UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HomeStreet, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

April 17, 2018

It is my distinct pleasure to invite you to attend the 2018 annual meeting of shareholders of HomeStreet, Inc. The meeting will be held at 10:00 A.M. Pacific Time on May 24, 2018 at the Hilton Seattle Hotel, located at 1301 Sixth Avenue, Seattle, Washington, 98101.

With this letter, we are including the notice for the annual meeting, the proxy statement, our annual report for the fiscal year ended December 31, 2017 and a proxy card. You may also find copies of these items online at www.homestreet.com/proxy.

The matters to be voted on are: the election of Scott M. Boggs, Mark R. Patterson and Douglas I. Smith as Class I directors, the approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers, the approval on an advisory (non-binding) basis of the frequency of future advisory shareholder votes on executive compensation, and the ratification on an advisory (non-binding) basis of the appointment of our independent auditors for 2018. Our Board of Directors recommends that you vote “FOR” each of its nominees (Scott M. Boggs, Mark R. Patterson and Douglas I. Smith), that you vote for an advisory (non-binding) shareholder vote on the compensation of our named executive officers every “ONE YEAR,” that you vote “FOR” the approval on an advisory (non-binding) basis of the compensation of our named executive officers and that you vote “FOR” each of the other proposals as set forth in the enclosed proxy statement by using the enclosed WHITE proxy card.

On April 11, 2018, Roaring Blue Lion Capital Management, L.P. (“Roaring Blue Lion Capital”) informed the Company that it intends to solicit votes “AGAINST” certain Board nominees and one or more of the Company’s proposals. OUR BOARD OF DIRECTORS URGES YOU TO VOTE ONLY FOR OUR BOARD’S PROPOSED NOMINEES BY USING THE ENCLOSED WHITE PROXY CARD, TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF ROARING BLUE LION CAPITAL OR ANY OF ITS AFFILIATES AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF ROARING BLUE LION CAPITAL OR ANY OF ITS AFFILIATES. The Company is not responsible for the accuracy of any information provided by or relating to Roaring Blue Lion Capital or any of its affiliates contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Roaring Blue Lion Capital or any of its affiliates or any other statements that they may otherwise make.

We urge you NOT to sign or return any proxy cards sent by or on behalf of Roaring Blue Lion Capital or any of its affiliates. If you have already voted using a proxy card sent to you by Roaring Blue Lion Capital, you can revoke it by (1) executing and delivering the WHITE proxy card, voting over the Internet using the Internet address on the WHITE proxy card or voting by telephone using the toll-free number on the WHITE proxy card or (2) voting in person at the annual meeting. Only your last-dated proxy submitted will count, and any proxy may be revoked at any time prior to its exercise at the annual meeting as described in the accompanying proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible so that your shares are represented. We urge you to complete, sign and date the enclosed WHITE proxy card and promptly return it in the postage-paid envelope provided or vote using the Internet or telephone. Returning your WHITE proxy card will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

If you would like to receive electronic notification of documents we file with the Securities and Exchange Commission and our issuance of press releases, you may subscribe to our e-mail alerts at http://ir.homestreet.com.

Thank you for your ongoing support of and continued interest in HomeStreet, Inc.

Sincerely,

Mark K. Mason
Chairman of the Board, President
and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be Held on May 24, 2018

The Annual Meeting of Shareholders (the “Annual Meeting”) of HomeStreet, Inc., a Washington corporation (the “Company”), will be held at 10:00 A.M., Pacific Time, on May 24, 2018, at the Hilton Seattle Hotel, located at 1301 Sixth Avenue, Seattle, Washington, 98101, in order to consider and vote upon the following matters:

1.	The election of Scott M. Boggs, Mark R. Patterson and Douglas I. Smith as Class I directors to serve until the 2021 annual meeting of shareholders, or until their respective successors are elected and qualified;

2.	The approval on an advisory (non-binding) basis the compensation of the Company’s named executive officers;

3.	The approval on an advisory (non-binding) basis the frequency of future advisory (non-binding) shareholder votes on executive compensation;

4.	The ratification on an advisory (non-binding) basis the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

5.	The transaction of such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Amended and Restated Bylaws, the Board of Directors of the Company has determined that a bona fide election contest does not exist, and therefore, the director candidates that shall be elected are those receiving a majority of votes cast (as described in the attached proxy statement).

Only shareholders of record at the close of business on April 5, 2018, are entitled to notice of, and to vote at, the Annual Meeting, and at any adjournment or postponement thereof.

It is important that your voice be heard and your shares be represented at the Annual Meeting whether or not you are able to attend in person. We urge you to vote TODAY by completing, signing and dating the WHITE proxy card and mailing it in the enclosed, postage pre-paid envelope or by following the instructions on the WHITE proxy card to vote by telephone or the Internet. Additionally, we hope that you can attend the meeting in person. If you submit your proxy and later wish to change your vote you may do so, either by submitting a new proxy or by voting in person at the meeting. If you are unable to attend the meeting and vote in person, please submit a proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. Please refer to the questions and answers section commencing on page 2 of the attached proxy statement and the instructions on the WHITE proxy card.

Our Mailing Address:
HomeStreet, Inc.
601 Union Street, Suite 2000
Seattle, WA 98101

Godfrey B. Evans
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary

April 17, 2018

IMPORTANT

 On April 11, 2018, Roaring Blue Lion Capital Management, L.P. (“Roaring Blue Lion Capital”) informed the Company that it intends to solicit votes “AGAINST” certain Board nominees and one or more of the Company’s proposals. The Company’s Board of Directors urges you NOT to sign any proxy card sent to you by or on behalf of Roaring Blue Lion Capital. If you have already signed any proxy card provided by or on behalf of Roaring Blue Lion Capital, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY – by telephone or by Internet using the instructions on the WHITE proxy card or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Toll-Free: (877) 566-1922

Email: info@okapipartners.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 24, 2018: THE PROXY STATEMENT FOR THE ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 ARE AVAILABLE FREE OF CHARGE ON OUR WEBSITE AT WWW.HOMESTREET.COM.

The notice of annual meeting of shareholders and the attached proxy statement are first being made available to shareholders on or about April 17, 2018.

Page

DATE, TIME, PLACE AND PURPOSE OF HOMESTREET’S ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING	2
Why am I receiving these materials?	2
Who is entitled to vote?	2
How many shares are entitled to vote at the meeting?	2
How many votes do I have?	2
What matters will be voted on at the Annual Meeting?	2
What is the voting requirement to approve each of the matters to be voted on at the Annual Meeting?	3
How does the Board of Directors recommend I vote?	3
How long will each of the directors elected at the Annual Meeting continue to serve?	3
Who is a registered shareholder and who is a beneficial shareholder?	4
How do I vote?	4
What happens if I sign and return my proxy card, but don’t mark my votes?	5
Can I revoke my proxy?	5
What happens if additional matters are presented at the Annual Meeting?	5
Who will count the votes?	5
Where can I find the results of the Annual Meeting?	5
What does it mean if I get more than one proxy card?	5
What constitutes a “quorum”?	6
What vote is required to elect directors?	6
What vote is required to approve the advisory (non-binding) proposal on the compensation of the Company’s named executive officers?	6
What vote is required for the advisory (non-binding) proposal on the frequency of future advisory (non-binding) shareholder votes on executive compensation?	7
What vote is required to approve the advisory (non-binding) proposal on the ratification of the appointment of the Company’s independent registered public accountants?	7
Has the Company been notified that a shareholder intends to propose alternative director nominees or other business at the Annual Meeting?	7
What percentage of outstanding shares do the directors and executive officers beneficially own?	7

-i-

(continued)

Page

Who is paying the cost of preparing, assembling and mailing the notices of the Annual Meeting, Proxy Statement and form of proxy card and the solicitation of the proxies?	7
What is the deadline for nominating directors and submitting shareholder proposals for consideration at the Company’s next annual meeting of the shareholders?	8
Who can help answer any other questions I may have?	9
ANNUAL MEETING PROCEDURES	10
Annual Meeting Admission	10
Who Can Vote, Outstanding Shares	10
Voting Procedures	10
Proxy Card	11
Record Date	11
Quorum	11
Required Vote	11
Broker Non-Votes	12
Revocability of Proxy	13
Appraisal Rights	13
Shareholder List	13
Other Matters	13
OTHER INFORMATION	14
Participants in the Solicitation	14
Costs of Solicitation	14
FORWARD-LOOKING STATEMENTS	15
BACKGROUND TO THE SOLICITATION	16
PROPOSAL 1 ELECTION OF DIRECTORS	21
Introduction	21
Nominees for Director	21
Information Regarding the Board of Directors and Nominees	22
Directors of HomeStreet	22
Key Qualifications	23
Nominees for Election as Directors at the Annual Meeting	23
Directors Continuing in Office	24

-ii-

(continued)

-iii-

(continued)

-iv-

(continued)

-v-

HOMESTREET, INC.

601 Union Street, Suite 2000

Seattle, WA 98101

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

May 24, 2018

DATE, TIME, PLACE AND PURPOSE OF HOMESTREET’S ANNUAL MEETING

The 2018 annual meeting of shareholders of HomeStreet, Inc., a Washington corporation (the “Company” or “HomeStreet”) will be held at 10:00 A.M., Pacific Time, on May 24, 2018, at the Hilton Seattle Hotel, located at 1301 Sixth Avenue, Seattle, Washington, 98101. References to the “Annual Meeting” in this Proxy Statement refer to such meeting and any postponements or adjournments of such meeting. At the Annual Meeting, the Company’s shareholders will be asked to vote on the following:

1)	Proposal 1: to elect Scott M. Boggs, Mark R. Patterson and Douglas I. Smith as Class I directors to serve on the Company’s board of directors (the “Board”) until the 2021 annual meeting of shareholders, or until their respective successors are elected and qualified;

2)	Proposal 2: to approve on an advisory (non-binding) basis the compensation of the Company’s named executive officers;

3)	Proposal 3: to approve on an advisory (non-binding) basis the frequency of future advisory (non-binding) shareholder votes on executive compensation; and

4)	Proposal 4: to ratify on an advisory (non-binding) basis the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

This Proxy Statement is first being sent to the shareholders of the Company on or about April 17, 2018, and is accompanied by a WHITE proxy card that is being solicited by the Company for use at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, FOR PROPOSALS 2 AND 4, AND FOR ONE YEAR FOR PROPOSAL 3 USING THE ENCLOSED WHITE PROXY CARD.

1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

Our Board has sent you this Proxy Statement and the accompanying WHITE proxy card to ask for your vote, as a shareholder of HomeStreet, on certain matters that will be voted on at the Annual Meeting. As a shareholder, you are invited to attend and are entitled to and requested to vote on the proposals set forth in this Proxy Statement. The reasons for, and further information in relation to, each of these proposals are described in more detail in the questions and answers and other materials that follow.

Who is entitled to vote?

All shareholders of record of HomeStreet common stock at the close of business on April 5, 2018 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting.

How many shares are entitled to vote at the meeting?

As of the Record Date, 26,971,908.60 shares of our common stock were issued, outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of common stock you owned on the Record Date is entitled to one vote for each director candidate. You may NOT cumulate votes relating to the election of directors. For the other matters presented at this meeting, you are entitled to one vote for each share of common stock you owned of record on the Record Date.

What matters will be voted on at the Annual Meeting?

The matters to be voted on at the Annual Meeting are:

●	The election of Scott M. Boggs, Mark R. Patterson and Douglas I. Smith as Class I directors to serve until the 2021 annual meeting of the shareholders, until their respective successors are duly elected and qualified or until their earlier resignation or removal;

●	The approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers;

●	The approval on an advisory (non-binding) basis of the frequency of future advisory (non-binding) shareholder votes on executive compensation; and

●	The ratification on an advisory (non-binding) basis of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

2

What is the voting requirement to approve each of the matters to be voted on at the Annual Meeting?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of directors	Majority of votes cast*	No

Proposal 2: Approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers	Number of votes cast in favor exceed number of votes cast against	No

Proposal 3: Approval on an advisory (non-binding) basis of the frequency of future advisory (non-binding) shareholder votes on executive compensation	If no frequency receives at least a majority of the votes cast, then the frequency that receives the greatest number of votes cast (every one, two or three years) will be considered the frequency recommended by shareholders	No

Proposal 4: Ratification on an advisory (non-binding) basis of appointment of independent registered public accounting firm	Number of votes cast in favor exceed number of votes cast against	Yes**

* Under our Amended and Restated Bylaws (our “Bylaws”), the voting standard is a majority of votes cast in any election that is not a contested election (as defined in our Bylaws). In a contested election, the voting standard would be a plurality standard. See “What vote is required to elect directors?” below.

** No broker discretionary voting allowed to the extent the broker receives competing sets of proxy materials with respect to the Annual Meeting.

How does the Board of Directors recommend I vote?

Our Board recommends that you vote your shares:

●	“FOR” the election of Scott M. Boggs, Mark R. Patterson and Douglas I. Smith as Class I directors;

●	“FOR” the approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers;

●	For “ONE YEAR” for the frequency of future shareholder advisory (non-binding) votes to approve executive compensation; and

●	“FOR” the ratification on an advisory (non-binding) basis of appointment of Deloitte & Touche LLP as HomeStreet’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

How long will each of the directors elected at the Annual Meeting continue to serve?

Our Second Amended and Restated Articles of Incorporation, as amended (our “Articles of Incorporation”) provide that our directors will serve a term of three years, until their respective successors are duly elected and qualified or until their earlier resignation or removal. Our Board is divided into three classes of directors, with the members of each class serving a three-year term. Each annual meeting, our shareholders elect directors of one class such that approximately one-third of our directors are elected annually. This is known as a classified board. The three director nominees for Class I will serve until the 2021 annual meeting, if elected.

3

Who is a registered shareholder and who is a beneficial shareholder?

Registered Shareholders: A “registered shareholder” is a person or entity whose name appears in the Company’s shareholders’ list as an owner of one or more shares of the Company’s common stock.

Beneficial Shareholders: A “beneficial shareholder” is a person or entity whose shares the Company’s common stock are held by a bank, broker or other nominee (a.k.a. in “street name”).

How do I vote?

Registered Shareholders: If you are a “registered shareholder,” you can vote your shares in the following four ways:

●	By Internet: You may vote by submitting a proxy over the Internet. Go to www.voteproxy.com and follow the instructions. You should have your proxy card, including your control number, in hand when you access the website.

●	By Telephone: Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the WHITE proxy card or voting instruction form and following the instructions.

●	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by completing, signing and dating the WHITE proxy card and mailing it in the enclosed, postage pre-paid envelope.

●	In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. You are encouraged to complete, sign and date the WHITE proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether you plan to attend the Annual Meeting.

Beneficial Shareholders: If you are a “beneficial shareholder,” then you will receive instructions from your bank, broker or other nominee on how to vote your shares.

If a beneficial shareholder receives competing proxy materials, the nominee will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on if the nominee did not receive voting instructions from the beneficial shareholder. This is referred to as a “broker non-vote.” In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. However, if a beneficial shareholder receives only the Company’s proxy materials (and not any competing proxy materials), the nominee has discretionary authority with respect to these shares to vote on the ratification on an advisory (non-binding) basis of appointment of independent registered public accounting firm (Proposal No. 4), which is the only “routine” matter presented at the Annual Meeting. If nominees exercise this discretionary voting authority on Proposal No. 4, such shares will be considered present at the Annual Meeting for quorum purposes, and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting (Proposal Nos. 1, 2 and 3), which are considered “non-routine.”

If you are a “beneficial shareholder,” you will need proof of ownership to be admitted to the Annual Meeting. For more information, please see “Annual Meeting Procedures—Annual Meeting Admission” on page 10 of this Proxy Statement. If you want to vote your shares in person at the Annual Meeting, you will need to present a written proxy in your name from nominee who holds your shares.

4

What happens if I sign and return my proxy card, but don’t mark my votes?

If you do not mark your vote on your proxy card, David A. Ederer, Chairman Emeritus, and/or Godfrey B. Evans, our Corporate Secretary, General Counsel and Chief Administrative Officer, will vote your shares in accordance with the Board’s recommendation on each of Proposals 1, 2, 3 and 4.

Can I revoke my proxy?

Registered Shareholders: If you are a “registered shareholder” who has properly executed and delivered a proxy may revoke such proxy at any time before the Annual Meeting in any of the following ways:

●	submitting another proxy with a later date prior to the date of the Annual Meeting, over the Internet, by telephone or to our Corporate Secretary at our mailing address on the cover page of this Proxy Statement,

●	sending a written notice of revocation to our Corporate Secretary at our mailing address on the cover page of this Proxy Statement or

●	voting in person at the Annual Meeting.

Beneficial Shareholders: If you are a “beneficial shareholder,” you may change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxy holders, David A. Ederer and Godfrey B. Evans, will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Who will count the votes?

IVS Associates, Inc. will serve as the independent inspector of election and, in such capacity, will count and tabulate the votes.

Where can I find the results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and intend to publish final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) within four (4) business days after the Annual Meeting.

What does it mean if I get more than one set of proxy materials?

It means that your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must either sign and return all of the WHITE proxy cards or follow the instructions for any alternative voting procedure on each of the WHITE proxy cards that you receive.

Additionally, you may receive proxy solicitation materials from, or on behalf of, Roaring Blue Lion Capital Management, L.P. (“Roaring Blue Lion Capital”), including opposition proxy statements and proxy cards.

We urge you NOT to sign or return any proxy cards sent by or on behalf of Roaring Blue Lion Capital or any of its affiliates. If you have already voted using a proxy card sent to you by Roaring Blue Lion Capital, you can revoke it by (1) executing and delivering the WHITE proxy card, voting over the Internet using the Internet address on the WHITE proxy card or voting by telephone using the toll-free number on the WHITE proxy card or (2) voting in person at the Annual Meeting. Only your last-dated proxy submitted will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

If you have any questions or need assistance voting, please call Okapi Partners LLC, our proxy solicitor assisting us in connection with the Annual Meeting, toll-free at (877) 566-1922.

5

What constitutes a “quorum”?

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. Without a quorum, no business may be transacted at the Annual Meeting. If less than a quorum of the outstanding shares is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting without further notice.

What vote is required to elect directors?

Our Bylaws provide that, in any election of directors that is not a “contested election” (as defined in our Bylaws and described below), the candidates elected are those receiving a majority of the votes cast. Therefore, to be elected, the number of votes cast “FOR” a nominee must exceed the number of votes cast “AGAINST” that nominee.

The term of any director nominee who is a director at the time of election and who does not receive a majority of votes cast in the election held under that the majority voting standard described above terminates on the earliest to occur of: (i) 90 days after the date on which the voting results of the election are determined; (ii) the date the director’s resignation is accepted by the Board; or (iii) the date the Board fills the position. The following will not be votes cast and will have no effect on the election of any director nominee: (i) a share whose ballot is marked as withheld; (ii) a share otherwise present at the meeting but for which there is an abstention; and (iii) a share otherwise present at the meeting as to which a shareholder gives no authority or direction (other than a share voted pursuant to a signed proxy card on which the shareholder has not indicated any voting direction). Shareholders may not cumulate their votes in the election of directors.

Our Bylaws provide that an election is considered “contested,” and will be held under a plurality standard, if (a) the Secretary of the Company receives a notice that a shareholder has nominated a person for election to the Board in compliance with the advance notice requirements for shareholder nominees set forth in Section 1.13 of our Bylaws and such nomination has not been withdrawn by the advance notice deadline set forth in that section and (b) the Board has not determined before the notice of meeting is given that the shareholder’s nominees do not create a bona fide election contest. The Company received a purported notice dated February 23, 2018 from Blue Lion Opportunity Master Fund, L.P. (“BLOMF”), an affiliate of Roaring Blue Lion Capital, stating its intention to nominate two director candidates and submit three proposals at the Annual Meeting. However, such notice failed to comply with our Bylaws. After the Company rejected the purported notice as invalid, BLOMF filed an action against the Company in the Superior Court of Washington for King County seeking a declaratory judgment that its purported notice complied with our Bylaws, along with a motion for a preliminary injunction enjoining the Company from rejecting BLOMF’s purported notice as invalid. On March 30, 2018, the Superior Court of Washington for King County affirmed the Company’s position and ruled that BLOMF’s notice failed to comply with the advance notice requirements of our Bylaws for director nominees and proposals by shareholders. On April 6, 2018, BLOMF filed for voluntary dismissal without prejudice of its action against the Company, in the aftermath of the Court’s denial of BLOMF’s motion for preliminary injunction. On April 11, 2018, Roaring Blue Lion Capital sent a letter to the Company stating that Roaring Blue Lion Capital no longer intends to solicit proxies for BLOMF’s nominees or proposals, and the Court entered a voluntary dismissal without prejudice order on April 16, 2018. As a consequence, the election at the Annual meeting will NOT be considered “contested” under Section 1.13 of our Bylaws.

What vote is required to approve the advisory (non-binding) proposal on the compensation of the Company’s named executive officers?

The proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers will be adopted if a majority of the votes present in person or by proxy and voting on this matter are cast “FOR” the proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from approving the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

6

What vote is required for the advisory (non-binding) proposal on the frequency of future advisory (non-binding) shareholder votes on executive compensation?

Shareholders may vote, on an advisory (non-binding) basis, on the frequency of future advisory votes on executive compensation. The frequency receiving the greatest number of votes will be considered the frequency recommended by the shareholders. You may vote “ONE YEAR”, “TWO YEARS”, “THREE YEARS” or “ABSTAIN” from the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

What vote is required to approve the advisory (non-binding) proposal on the ratification of the appointment of the Company’s independent registered public accountants?

The proposal to approve, on an advisory (non-binding) basis, the appointment of Deloitte & Touche, LLP as HomeStreet’s independent registered public accounting firm for the year ending December 31, 2018 will be adopted if a majority of the votes present in person or by proxy and voting on this matter are cast “FOR” the proposal. You may vote “FOR”, “AGAINST” or “ABSTAIN” from approving the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Has the Company been notified that a shareholder intends to propose alternative director nominees or other business at the Annual Meeting?

The Company received a purported notice dated February 23, 2018 from BLOMF, an affiliate of Roaring Blue Lion Capital, stating its intention to nominate two director candidates and submit three proposals at the Annual Meeting. However, such notice failed to comply with our Bylaws. After the Company rejected the purported notice as invalid, BLOMF filed an action against the Company in the Superior Court of Washington for King County seeking a declaratory judgment that its purported notice complied with our Bylaws, along with a motion for a preliminary injunction enjoining the Company from rejecting BLOMF’s purported notice as invalid. On March 30, 2018, the Superior Court of Washington for King County affirmed the Company’s position and ruled that BLOMF’s notice failed to comply with the advance notice requirements of our Bylaws for director nominees and proposals by shareholders. On April 6, 2018, BLOMF filed for voluntary dismissal without prejudice of its action against the Company, in the aftermath of the Court’s denial of BLOMF’s motion for preliminary injunction. On April 11, 2018, Roaring Blue Lion sent a letter to the Company stating that Roaring Blue Lion no longer intends to solicit proxies for BLOMF’s nominees or proposals. Instead, Roaring Blue Lion intends to solicit votes “AGAINST” certain Board nominees and one or more of the Company’s proposals. As a result, the only candidates eligible for election at the Annual Meeting are Scott M. Boggs, Mark R. Patterson and Douglas I. Smith, and the Board does not know of any matters to be properly brought before the Annual Meeting other than Proposals 2, 3 and 4 described above.

What percentage of outstanding shares do the directors and executive officers beneficially own?

Together, our directors and executive officers beneficially own approximately 3.20% of the outstanding shares of our common stock as of the Record Date.

Who is paying the cost of preparing, assembling and mailing the notices of the Annual Meeting, Proxy Statement and form of proxy card and the solicitation of the proxies?

The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursements paid to brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from beneficial owners. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. The Company has retained Okapi Partners LLC to solicit proxies. For more information, please see “Other Information—Costs of Solicitation” on page 14 of this Proxy Statement.

7

What is the deadline for nominating directors and submitting shareholder proposals for consideration at the Company’s next annual meeting of the shareholders?

For inclusion in HomeStreet’s proxy materials: Shareholders may present proper proposals for inclusion in HomeStreet’s proxy statement and for consideration at the next annual meeting of shareholders by submitting such proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2019 annual meeting of shareholders (the “2019 Annual Meeting”), shareholder proposals must be received by our Corporate Secretary no later than December 18, 2018, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Bylaws.

To be brought before an annual meeting of shareholders: In addition, our Bylaws establish an advance notice procedure for shareholders who wish to present certain matters before an annual meeting of shareholders.

In general, nominations for the election of directors may be made (1) by or at the direction of the Board, or (2) by a shareholder of the Company entitled to vote at such meeting who has delivered written notice to our Corporate Secretary at our principal executive offices within the Notice Period (as defined below), who was a shareholder at the time of such notice and as of the Record Date, and whose notice is in accordance with the procedures set forth in our Bylaws.

Our Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board, (2) properly brought before the meeting by or at the direction of the Board or (3) properly brought before the meeting by a shareholder who has delivered written notice to our Corporate Secretary at our principal executive offices within the Notice Period (as defined below), who was a shareholder at the time of such notice and as of the Record Date, and whose notice complies with our Bylaws.

Except as otherwise provided by law, our Articles of Incorporation, or our Bylaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in compliance with our Bylaws, and if any proposed nomination or business is not in compliance with our Bylaws, to declare that such proposal or nomination shall be disregarded.

The “Notice Period” is defined as that period not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. As a result, the Notice Period for the 2019 Annual Meeting will start on January 24, 2019 and end on February 23, 2019. However, in the event that the date of the 2019 Annual Meeting is more than 30 days before or 60 days after May 24, 2019, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of the 2019 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2019 Annual Meeting or, if the first public announcement of the date of the 2019 Annual Meeting is less than 100 days prior to the date of such 2019 Annual Meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period for the giving of a shareholder’s notice as described in this paragraph.

8

If a shareholder who has notified the Company of his or her intention to appear in person or by a representative at the meeting to propose the business specified in the notice at an annual meeting of shareholders does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

A copy of the full text of our Bylaws may be obtained by writing to our Corporate Secretary at our principal executive offices or by accessing our filings on the SEC’s website at www.sec.gov.

Who can help answer any other questions I may have?

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Toll-Free: (877) 566-1922

Email: info@okapipartners.com

9

ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only HomeStreet shareholders or their duly authorized and constituted proxies may attend the Annual Meeting. Proof of ownership of our common stock must be presented in order to be admitted to the Annual Meeting. If you are a beneficial shareholder and you plan to attend the Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank, broker or other nominee or other proof of ownership as of the close of business on April 5, 2018, the Record Date, to be admitted to the Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be a brokerage statement or letter from a broker, bank or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your broker, bank or other nominee.

After the chairman of the meeting opens the Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting. The use of mobile phones during the Annual Meeting is also prohibited. All persons attending the Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting.

Who Can Vote, Outstanding Shares

Holders of record of our common stock at the close of business on April 5, 2018 may vote at the Annual Meeting. As of April 5, 2018, we had 26,971,908.60 shares of our common stock outstanding, with each entitled to one vote with respect to each nominee up for election under Proposal 1, Election of Directors, and one vote with respect to each other proposal.

Voting Procedures

Registered Shareholders: If you are a “registered shareholder”, you can vote your shares in the following four ways:

●	By Internet: You may vote by submitting a proxy over the Internet. Go to www.voteproxy.com and follow the instructions. You should have your proxy card, including your control number, in hand when you access the website.

●	By Telephone: Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the WHITE proxy card or voting instruction form and following the instructions.

●	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by completing, signing and dating the WHITE proxy card and mailing it in the enclosed postage pre-paid envelope.

●	In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. You are encouraged to complete, sign and date the WHITE proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether you plan to attend the Annual Meeting.

Beneficial Shareholders: If you are a “beneficial shareholder,” then you will receive instructions from your bank, broker or other nominee on how to vote your shares.

10

Proxy Card

The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted in accordance with the specifications. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the three director nominees of the Board set forth on the WHITE proxy card (Proposal 1); “FOR” the approval of the advisory (non-binding) resolution on the compensation of the Company’s named executive officers as described in the Proxy Statement under “Executive Compensation” (Proposal 2); for “ONE YEAR” on the advisory (non-binding) resolution concerning the frequency of future advisory (non-binding) shareholder votes on executive compensation (Proposal 3); and “FOR” the ratification on an advisory (non-binding) basis of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018 (Proposal 4).

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all WHITE proxy cards received by the Board will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed proxy card.

Record Date

Only holders of record of shares of common stock at the close of business on April 5, 2018 will be entitled to notice of and to vote at the Annual Meeting.

Quorum

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. Without a quorum, no business may be transacted at the Annual Meeting. If less than a quorum of the outstanding shares is represented at the Annual Meeting, a majority of the shares so represented may adjourn the meeting.

Required Vote

Our Bylaws provide that, in any election of directors that is not a “contested election” (as defined in our Bylaws and described below), the candidates elected are those receiving a majority of the votes cast. Therefore, to be elected, the number of votes cast “FOR” a nominee must exceed the number of votes cast “Against” that nominee.

The term of any director nominee who is a director at the time of election and who does not receive a majority of votes cast in the election held under the majority voting standard described above terminates on the earliest to occur of: (i) 90 days after the date on which the voting results of the election are determined; (ii) the date the director’s resignation is accepted by the Board; or (iii) the date the Board fills the position. The following will not be votes cast and will have no effect on the election of any director nominee: (i) a share whose ballot is marked as withheld; (ii) a share otherwise present at the meeting but for which there is an abstention; and (iii) a share otherwise present at the meeting as to which a shareholder gives no authority or direction (other than a share voted pursuant to a signed proxy card on which the shareholder has not indicated any voting direction). Shareholders may not cumulate their votes in the election of directors.

11

Our Bylaws provide that an election is considered “contested,” and will be held under a plurality standard, if (a) the Secretary of the Company receives a notice that a shareholder has nominated a person for election to the Board in compliance with the advance notice requirements for shareholder nominees set forth in Section 1.13 of our Bylaws who are not withdrawn by the advance notice deadline set forth in that section and (b) the Board has not determined before the notice of meeting is given that the shareholder’s nominee(s) do not create a bona fide election contest. The Company received a purported notice dated February 23, 2018 from BLOMF, an affiliate of Roaring Blue Lion Capital, stating its intention to nominate two director candidates and submit three proposals at the Annual Meeting. However, such notice failed to comply with our Bylaws. After the Company rejected the purported notice as invalid, BLOMF filed an action against the Company in the Superior Court of Washington for King County seeking a declaratory judgment that its purported notice complied with our Bylaws, along with a motion for a preliminary injunction enjoining the Company from rejecting BLOMF’s purported notice as invalid. On March 30, 2018, the Superior Court of Washington for King County affirmed the Company’s position and ruled that BLOMF’s notice failed to comply with the advance notice requirements of our Bylaws for director nominees and proposals by shareholders. On April 6, 2018, BLOMF filed for voluntary dismissal without prejudice of its action against the Company, in the aftermath of the Court’s denial of BLOMF’s motion for preliminary injunction. On April 11, 2018, Roaring Blue Lion sent a letter to the Company stating that Roaring Blue Lion no longer intends to solicit proxies for BLOMF’s nominees or proposals. Instead, Roaring Blue Lion intends to solicit votes “AGAINST” certain Board nominees and one or more of the Company’s proposals. As a consequence, the election at the Annual Meeting will NOT be considered “contested” under Section 1.13 of our Bylaws.

PLEASE SUPPORT THE BOARD’S NOMINEES BY VOTING FOR THE ELECTION OF THE BOARD’S NOMINEES
UNDER PROPOSAL 1 USING THE ENCLOSED WHITE PROXY CARD.

Each of Proposals 2 and 4 will pass if the total votes cast “FOR” a given proposal exceed the total number of votes cast “AGAINST” such given proposal. The enclosed WHITE proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals.

Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast. If no frequency receives at least a majority of the votes cast, then we will consider the frequency that receives the highest number of votes cast (every one, two or three years) to be the frequency recommended by our shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, FOR PROPOSALS 2 AND 4, AND FOR ONE YEAR FOR PROPOSAL 3 USING THE ENCLOSED WHITE PROXY CARD.

Broker Non-Votes

If a beneficial shareholder receives competing proxy materials, the nominee will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on if the nominee did not receive voting instructions from the beneficial shareholder. This is referred to as a “broker non-vote.” In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. However, if a beneficial shareholder receives only the Company’s proxy materials (and not any competing proxy materials), the nominee has discretionary authority with respect to these shares to vote on the ratification on an advisory (non-binding) basis of appointment of independent registered public accounting firm (Proposal No. 4), which is the only “routine” matter presented at the Annual Meeting. If nominees exercise this discretionary voting authority on Proposal No. 4, such shares will be considered present at the Annual Meeting for quorum purposes, and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting (Proposal Nos. 1, 2 and 3), which are considered “non-routine.”

We encourage you to provide voting instructions on a WHITE proxy card or a provided voting instruction form to the nominee that holds your shares by carefully following the instructions provided in their notice to you.

12

Revocability of Proxy

If you are a “registered shareholder” who has properly executed and delivered a proxy may revoke such proxy at any time before the Annual Meeting in any of the following ways:

●	submitting another proxy with a later date prior to the date of the Annual Meeting, over the Internet, by telephone or to our Corporate Secretary at our mailing address on the cover page of this Proxy Statement,

●	sending a written notice of revocation to our Corporate Secretary at our mailing address on the cover page of this Proxy Statement or

●	voting in person at the Annual Meeting.

If you are a “beneficial shareholder,” you may change your vote by submitting new voting instructions to your nominee in accordance with such nominee’s procedures.

Appraisal Rights

Holders of shares of common stock do not have appraisal rights under Washington law in connection with this proxy solicitation.

Shareholder List

A list of our shareholders as of the close of business on April 5, 2018 will be available for inspection during business hours for ten days prior to the Annual Meeting at our principal executive offices located at 601 Union Street, Suite 2000, Seattle, WA 98101.

Other Matters

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Toll-Free: (877) 566-1922

Email: info@okapipartners.com

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON May 24, 2018: THE PROXY STATEMENT FOR THE ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 ARE AVAILABLE FREE OF CHARGE ON OUR WEBSITE AT www.homestreet.com.

13

OTHER INFORMATION

Participants in the Solicitation

Under applicable regulations of the SEC, each of our directors and certain of our executive officers and other employees are “participants” in this proxy solicitation. Please refer to the sections entitled “Principal Shareholders” and “Proposal 1—Election of Directors” for information about our directors and executive officers. Additional information relating to our directors and director nominees as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Costs of Solicitation

We are required by law to convene an annual meeting of shareholders at which directors are elected. Because our shares are widely held, it would be impractical for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, the Company is soliciting proxies from our shareholders. The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursements paid to brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining voting instructions from beneficial owners. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. The Company has retained Okapi Partners LLC to solicit proxies. Under our agreement with Okapi Partners LLC, Okapi Partners LLC will receive a fee of up to $200,000 plus the reimbursement of reasonable expenses. Okapi Partners LLC expects that approximately 40 of its employees will assist in the solicitation. Okapi Partners LLC will solicit proxies by mail, telephone, facsimile and email. Our aggregate expenses, including those of Okapi Partners LLC, related to our solicitation of proxies, excluding salaries and wages of our regular employees, are expected to be approximately $600,000, of which approximately $350,000 has been incurred as of the date of this Proxy Statement.

14

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements or structure, Board composition, future shareholder engagement and the Company’s strategy, and underlying assumptions of any of the foregoing are forward-looking statements.

When used in this Proxy Statement, terms such as “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of those terms or other comparable terms are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause us to fall short of our expectations or may cause us to deviate from our current plans, as expressed or implied by these statements. The known risks that could cause our results to differ, or may cause us to take actions that are not currently planned or expected, are described in the Company’s reports and filings with the SEC including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, under the heading Item 1A— “Risk Factors.” Unless required by law, the Company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this Proxy Statement is specifically qualified in its entirety by the aforementioned factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Proxy Statement.

15

BACKGROUND TO THE SOLICITATION

Between 2012 and 2017, the Company’s senior management team spoke with representatives of Roaring Blue Lion Capital, a Texas limited partnership, on numerous occasions as part of the Company’s engagement and investor outreach efforts.

In February 2017, when Roaring Blue Lion Capital or entities related thereto (such entities, together with Roaring Blue Lion Capital, the “Blue Lion Entities”) owned approximately 1% of the outstanding shares of Company common stock, Charles W. Griege, Jr., Roaring Blue Lion Capital’s founder and Chief Investment Officer, offered to join the Board. The Company considered this offer and declined to appoint Mr. Griege as a director at that time.

From September 26, 2017 through November 16, 2017 Roaring Blue Lion Capital and related entities purchased 1,152,576 shares of Company common stock, increasing its beneficial ownership of Company common stock from 347,744 shares (just over 1% of the outstanding shares) to 1,500,320 shares (approximately 5.58% of the outstanding shares) as of November 20, 2017.

On October 26, 2017, the Board approved amendments to the Company’s Principles of Corporate Governance that, among other things, added a provision stating that the Human Resources and Corporate Governance Committee of the Board (the “HRCG Committee”) would actively seek to include highly qualified women and individuals from minority groups in the pool of candidates from which nominees for director positions are chosen, and in choosing between equally qualified candidates would give extra weight to diversity of the candidates.

On November 9, 2017, Mr. Griege and Mark Mason, the Company’s Chairman, President and Chief Executive Officer, met in Newport Beach, California during a regularly scheduled investor conference.

On November 20, 2017, Mr. Griege sent a letter to Mr. Mason, expressing Mr. Griege’s concerns regarding the Company’s business strategy, stock price performance, growth and diversification plans and the growth of the Company’s mortgage banking business. The letter stated, “we want to revisit our offer of representation on your board” and that “if we cannot amicably reach an agreement on our request, we intend to exercise our rights as shareholders.” Mr. Griege also requested a meeting with Mr. Mason and the Board.

Also on November 20, 2017, Roaring Blue Lion Capital and Mr. Griege jointly filed a Schedule 13D with the SEC, attaching the November 20, 2017 letter as an exhibit thereto. The Schedule 13D stated, “[t]he Reporting Persons have discussed and will continue to discuss ideas that, if effectuated, may result in any of the following: changes in the Board or management of the [Company] and/or a sale or transfer of a material amount of assets of the [Company].”

On November 24, 2017, the Board resolved to invite Mr. Griege to attend the Board’s next regularly-scheduled meeting to be held on December 21, 2017 and present his views to the full Board.

On November 27, 2017, the Company issued a letter to shareholders, filed as an exhibit to a Current Report on Form 8-K filed with the SEC on that date, acknowledging receipt of the November 20, 2017 letter and stating that the Board had invited Mr. Griege to present his thoughts for improving shareholder value to the Board at the next regularly-scheduled Board meeting.

16

On November 29, 2017, Mr. Griege sent a letter to Mr. Mason accepting the Company’s invitation to speak at the next regularly-scheduled Board meeting and stating that, in light of the fact that the Company had not addressed his offer to join the Board, Roaring Blue Lion Capital intended “to prepare [its] formal notice of intent to nominate” directors for election to the Board. Roaring Blue Lion Capital and Mr. Griege attached the November 29, 2017 letter as an exhibit to a Schedule 13D/A jointly filed with the SEC on December 1, 2017.

On December 21, 2017, the Board held a regularly scheduled meeting at which Mr. Griege and Justin Hughes, another Roaring Blue Lion Capital representative, were given two hours to meet with the Board, in which they provided a presentation detailing their opinions on the operations, management and performance of the Company and were given the opportunity to engage in discussion on those issues with the Board. During the presentation, Mr. Griege stated that if the Board did not appoint him to the Board, Roaring Blue Lion Capital would seek to obtain two Board seats through a proxy contest.

On December 27, 2017, Roaring Blue Lion Capital and Mr. Griege jointly filed a Schedule 13D/A attaching the presentation Messrs. Griege and Hughes made to the Board on December 21, 2017.

On January 5, 2018, at the request of the Board, Mr. Mason sent Mr. Griege a director questionnaire to complete and return to the Board.

On January 8, 2018, the HRCG Committee (comprised of Victor H. Indiek, Thomas E. King, George “Judd” Kirk and Douglas I. Smith), Scott M. Boggs, in his capacity as lead independent director of the Board, and Mr. Mason met with Mr. Griege in Seattle for several hours to interview him as a director candidate. Following the interview, and after extensive review of his background, experience and qualifications, along with information provided by Mr. Griege, including during both the January 8, 2018 interview and his December 21, 2017 presentation to the Board, the HRCG Committee concluded that appointing Mr. Griege to the Board was not in the best interest of all shareholders and voted unanimously not to recommend Mr. Griege as a director candidate to the Board.

On January 10, 2018, Mr. Griege returned a completed copy of his director questionnaire, which was immediately distributed to the Board as part of the materials for consideration prior to the January 11, 2018 special meeting of the Board.

On January 11, 2018, the Board held a special meeting to consider Mr. Griege’s request to be appointed to the Board. In considering such request, the Board took into account the information received from and provided by Mr. Griege to date and the unanimous recommendation against his appointment by the HRCG Committee in addition to the fact that Mr. Griege was not a diverse candidate, and the Board unanimously voted to decline Mr. Griege’s request to join the Board as not in the best interests of all shareholders.

On January 11, 2018, the Company sent a letter to Mr. Griege, informing him that the Board had decided not to appoint him as a director. On the same day, the Company also issued a letter to shareholders, filed as an exhibit to a Current Report on Form 8-K filed with the SEC that same day, announcing and explaining the Board’s decision not to appoint Mr. Griege to the Board.

On January 17, 2018, Mr. Griege sent a letter to the Board expressing his views regarding the Company’s performance relative to its peers and stating that Roaring Blue Lion Capital would be nominating candidates for election to the Board. Roaring Blue Lion Capital and Mr. Griege attached the press release as an exhibit to a Schedule 13D/A jointly filed by them on the same day.

17

On January 22, 2018, the Company issued a press release reporting the results of operations for the fourth quarter and year ended December 31, 2017. The press release was also filed with the SEC as an exhibit to a Current Report on Form 8-K on the same day.

On January 23, 2018, Roaring Blue Lion Capital issued a press release expressing its views on the Company’s results of operations. In addition, the press release noted that Roaring Blue Lion Capital had “expressed its intention to nominate” two candidates for election to the Board at the Annual Meeting. Roaring Blue Lion Capital and Mr. Griege attached the press release as an exhibit to a Schedule 13D/A jointly filed by them with the SEC on the same day.

On January 25, 2018, the Board appointed Mark R. Patterson, a career institutional investor with public company board and banking experience, who personally held 90,000 shares of Company common stock, as a Class I director of the Board for a term expiring at the Annual Meeting. Mr. Patterson was appointed to fill a vacancy created by the resignation of Timothy R. Chrisman. In appointing Mr. Patterson, the Board noted that he was not a diverse candidate, but at the time, the Board had not identified any diverse candidates who were equally qualified. The Board then approved and ratified the actions taken by the HRCG Committee to commence a search for a qualified candidate to improve the Company’s stated diversity goals in keeping with its recently amended Principles of Corporate Governance. Later that day, the Company announced the foregoing in a press release, which was filed as an exhibit to a Current Report on Form 8-K filed with the SEC on the same day.

On February 8, 2018, Mr. Mason, Mr. Ruh and a representative from the investor relations department of the Company had a conference call with Mr. Griege and Mr. Hughes to discuss fourth quarter and full-year 2017 results and the Board’s previously disclosed strategic plan for the Company.

In the late afternoon on Friday, February 23, 2018, the day before the deadline under the Bylaws for notices for director nominations and shareholder proposals for the Annual Meeting, one of the Blue Lion Entities, BLOMF delivered a letter to the Board (the “Notice Letter”) purporting to give notice of its nomination of two director candidates and three shareholder proposals at the Annual Meeting.

On February 26, 2018, a group consisting of Ronald K. Tanemura, Paul J. Miller, Jr., Griege, Roaring Blue Lion, LLC, Roaring Blue Lion Capital, BLOF II, LP, Blue Lion Capital Master Fund, L.P. and BLOMF (the “Blue Lion Proxy Group”) filed a notice as an exhibit to Schedule DFAN14A announcing delivery of the Notice Letter. Later that same day, Mr. Griege and Roaring Blue Lion jointly filed a Schedule 13D/A with the SEC that included the press release and the Notice Letter as exhibits.

On February 26, 2018, the Company issued a press release confirming receipt of the Notice Letter and stating that the Board would carefully evaluate the Notice Letter. The press release was filed as an exhibit on a Current Report on Form 8-K filed with the SEC the same day.

Also on February 26, 2018, the Board met to discuss the Notice Letter. At this meeting, representatives from the Company’s outside legal counsel, Sidley Austin LLP (“Sidley”) provided an extensive analysis of the Notice Letter and engaged in related discussions with the Board. The Board unanimously approved a motion to reject the Notice Letter on the grounds that it failed to comply with the Bylaws.

On March 1, 2018, Sidley delivered a letter to BLOMF (the “Notice Response Letter”) in response to the Notice Letter, indicating that the Notice Letter failed to comply with the Company’s Bylaws and therefore did not constitute a valid notice of director nominations or shareholder proposals. In the letter, Sidley provided a detailed list of the deficiencies in the Notice Letter.

18

Also on March 1, 2018, the Company issued a press release announcing delivery of the Notice Response Letter and indicating that the Company and its legal advisors had found at least 32 instances where the Notice Letter failed to satisfy the requirements of the Bylaws. The Company also noted that BLOMF had submitted the Notice Letter just one day before the deadline for such notices, which had been publicly disclosed in the proxy statement for the previous year’s annual meeting that was filed with the SEC on April 24, 2017. The press release further stated that, because BLOMF had failed to deliver a notice in accordance with the requirements of the Bylaws prior to the deadline for all Company shareholders to deliver notice, BLOMF no longer had the right to bring any proposals for consideration or to nominate any candidates for election to the Board at the Annual Meeting. The press release and the Notice Response Letter were each filed by the Company with the SEC as an exhibit on a Current Report on Form 8-K the same day.

On March 5, 2018, Roaring Blue Lion Capital issued a press release attacking the Company for rejecting the Notice Letter. Mr. Griege, Roaring Blue Lion Capital and Mr. Tanemura jointly filed a Schedule 13D/A with the SEC on the same day, which included the press release as an exhibit. The Blue Lion Proxy Group separately provided the press release as an exhibit to Schedule DFAN14 filed with the SEC on the same day.

On March 6, 2018, the Company issued a press release reiterating its position that the Notice Letter had failed to comply with the requirements for such notices in the Bylaws. The press release was filed by the Company with the SEC as an exhibit on a Current Report on Form 8-K the same day.

On March 8, 2018, Roaring Blue Lion Capital’s legal counsel, Foley & Lardner LLP (“Foley”), delivered a letter to Sidley asserting that the Notice Letter complied with all material requirements for such notices in the Bylaws, and detailing Foley’s interpretation of the Bylaws. On the same day, Mr. Griege, Roaring Blue Lion Capital and Mr. Tanemura jointly filed with the SEC a Schedule 13D/A, which included the letter as an exhibit.

On March 9, 2018, Roaring Blue Lion Capital delivered a letter to the Company, purporting to clarify the Notice Letter. A copy of this letter was subsequently filed with the SEC as an exhibit to a Schedule 13/D filed jointly by Mr. Griege, Roaring Blue Lion Capital and Mr. Tanemura on March 12, 2018, and as an exhibit to a Schedule DFAN14A filed by the Blue Lion Proxy Group on March 12, 2018.

Later on March 9, 2018, Sidley delivered a letter to Foley reiterating the Company’s position that the Notice Letter had failed to comply with the requirements of the Bylaws and that the Company did not intend to debate the deficiencies of the Notice Letter any further. The letter also noted that, as provided in the Bylaws, the chairman of an annual meeting of shareholders has the power and duty to declare that any proposed nomination or business that is not in compliance with the Bylaws be disregarded. The letter stated that because it expected that BLOMF’s nominees and proposals would be disregarded, no proxies in favor of BLOMF’s nominees or proposals would be recognized and no votes cast in favor of BLOMF’s nominees or proposals would be tabulated. Finally, the letter noted that a notice in advance of the Company’s 2019 annual meeting that complies with the Bylaws would be duly considered at that time. A copy of this letter was filed by the Company with the SEC as an exhibit on a Current Report on Form 8-K the same day.

On March 13, 2018, BLOMF filed suit against the Company in the Superior Court of Washington in and for King County (the “Court”) seeking a declaratory judgment that the Notice Letter complied with the Bylaws, along with a motion for a preliminary injunction enjoining the Company from rejecting the Notice Letter as invalid.

19

On March 14, 2018, BLOMF delivered a letter to the Company (the “Books and Records Demand”) demanding inspection of certain books and records of the Company, including the Company’s shareholder list. Roaring Blue Lion Capital attached both the complaint discussed above and this letter as exhibits to a Schedule 13D/A filed with the SEC on the same day.

On March 21, 2018, the Company responded to the Books and Records Demand, agreeing to provide information pursuant to certain conditions, including BLOMF’s execution of a confidentiality agreement to protect the privacy of the Company’s shareholders and on BLOMF’s agreement not to use the shareholder information to solicit proxies for its director nominees or shareholder proposals if the Court affirms the Company’s position that BLOMF’s notice was invalid under the Bylaws.

On March 22, 2018, BLOMF filed an additional motion with the Court seeking release of the shareholder information with no confidentiality requirements and no prohibition on BLOMF’s use of the shareholder information to solicit proxies for its director nominees or shareholder proposals even if the Court affirmed the Company’s position that BLOMF’s notice was invalid under the Bylaws.

On March 29, 2018, the Company responded to BLOMF’s March 22, 2018 motion.

On March 30, 2018, at a hearing before the Court with respect to BLOMF’s motion for preliminary injunction, the Court ruled in favor of the Company, affirming the Company’s position that BLOMF failed to comply with the Bylaw requirements for notice of director nominations and shareholder proposals.

On April 2, 2018, the Company issued a press release announcing the Court’s ruling in favor of the Company. In the press release, the Company stated that as a result of the Court’s ruling, BLOMF’s director nominations and proposals for the Annual Meeting will be disregarded and that no proxies in favor of BLOMF’s nominees or proposals will be recognized and no votes cast in favor of BLOMF’s nominees or proposals will be tabulated at the Annual Meeting. A copy of the press release was filed by the Company with the SEC as an exhibit on a Current Report on Form 8-K the same day.

On April 6, 2018, BLOMF filed for voluntary dismissal without prejudice of its action against the Company, in the aftermath of the Court’s denial of BLOMF’s motion for preliminary injunction. The Court also denied as moot BLOMF’s additional motion to compel the Company to produce certain books and records, including shareholder lists.

On April 11, 2018, Roaring Blue Lion sent a letter to Mr. Mason stating that Roaring Blue Lion no longer intends to solicit proxies for BLOMF’s nominees or proposals. Roaring Blue Lion stated that it would instead be filing a proxy statement that it would use to solicit votes “AGAINST” certain Board nominees and one or more of the Company’s proposals. On the same day, Mr. Griege, Roaring Blue Lion Capital and Mr. Tanemura jointly filed with the SEC a Schedule 13D/A, which included the letter as an exhibit.

20

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

Our Bylaws permit our Board of Directors to establish by resolution the authorized number of directors, which shall be between seven and 13 directors. Our Board is currently composed of nine members. Our Articles of Incorporation provide that directors are elected for three-year terms, with one-third of the Board elected at each annual meeting of shareholders. Each director holds office until that director’s successor is duly elected and qualified or until his or her earlier death or resignation. Our directors are currently classified into the following three classes:

●	Class I directors are Scott M. Boggs, Mark R. Patterson and Douglas I. Smith and their terms will expire at the Annual Meeting;

●	Class II directors are Mark K. Mason, Victor H. Indiek and Donald R. Voss and their terms will expire at the annual meeting of the shareholders to be held in 2019; and

●	Class III directors are David A. Ederer, Thomas E. King and George “Judd” Kirk and their terms will expire at the annual meeting of the shareholders to be held in 2020.

The Company received a purported notice dated February 23, 2018 from BLOMF, an affiliate of Roaring Blue Lion Capital, stating its intention to nominate two director at the Annual Meeting. However, such notice failed to comply with our Bylaws. After the Company rejected the purported notice as invalid, BLOMF filed an action against the Company in the Court seeking a declaratory judgment that its purported notice complied with our Bylaws, along with a motion for a preliminary injunction enjoining the Company from rejecting BLOMF’s purported notice as invalid. On March 30, 2018, the Court affirmed the Company’s position and ruled that BLOMF’s notice failed to comply with the advance notice requirements of our Bylaws for director nominees and proposals by shareholders. On April 6, 2018, BLOMF filed for voluntary dismissal without prejudice of its action against the Company, in the aftermath of the Court’s denial of BLOMF’s motion for preliminary injunction. On April 11, 2018, Roaring Blue Lion sent a letter to the Company stating that Roaring Blue Lion no longer intends to solicit proxies for BLOMF’s nominees or proposals. Instead, Roaring Blue Lion intends to solicit votes “AGAINST” certain Board nominees and one or more of the Company’s proposals. As a result, the only candidates eligible for election at the Annual Meeting are our current Class I directors: Scott M. Boggs, Mark R. Patterson and Douglas I. Smith.

Nominees for Director

Upon recommendation of the HRCG Committee, the Board has nominated Scott M. Boggs, Mark R. Patterson and Douglas I. Smith for re-election to the Board as Class I directors with a term set to expire at the Company’s annual meeting of shareholders to be held in 2021. Biographical information about each of the nominees is contained in the following section.

A discussion of the qualifications, attributes and skills of each nominee that led our Board and the HRCG Committee to the conclusion that he should continue to serve as a director appears following each of the director and nominee biographies.

Please be sure to give specific instructions with respect to the voting of directors by indicating your instructions on your proxy card. If you hold your shares in street name and you do not give voting instructions to your broker, your broker will leave your shares unvoted on this matter. Only shares voted “FOR” or “AGAINST” a candidate will be counted for purposes of assessing compliance with HomeStreet’s majority-voting requirement.

21

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
SCOTT M. BOGGS, MARK R. PATTERSON AND DOUGLAS I. SMITH.

Information Regarding the Board of Directors and Nominees

The following table sets forth certain information with respect to our Board of Directors, including each director’s age as of April 5, 2018.

Directors of HomeStreet

Director	Age	Director Since	Class	Term Expiration
Mark K. Mason, Chairman	58	2010	Class II	2019 Annual Meeting
David A. Ederer, Chairman Emeritus	75	2005	Class III	2020 Annual Meeting
Scott M. Boggs, Lead Independent Director	63	2012	Class I	2018 Annual Meeting
Victor H. Indiek	80	2012	Class II	2019 Annual Meeting
Thomas E. King	74	2012	Class III	2020 Annual Meeting
George “Judd” Kirk	72	2012	Class III	2020 Annual Meeting
Mark R. Patterson	51	2018	Class I	2018 Annual Meeting
Douglas I. Smith	54	2012	Class I	2018 Annual Meeting
Donald R. Voss	67	2015	Class II	2019 Annual Meeting

HomeStreet’s Board of Directors currently consists of nine members. Our Board of Directors is divided into three classes and one-third of our directors are elected each year to serve for a three year-term, until their respective successors are duly elected and qualified or until their earlier resignation or removal. Under our Bylaws, any director nominee’s eligibility to serve as a director of the Company shall be subject to any required notification to, or approval, nonobjection or requirement of, the Board of Governors of the Federal Reserve System, the Director of Financial Institutions of the State of Washington or any other regulatory entity having jurisdiction over the Company.

The number of directors may be increased or decreased from time to time by our Board of Directors, provided that a reduction in the number of directors may not shorten the term of an incumbent. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board may be filled solely by the affirmative vote of a majority of the remaining directors then in office, unless otherwise provided by law or by resolution of the Board. Eight of our nine directors satisfy the definition of “independent director” under the corporate governance rules of Nasdaq. A substantial majority (89%) of our directors are independent.

22

Key Qualifications

The following table sets forth certain key qualifications and skills of our Board. The lack of a mark for a particular item does not mean that the director does not possess that qualification, characteristic, skill or experience. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent qualification, characteristic, skill or experience that the director brings to our Board. Our Board composition reflects our Board’s desire that directors have the broad expertise and perspective needed to govern our business and strengthen and support senior management.

	CEO/Senior Officer Experience	Financial Literacy/ Accounting	Industry Experience	Public Company Board Service & Governance	Risk Management & Compliance	Technology & Information Security Experience	Government, Public Policy, and Regulatory Affairs
Mark K. Mason	●	●	●	●	●		●
David A. Ederer	●	●		●	●
Scott M. Boggs	●	●		●	●	●
Victor H. Indiek	●	●	●	●	●	●	●
Thomas E. King	●	●	●	●	●	●	●
George “Judd” Kirk	●	●			●
Mark R. Patterson	●	●	●	●	●
Douglas I. Smith	●	●	●	●	●	●
Donald R. Voss	●	●	●	●	●	●	●

Nominees for Election as Directors at the Annual Meeting

Scott M. Boggs, Lead Independent Director. Mr. Boggs joined HomeStreet Bank in 2006 as a member of the board of directors and became a director of the Company following the closing of our initial public offering in February 2012. Mr. Boggs was elected as the lead independent director of the Board in March 2015. Prior to joining HomeStreet Bank’s board of directors, Mr. Boggs was employed by Microsoft Corporation from 1993 to 2003 where he served in a variety of positions, including vice president, corporate controller from 1998 to 2003. Mr. Boggs was also an adjunct professor for the Seattle University Albers School of Business and Economics, teaching accounting and information systems from 2004 until 2009. Mr. Boggs previously served as a trustee and chair of the audit committee and budget and investments committee of the Financial Executives Research Foundation from 2002 to 2008, as director, chair of the pension committee and a member of the audit committee of the Cascade Natural Gas Corporation from 2004 to 2007, and director, vice chair of audit committee and designated financial expert of the Safeco family of mutual funds from 2002 to 2004. He is a member of the Seattle University Internal Audit Advisory Board, and former member of the King County Strategic Technology Advisory Council, the Seattle University Accounting Advisory Board and the Financial Executives International. Mr. Boggs started his career as a certified public accountant (currently inactive) with Deloitte, Haskins & Sells from 1977 to 1985, and he received his bachelor’s degree in Accounting from the University of Washington.

23

Mr. Boggs has been nominated to serve as a director because of his significant accounting and financial experience, his accounting credentials and degree and his experience as a designated financial expert on audit committees.

Mark R. Patterson, Director. Mr. Patterson was appointed to our Board in January 2018 by a unanimous vote of the other directors to fill a vacancy on the Board. Mr. Patterson served as Managing Director and Equity Analyst of NWQ Investment Management Co., LLC, an investment management company (“NWQ”), from 1997 until his retirement in 2014. At NWQ, he conducted fundamental research and valuation analysis of public companies within the financial services sector. Prior to joining NWQ, Mr. Patterson was at U.S. Bancorp from 1989 to 1997, including serving as Vice President, Investor Relations, where he was a primary contact between the bank holding company and the investment community. In that role he also performed detailed valuation and capital planning financial analysis that informed the company’s strategic direction. Prior to that position, Mr. Patterson served as a financial analyst in U.S. Bank’s Financial Consulting Division/Planning & Forecasting Department. He is a Chartered Financial Analyst and holds an MBA from The Anderson School at UCLA and a bachelor’s degree in business & mathematics from Linfield College. Mr. Patterson serves on the Board of Trustees of Linfield College, where he is a member of the financial affairs and executive committees and chair of the investment committee. Mr. Patterson was a director of FBR & Co. from 2015 until the company’s sale in 2017, serving on its audit and compensation committees.

Mr. Patterson has been nominated by the Board to serve as a director due to his experience in banking operations, perspective as an investor in financial institutions and finance expertise.

Douglas I. Smith, Director. Mr. Smith joined our Board of Directors upon the closing of our initial public offering in February 2012. Mr. Smith is a director of and has worked for Miller and Smith Inc., a privately held residential land development and home building company in metropolitan Washington, D.C., since 1992, and has served as its president since 2002. He is also the managing member of Miller and Smith LLC, and Silent Tree Partners LLC, both of which invest in real estate development and management of those development projects. He has also been a board member of Home Aid Northern Virginia since 2001. Mr. Smith holds an MBA from Harvard Business School and a bachelor’s degree in economics from DePauw University.

Mr. Smith has been nominated to serve as a director because of his experience in the residential construction lending area as well as his experience in the home building and land development industries.

Directors Continuing in Office

Mark K. Mason, Director, Chairman, Chief Executive Officer and President of HomeStreet, Inc. Mr. Mason has been the Company’s Chief Executive Officer and HomeStreet Bank’s Chairman and Chief Executive Officer since January 2010 and the Chairman of the Company since March 2015. From January 2010 until March 2015, Mr. Mason was the Vice Chairman of the Company’s Board. From 1998 to 2002, Mr. Mason was president, chief executive officer and chief lending officer for Bank Plus Corporation and its wholly owned banking subsidiary, Fidelity Federal Bank, where Mr. Mason also served as the chief financial officer from 1994 to 1995 and as chairman of the board of directors from 1998 to 2002. From February 2008 to October 2008, Mr. Mason also served as president of a startup energy company, TEFCO, LLC, and he served on the boards of directors of Hanmi Financial Corp., San Diego Community Bank, and The Bjurman Barry Family of Mutual Funds. Mr. Mason is on the boards of directors of the Pacific Bankers Management Institute (the parent company of the Pacific Coast Banking School) and The Washington Bankers Association, and is an advisory board member of Seattle University’s Albers School of Business and Economics. Mr. Mason is a certified public accountant (inactive) and holds a bachelor’s degree in Business Administration with an emphasis in Accounting from California State Polytechnic University. Mr. Mason brings extensive business, managerial and leadership experience to our Board of Directors.

24

Mr. Mason was selected to serve as a director because of his position as our Chief Executive Officer and his significant experience as an executive officer, director and consultant to other banks and mortgage companies, his credit and lending experience, finance and accounting education and experience and relationships in the banking industry and the capital markets.

David A. Ederer, Director and Chairman Emeritus of the Board. Mr. Ederer joined HomeStreet Bank in 2004 as a member of its board of directors and in 2005 also became a member of the Board of Directors of the Company. Mr. Ederer was elected chairman of our Board in 2009 and served in that role until March 2015, after which he has held the title of Chairman Emeritus. Since 1974 Mr. Ederer has served as the chairman of Ederer Investment Company, a private investment company, and he serves on the board of directors of the Prostate Cancer Foundation (formerly CaPCURE), CRISTA Ministries and the University of Washington Medical Institute for Prostate Cancer Research. Mr. Ederer has previously served as a director of a number of public and private companies, organizations and institutions, including Cascade Natural Gas, University Savings Bank, Farmers New World Life Insurance Company, Children’s Hospital, Patrons of Northwest Civic, Cultural and Charitable Organizations (PONCHO) and Seattle Pacific University. Mr. Ederer is a certified public accountant (inactive) and managed consulting, accounting and auditing services for Price Waterhouse from 1965 to 1974. Mr. Ederer received a bachelor’s degree in business administration from the University of Washington.

Mr. Ederer was selected to serve as a director because of his experience as a director on public company boards, his experience on board committees, his financial expertise and his professional degrees and training in business and management.

Victor H. Indiek, Director. Mr. Indiek joined the Board of Directors of the Company and HomeStreet Bank upon the closing of our initial public offering in February 2012. He has been a project manager at Quantum Partners, a national asset management and receivership contractor for the Federal Deposit Insurance Corporation (the “FDIC”), since 2007 where he manages FDIC receiverships, including the disposition of the assets of failed banks. He is a principal at Indiek Realty/Finance, a company that he founded in 1995 that provides consulting and advisory services to participants in the capital markets and real estate sectors. From 1999 to 2002 he served as a director and chairman of the audit committee of Bank Plus Corporation and Fidelity Federal Bank. Mr. Indiek was also involved in the formation of Freddie Mac, serving initially as its first chief financial officer from 1970 to 1973 and then as its president and chief executive officer from 1974 to 1977. He subsequently served as an executive officer at several financial institutions, including American Diversified Savings, American Savings/Financial Corporation of America and FarWest Savings, and as an audit manager for Arthur Andersen & Co. Mr. Indiek holds a bachelor’s degree in accounting from the University of Kansas, is a certified public accountant (inactive) and a California real estate broker.

Mr. Indiek was selected to serve as a director because of his extensive experience in the banking and mortgage banking industries and because of his accounting education and experience.

Thomas E. King, Director. Mr. King joined the board of directors of HomeStreet Bank in 2010 and became a director of the Company following the closing of our initial public offering in February 2012. Prior to joining HomeStreet Bank’s board, Mr. King served as president and chief executive officer, chief credit officer and director of San Diego Community Bank from 2001 to 2006. Since retiring from San Diego Community Bank following its sale to First Banks, Inc. in 2006, Mr. King has provided consulting services to banks and other financial services companies. Prior to joining San Diego Community Bank, he served as executive vice president and chief operating officer of Fullerton Community Bank from 1997 to 1998, president, chief executive officer and director of the Bank of Southern California from 1994 to 1996, and president, chief executive officer and director of Capitol Bank Sacramento from 1992 to 1994. From 1969 to 1992, Mr. King held various senior positions in commercial lending, real estate lending, credit administration, corporate and merchant banking and retail banking at Security Pacific National Bank. He received a bachelor’s degree in business administration from California State University, Northridge.

25

Mr. King was chosen to serve as a director because of his experience as an executive officer, director and consultant to banks and financial services companies, his commercial banking relationships, his financial experience, and his commercial lending and credit administration experience.

George “Judd” Kirk, Director. Mr. Kirk has served as a member of the board of directors of HomeStreet Bank since 2008 and became a director of the Company following the closing of our initial public offering in February 2012. From February 2012 until March 2015, Mr. Kirk served as Lead Independent Director of HomeStreet Bank’s board of directors. Mr. Kirk served as president of Port Blakely Communities, Inc. from 1997 to 2007 and as its chief executive officer from 2007 to 2008. Prior to joining Port Blakely Communities, he served as president of Skinner Development Company and from 1975 until 1986, chaired the Real Estate Department of Davis Wright Tremaine LLP in Seattle. Mr. Kirk is a past member of the Washington State Bar Association (WSBA). He has previously served as a member of the Urban Land Institute (CDC Council), American College of Real Estate Lawyers, and the Pacific Real Estate Institute. He has also been a member of the boards of directors of several community organizations, including University of Washington Physicians and the Cascade Land Conservancy. Mr. Kirk previously served as the chairman of the WSBA Real Property, Probate and Trust Section, President of the Issaquah Chamber of Commerce and President of the University of Washington Alumni Association. Mr. Kirk received a bachelor’s degree in finance from the University of Washington and a law degree cum laude from Harvard Law School.

Mr. Kirk was selected to serve as a director because of his business and management experience, his real estate development experience, his knowledge of real estate and real estate finance and his legal experience, as well as his civic and community service involvement.

Donald R. Voss, Director. Mr. Voss was appointed as a member of the Board on March 1, 2015 in connection with the closing of our acquisition of Simplicity Bancorp in Southern California. He previously served as a director of Simplicity Bancorp and a member of its audit committee beginning in 2011, and served as chairman of the board of directors from October 2013 until the acquisition of that company by HomeStreet in March 2015. Prior to joining Simplicity’s board of directors, Mr. Voss held a variety of positions in a 25-year career with First Interstate Bank, culminating as an executive vice president and manager of the U.S. Banking Division. Much of his banking experience was with domestic and international financial institutions. Mr. Voss is a member of the board of trustees and serves as vice chair of Descanso Gardens Guild, Inc., is a member of the board of directors of Valley Water Company, and is a member of the executive board of the La Cañada Flintridge Sister Cities Association. He was an elected council member of the City of La Cañada Flintridge from 2006 until March 2015, and served as its mayor from 2010 to 2011. Prior to his election to the City Council, Mr. Voss served for five years as the city’s treasurer. Mr. Voss was a member of the board of the San Gabriel Valley Chapter of the American Red Cross, including three years as chairman of that board, and also served on its audit and executive committees. He also served on the governing boards of the Los Angeles County Division of the League of California Cities, the Sanitation Districts of Los Angeles County, the Southern California Association of Governments, the California Contract Cities Association and the San Gabriel Valley Council of Governments, as well as the advisory board of the Santa Monica Mountains Conservancy, an agency of the state of California. Mr. Voss holds a bachelor’s degree in business administration from the University of Washington and a graduate degree in banking from the Stonier Graduate School of Banking.

Mr. Voss was elected to serve as a director because of his general business, financial, credit and risk management, treasury management, and governance skills and because of his civic involvement.

26

SHAREHOLDER ENGAGEMENT

Shareholder Outreach Program

We regularly reach out to shareholders to offer them an opportunity for input on compensation and governance matters. This outreach consists of:

●	individual discussions with shareholders;

●	quarterly investor calls that are open to all of our shareholders and research analysts;

●	attendance at investor conferences;

●	hosting visiting shareholders at our offices;

●	providing institutional investors with courtesy copies of periodic updates, including financial results, news of significant corporate governance developments and Board changes; and

●	coordinated engagement efforts with our Investor Relations group.

Our lead independent director, Scott M. Boggs, generally attends at least one investor conference per calendar year, along with our Chairman and CEO Mark Mason, in order to engage directly with institutional investors. In early 2018, our most recent addition to the board, Mark R Patterson, attended an investor conference with Mr. Mason.

2017 Shareholder Outreach

At our 2017 annual meeting of shareholders, director Thomas E. King received support from 59.4% of votes cast. Following the vote, the Board and management team sought shareholder feedback in order to understand the underlying cause of any shareholder concerns and to ensure the issues were promptly and fully addressed.

As part of those efforts, we had discussions with a number of our shareholders where we discussed both the reasons why shareholders had voted against Mr. King as well as broader governance topics and practices.

From these conversations we concluded the primary driver of the negative votes was a settlement agreement with the SEC in January 2017 primarily relating to books and records errors at the Company that occurred in connection with hedge accounting errors on hedges booked for 22 loans that were originated between 2006 and 2008 and related to years prior to 2015. Prior to the 2017 annual meeting of shareholders, Institutional Shareholder Services recommended that shareholders vote against Mr. King for reelection based on the fact that he served on the Audit Committee at the time of the settlement. Our Board and management believed that it would be in the best interests of the Company and its shareholders for Mr. King to continue as a director of the Company, especially in light of the fact that the accounting errors referred to in the settlement agreement occurred several years before, and had been fully disclosed by the Company in November 2014, and the issues of accounting oversight had been resolved well before the Company entered into the settlement agreement.

In our engagement meetings with shareholders, we provided our perspective on the relevance of the settlement agreement to the current operations of the Company and oversight by the Audit Committee given the time that had passed and measures that we had implemented to address those concerns since their discovery and disclosure, and outlined the structures we had in place to prevent future issues going forward.

27

In the settlement agreement, the SEC acknowledged the Company’s remedial actions, which included terminating the interest rate swaps and remaining fair value hedge relationships during the fourth quarter of 2014 and making language adjustments to our standard severance agreements. Following the settlement, we also reviewed and updated our whistleblower protection policies to ensure they were up to date with market best practices. Through training and internal policies, which we have updated since the settlement, we emphasize to our corporate employees the importance of, and protection provided by, these whistleblower rights. The Audit Committee also regularly reviews all calls received by the internal hotline at each of its meetings. The Audit Committee recognizes the importance of corporate culture in promoting audit and accounting transparency, and the Audit Committee has made sure we have the appropriate systems in place to promote an excellent culture of accountability and robust whistleblower protections.

In the course of our discussions, several investors also voiced opinions on matters of gender diversity and diversity in general with respect to our Board. While our Board was actively considering diversity issues at the time, the conversations with shareholders led our Board to take the affirmative step of including a written mandate in our principles of corporate governance calling on the Board and the HRCG Committee, which acts as our nominating committee and is responsible for reviewing board composition and identifying candidates for Board service, to actively seek to include highly qualified women and individuals from minority groups in the pool of candidates from which nominees for director positions are chosen, and to give extra weight to diversity of candidates when choosing between equally qualified candidates. This change to our written policy was intended as a communication to our shareholders and others that our Board is committed to meeting the diversity goals that we have discussed with certain of our shareholders.

As we entered 2018, we again heard from shareholders interested in understanding what additional steps we are taking to improve the diversity of our Board. In response, we announced in January 2018 that the HRCG Committee has initiated a public search for an additional qualified candidate for our Board who meets the Company’s stated diversity goals. We expect to identify and seat this candidate during 2018.

Roaring Blue Lion Capital Management

In 2017, our engagement with shareholders included multiple calls and meetings with representatives of Roaring Blue Lion Capital in order to better understand their positions and listen to their observations on our business strategy. Our Board extended an invitation to Charles W. Griege, Jr., Roaring Blue Lion Capital’s founder and Chief Investment Officer, to address his thoughts for improving shareholder value at our December Board meeting. He and Justin Hughes, another Roaring Blue Lion Capital representative, presented their views on the Company and the Company’s strategy to our Board and engaged in a discussion with our Board at the Board’s December 21, 2017 meeting.

In addition, after Mr. Griege suggested that he serve on our Board, the HRCG Committee, Mr. Boggs, in his capacity as the lead independent director of the Board, and Mr. Mason met with Mr. Griege for several hours to interview him as a director candidate.

The Company plans to continue to engage with Roaring Blue Lion Capital and values input from all shareholders. For more on our engagement with Roaring Blue Lion Capital, please see “Background to the Solicitation,” beginning on page 16 of this Proxy Statement.

Ongoing Shareholder Engagement

We encourage all of our shareholders to reach out to us with questions or comments they may have regarding the Company, and we will continue to seek out shareholders through our existing outreach programs. We maintain an investor relations website at ir.homestreet.com, and shareholders can reach our investor relations department by email at ir@homestreet.com; by phone at (206) 389-7773; and by mail at HomeStreet Inc., Attn: Investor Relations, 601 Union Street Suite 2000, Seattle, WA 98101.

28

CORPORATE GOVERNANCE

As a bank holding company, we believe it is important to foster an operating environment that articulates a strong focus on compliance and ethical standards, and our Board sets this tone from the top. Our Board takes its corporate governance responsibilities seriously and is actively engaged in designing, monitoring and enforcing compliance with high governance standards. We discuss our most important corporate governance policies and practices below. Each of our corporate governance policies is reviewed by the committee responsible for that policy and the full Board at least once every year, and more frequently if warranted.

Code of Ethics

The Board has established a code of ethics as defined under the Exchange Act, which applies to all HomeStreet directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. A copy of our Code of Business Conduct and Ethics (“Code of Ethics”) is available on our website at http://ir.homestreet.com. We will post on our website any amendments to, or waivers (with respect to our principal executive officer, principal financial officer and principal accounting officer or controller) from, this Code of Ethics within four business days of any such amendment or waiver. Among other things, the Code of Ethics addresses the following principles:

●	complying with laws and regulations;

●	prohibiting insider trading;

●	avoiding conflicts of interest;

●	avoiding questionable gifts or favors;

●	maintaining accurate and complete records;

●	treating others in an ethical manner;

●	maintaining integrity of consultants, agents and representatives; and

●	protecting proprietary information and proper use of assets.

Whistleblower Policy

In addition to our Code of Ethics, we maintain a Whistleblower Policy: Reporting Potential Misconduct which is intended to provide guidance to employees, shareholders and others who may be aware of or concerned about potential violations of the Code of Ethics or other forms of misconduct and wish to report such concerns to our General Counsel in his role as Chief Ethics Officer, either directly or anonymously through our whistleblower hotline or website.

We amended this policy in 2017 to make clear our commitment to providing a confidential process in which individuals can raise questions and concerns about potential misconduct, including potential violations of law, regulation or Company policy, and report potential misconduct while strictly prohibiting any attempt by any director, officer or employee of the Company to identify whistleblowers or retaliate or attempt to retaliate against any whistleblower, anonymous or otherwise. Nothing in the policy is intended to prohibit or impede the reporting of alleged accounting irregularities or securities violations, or anything else covered by the Sarbanes-Oxley Act, the Dodd-Frank Act or any other applicable law directly to the SEC whether or not an initial report is made internally to the Company. The Company has also amended all of its severance agreements and confidentiality agreements with employees to provide similar assurances to employees and former employees.

29

We provide information on how to access our third-party whistleblower hotline, EthicsPoint, by telephone or through the Internet on both our internal human resources website and our external investor relations website. In 2017, we redesigned both of those websites to make the information on how to access EthicsPoint more prominent and easy to find and to include the reminder that reports can be made through the hotline on an anonymous basis.

Beginning with our initial public offering in 2012, at each regular meeting the Audit Committee has discussed all current whistleblower reports with the General Counsel in his role as Chief Ethics Officer, including all new reports received since the last meeting, any ongoing whistleblower investigations and the resolution of any closed investigation.

Principles of Corporate Governance

The Company has adopted Principles of Corporate Governance, which are available on the Company’s website at http://ir.homestreet.com. Shareholders may request a free copy of the Principles of Corporate Governance at the address and phone numbers set forth above.

Board Diversity

In 2017, our Board of Directors amended our Principles of Corporate Governance to add a commitment to diversity as a guideline for our director nomination process as described earlier. In particular, the amendment provided that the HRCG Committee “will actively seek to include highly qualified women and individuals from minority groups in the pool of candidates from which nominees for director positions are chosen, and in choosing between equally qualified candidates will give extra weight to diversity of the candidates.” In January 2018, we announced that we are undertaking a search for a new director candidate who meets our stated diversity goals, and this search remains ongoing.

Director Independence

The Board has determined that, with the exception of Mark Mason, our Chief Executive Officer, and Timothy R. Chrisman, who resigned from the Board in January 2018, during the year ended December 31, 2017, all of its members were “independent directors” as that term is defined in the listing standards of Nasdaq and, where applicable, the regulations adopted under Sections 10A and 10C of the Exchange Act. In the course of determining the independence of each nonemployee director, the Board considered the annual amount of HomeStreet’s sales to, or purchases from, any company where a nonemployee director serves as an executive officer as well as all other relevant facts and circumstances, including the director’s commercial, accounting, legal, banking, consulting, charitable and familial relationships.

Board Leadership Structure

Our Board believes that it is in the best interests of the Company for the Board to retain discretion to make a determination regarding whether or not to separate the roles of Chairman of the Board and Chief Executive Officer based upon varying circumstances. The Board is currently chaired by Mr. Mason, our Chief Executive Officer, who is subject to re-appointment as Chairman of the Board each year by the Board. Our Principles of Corporate Governance provide that if the Chairman of the Board is an executive of the Company, the independent directors shall elect a Lead Independent Director.

Since our initial public offering in 2012, the Board has maintained a Lead Independent Director to facilitate discussion, coordinate and reflect the views of the independent directors and, most importantly, to ensure that the Company’s governance practices are aligned in the best interests of all shareholders. Mr. Boggs currently serves in that role and is subject to reappointment each year by the Board.

30

The Board believes that this leadership structure provides balance and currently is in the best interests of the Company and its shareholders. The role given to the Lead Independent Director helps to ensure a strong, independent and active board, while Mr. Mason serving as the Chairman of the Board enables the Company and the Board to continue to benefit from his skills and expertise, including his extensive knowledge of the Company and its industry, and his experience successfully navigating the Company through both strong and challenging periods.

The following table illustrates how responsibilities are delegated between Mr. Mason and Mr. Boggs:

	Chairman/Chief Executive Officer	Lead Independent Director
Board Meeting	Authority to call full meetings of the Board	Attends full meetings of the Board Briefs Chairman on issues arising from executive sessions
Agenda	Primary responsibility for shaping Board agendas, consulting with the lead independent director	Collaborates with Chairman to set Board agenda and provide Board with information
Board Communications	Communicates with all directors on key issues and concerns outside Board meetings	Facilitates discussion among independent directors on key issues and concerns outside board meetings, including contributing to the oversight of the Chairman and management succession planning

Board Role in Risk Oversight

The Board, together with its committees and senior management, has oversight for our risk management framework, both investment risk and operational risk, and is responsible for helping to ensure that our risks are managed in a sound manner. The Board’s principal responsibility in this area is to oversee an enterprise-wide approach to risk management and ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risks. We believe that the current leadership structure enhances the Board’s ability to fulfill this oversight responsibility, as the Chairman, in his role as Chief Executive Officer, is able to focus the Board’s attention on the key risks we face.

In addition, the Board has delegated oversight of certain categories of risk to the Audit Committee, the Enterprise Risk Management Committee, and the HRCG Committee. The Audit Committee reviews and discusses with management significant financial and nonfinancial risk exposures and the steps management has taken to monitor, control and report such exposures. The Enterprise Risk Management Committee oversees and assesses the adequacy of the Company’s risk management framework, monitors compliance with the Board-approved risk appetite measures and other key risk measures and oversees management of key risks not overseen by other committees of the Board, including compliance and operational risks, information technology and information security, including cybersecurity risks. The HRCG Committee oversees management of risks relating to the Company’s governance, compensation plans and programs. The Audit Committee, the Enterprise Risk Management Committee and the HRCG Committee report to the Board as appropriate on matters that involve specific areas of risk that each committee oversees, and with the Board, each committee periodically discusses with management the Company’s policies with respect to risk assessment and risk management.

31

Employee Compensation Risks

HomeStreet’s management and the HRCG Committee have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers. Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create excessive risks or other risks that are reasonably likely to have a material adverse effect on HomeStreet.

Board Meetings and Committees

During the year ended December 31, 2017, the Board held 12 meetings. Each of our directors attended or participated in 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which that director served during the past fiscal year.

The Board has four standing committees: an Executive Committee, an Audit Committee, an Enterprise Risk Management Committee and an HRCG Committee.

2017 Committee Membership of Directors of HomeStreet, Inc.

Director	Executive Committee	Audit Committee	HRCG Committee	Enterprise Risk Management Committee
David A. Ederer, Chairman Emeritus	X	X		X
Mark K. Mason, Chairman	Chair
Scott M. Boggs	X	Chair		X
Timothy R. Chrisman(1)	X		X
Victor H. Indiek(1)			X	X
Thomas E. King		X	X
George “Judd” Kirk			X	X
Douglas I. Smith		X	Chair
Donald R. Voss		X		Chair

(1)	Mr. Chrisman served on the HRCG Committee until February 23, 2017, when he stepped down from that position. In connection with Mr. Chrisman’s leaving the HRCG Committee, Mr. Indiek was appointed to that committee effective March 30, 2017. In January 2018, Mr. Chrisman resigned from the Board, Mr. Indiek stepped down from the Enterprise Risk Management (“ERM”) Committee and Mr. Patterson joined the Board and was appointed to the ERM Committee. All other committee memberships remain the same as of the date of this Proxy Statement.

Executive Committee

The Executive Committee is composed of at least three members of the Board, a majority of whom are to be independent directors as determined by the Board. The Chairman of the Board serves as the Chair of the committee. The Executive Committee is delegated authority to act on behalf of the Board on certain matters that are not otherwise delegated to another committee of the Board in between regularly scheduled Board meetings. The Executive Committee is not authorized to take any action that cannot be delegated by the Board under Washington law and is also expressly not authorized to adopt any agreement for merger or consolidation, recommend to shareholders the sale, lease or exchange of all or substantially all of the Company’s assets, recommend a dissolution of the Company (or the revocation of a dissolution) to the shareholders, amend the Bylaws, elect officers, fill vacancies on the Board, declare a dividend, or authorize the issuance of stock (other than pursuant to specific delegation from the Board where the Board has already approved the issuance and the Executive Committee is approving certain details of the issuance), all of which are expressly reserved to the full Board.

32

Audit Committee

The Audit Committee is composed solely of independent directors as required by the Nasdaq corporate governance standards, and each of Messrs. Boggs, Ederer, King, Smith and Voss meets the independence requirements set forth in all applicable Nasdaq corporate governance standards and Rule 10A-3 under the Exchange Act. Mr. Boggs is also qualified as an “audit committee financial expert.”

The Company’s Board of Directors has adopted a written Audit Committee charter that meets the requirements of the applicable Exchange Act rules and the applicable Nasdaq corporate governance standards. A copy of this charter is available on our website at http://ir.homestreet.com. Among other things, the Audit Committee charter requires the Audit Committee to:

●	oversee the financial reporting process on behalf of our board of directors, review and discuss the audited financial statements, including significant financial reporting judgments, with management and the Company’s auditors and report the results of its activities to the board;

●	be responsible for the appointment, retention, compensation, oversight, evaluation and termination of our auditors and review the engagement and independence of our auditors;

●	review and approve non-audit services, including a reconciliation of fees actually paid for non-audit services as compared to fees previously approved for such services;

●	review the adequacy of our internal accounting controls and financial reporting processes;

●	approve and monitor our internal audit plans and policies;

●	review the performance compensation and independence of our Chief Audit Officer; and

●	annually evaluate the performance of the Audit Committee and assess the adequacy of the Audit Committee charter.

The Audit Committee held eight meetings during the last fiscal year. The Audit Committee Report is included in this Proxy Statement.

Enterprise Risk Management Committee

The membership of the Enterprise Risk Management Committee is limited to persons who meet the independence standards established by Nasdaq corporate governance rules and is currently comprised solely of independent directors as defined by such rules. The Enterprise Risk Management Committee oversees and assesses the adequacy of the Company’s tolerance and management of key enterprise-wide risks, including credit, interest rate, liquidity, price, operational, compliance/legal, strategic and reputational risks. The Enterprise Risk Management Committee is also responsible for monitoring the Company’s risk profile and exposure to various types of risks, as well as reviewing management’s adherence to the Company’s established risk management policies and benchmarks. The Enterprise Risk Management Committee is required to meet at least quarterly.

The Board has adopted a written Enterprise Risk Management Committee charter, a current copy of which is available on our website at http://ir.homestreet.com. Among other things, this charter requires the Enterprise Risk Management Committee to:

●	recommend risk appetite and tolerances for risk for the Company and its subsidiaries to be approved by the Board;

33

●	review and approve the Company’s enterprise risk assessments prepared in connection with the Company’s strategic plan including the capital plan;

●	monitor the Company’s risk profile and ongoing and potential exposure to material risks of various types, including monitoring the Company’s overall capital adequacy and capacity within the context of the approved risk limits and actual results;

●	provide a forum for evaluating and integrating risk issues, processes and events arising within the Company and its subsidiaries;

●	coordinate with various Board committees a discussion of the Company’s significant processes for risk assessment, risk management and actions taken by management to monitor, control and remediate risk exposures;

●	oversee compliance and fair lending practices, including:

○	review regulatory examinations and reports;

○	monitor the implementation of any corrective action agreed to under regulatory examination reports;

○	review and approve the Company’s Compliance Management System, Fair Lending Policy and Bank Secrecy Act (“BSA”) Policy;

○	appoint the Chief Compliance Officer, Fair Lending Officer and BSA Officer; and

○	monitor the implementation of changes in significant regulations and the impact of such changes upon the Company’s significant risks;

●	oversee information technology, information security and physical security practices, including:

○	reviewing reports from management on technology and security risks, including cyber risks; and

○	appointing the Chief Security Officer and Chief Information Security Officer;

●	review and approve, at least annually, risk related policies; and

●	review the performance, compensation and independence of the Chief Risk Officer.

The Enterprise Risk Management Committee held six meetings during the last fiscal year.

Human Resources and Corporate Governance Committee

The HRCG Committee acts as both our nominating and corporate governance committee and our compensation committee. The HRCG Committee has the authority to establish and implement our corporate governance practices, nominate individuals for election to the Board and evaluate and set compensation with respect to our directors and executive officers, among other things. Although the HRCG Committee receives input from the Chief Executive Officer, executive leadership and the HRCG Committee’s independent compensation advisor, the HRCG Committee makes its own independent determinations regarding executive officer compensation. The HRCG Committee is composed solely of independent directors under Nasdaq corporate governance rules, each of whom has also been determined to be independent pursuant to Rule 10C-1(b)(1) of the Exchange Act describing independence standards relating to members of the compensation committee.

Our Board of Directors has adopted a written charter for the HRCG Committee that satisfies the applicable standards of Nasdaq Corporate Governance rules as to both compensation and nominating committee requirements. A copy of this charter is available on our website at http://ir.homestreet.com. Among other things, this charter calls upon HRCG Committee to:

●	develop and recommend to the Board criteria for identifying and evaluating candidates to become Board and committee members;

●	identify, review the qualifications of, and recruit candidates for election to the Board;

34

●	assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board and appointment to one or more committees of the Board;

●	function as a compensation committee for the purpose of Nasdaq Listing Rule 5605(d);

●	select and recommend to the Board director nominees for election or reelection to the Board at each annual meeting of shareholders;

●	develop and recommend to the Board a set of corporate governance principles applicable to the corporation, including periodic review and reassessment of such principles;

●	make recommendations to the Board concerning the structure, composition and functioning of the Board and its committees;

●	review and assess the channels through which the Board receives information, and the quality and timeliness of the information received;

●	oversee the evaluation of the Board and its committees;

●	review and recommend changes as appropriate to the Board in the Code of Business Conduct and Ethics, and biannually review this Code;

●	review and oversee the Company’s overall compensation structure, philosophy, policies, benefit plans and programs (including for directors and management) and assess whether the Company’s compensation structure establishes appropriate incentives for management and employees;

●	review and approve the corporate goals and objectives relevant to the compensation of the Chief Executive Officer (“CEO”), evaluate the CEO’s performance in light of those goals and objectives, and recommend to the independent directors the CEO’s compensation level based on this evaluation. The CEO cannot be present during any voting or deliberations by the HRCG on his or her compensation;

●	oversee the evaluation of Bank executive officers and set the compensation of such officers;

●	review, approve and recommend to the Board employment agreements and severance agreements for executive officers, including change-in-control provisions, plans or agreements; and

●	review succession plans relating to positions held by executive officers, and make recommendations to the Board regarding the selection of individuals to fill these positions.

The HRCG Committee charter allows the committee to delegate its duties and responsibilities related to compensation, nomination and corporate governance to a subcommittee of the HRCG Committee that consists of not less than two members of the HRCG Committee.

The HRCG Committee held eight meetings during the last fiscal year. The HRCG Committee Report is included in this Proxy Statement.

Interaction with Consultants

Pursuant to its charter, the HRCG Committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant. The Company has provided appropriate funding authority to the HRCG Committee to do so.

In November 2012, the HRCG Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its independent executive compensation consultant. None of the Company’s management participated in the HRCG Committee’s decision to retain Pearl Meyer. Pearl Meyer reports directly to the HRCG Committee and the HRCG Committee may replace Pearl Meyer or hire additional consultants at any time. Pearl Meyer attends meetings of the HRCG Committee, as requested, and communicates with the Chair of the HRCG Committee between meetings; however, the HRCG Committee makes all decisions regarding the compensation of the Company’s executive officers.

35

Pearl Meyer provides various executive compensation services to the HRCG Committee with respect to HomeStreet’s executive officers and other key employees pursuant to a written consulting agreement with the HRCG Committee. The services Pearl Meyer provides under the agreement include advising the HRCG Committee on the principal aspects of HomeStreet’s executive compensation program and evolving best practices given the Company’s particular circumstances, and providing market information and analysis regarding the competitiveness of HomeStreet’s program design and HomeStreet’s award values in relationship to its performance.

The HRCG Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. The HRCG Committee conducted a specific review of the Company’s relationship with Pearl Meyer at the time of its initial engagement in 2012 with regard to among other things the requirements of Nasdaq rules related to the selection and assessment of conflicts of interest pertaining to compensation consultants, and determined that Pearl Meyer’s work for the HRCG Committee did not raise any conflicts of interest.

The HRCG Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Human Resources and Corporate Governance Committee Interlocks and Insider Participation

None of the members of the HRCG Committee served as an officer or employee of the Company during fiscal year 2017 or any of the three previous years or has had any relationships or participated in any related party transactions that qualify as “interlocking” or cross-board memberships that are required to be disclosed under the rules of the SEC. See also the “Certain Relationships and Related Transactions” section in this Proxy Statement.

Process for Recommending Candidates for Election to the Board of Directors

The HRCG Committee is responsible for, among other things, determining the criteria for membership to the Board and recommending candidates for election to the Board. It is the policy of the HRCG Committee to consider recommendations for candidates to the Board from shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101, Attention: General Counsel and Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of the Company’s common stock. Such recommendations must also include a statement from the recommending shareholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, judgment, diversity, age, independence, background, skills, expertise, corporate experience, length of service, other commitments and the like, personal references, and an indication of the candidate’s willingness to serve. Nominees for our Board of Director must also meet any approval requirements set forth by our regulators.

The HRCG Committee regularly reviews the current composition and size of the Board. The HRCG Committee’s criteria and process for evaluating and identifying the candidates that it recommends to the full Board, for selection as director nominees are as follows:

●	In its evaluation of director candidates, including the members of the Board eligible for re-election, the HRCG Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers (1) the current size and composition of the Board and the needs of the Board and the respective committees of the Board, (2) such factors as issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like, and (3) such other factors as the HRCG Committee may consider appropriate.

36

●	In addition to the criteria listed above, the Board and HRCG Committee have made a commitment to diversity on the Board a priority. In 2017, the Board amended our Principles of Corporate Governance to include a mandate that the HRCG Committee actively seek to include highly qualified women and individuals from minority groups in the pool of candidates from which nominees for director positions are chosen, and in choosing between equally qualified candidates to give extra weight to the diversity of the candidates.

●	While we have not established specific minimum qualifications for director candidates, we believe that candidates and nominees must reflect a Board of Directors that is comprised of directors who: (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business or technology, including their understanding of the Company’s business in particular, (4) have qualifications that will increase the overall effectiveness of the Board and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

●	With regard to candidates who are properly recommended by shareholders or by other means, the HRCG Committee will review the qualifications of any such candidate, which review may, in the HRCG Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, requesting additional information to be shared with our regulators or other actions that the HRCG Committee deems necessary or proper.

●	In evaluating and identifying candidates, the HRCG Committee has the authority to retain and terminate any third-party search firm that is used to identify director candidates and has the authority to approve the fees and retention terms of any search firm.

●	The HRCG Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of shareholders at which directors are elected.

●	After completing its review and evaluation of director candidates, the HRCG Committee recommends the director nominees to the full Board.

Attendance at Annual Meetings of Shareholders by the Board of Directors

HomeStreet does not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders. However, we encourage directors to attend. All of our directors then serving on our Board attended our 2017 annual meeting of shareholders other than Mr. Kirk.

Insider Trading Policy and Rule 10b5-1 Trading Plans

HomeStreet has an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions and transactions involving derivative securities relating to our common stock. The Company does not undertake any obligation to report Rule 10b5-1 trading plans that may be adopted by any of its officers and directors in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

Contacting the Board of Directors

Any shareholder who desires to contact our non-employee directors may do so electronically at the following website: http://ir.homestreet.com. Shareholders who desire to contact our non-employee directors by mail may do so by writing HomeStreet’s Corporate Secretary at HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101. Our Corporate Secretary receives these communications unfiltered by HomeStreet, forwards communications to the appropriate committee of the Board or non-employee director, and facilitates an appropriate response. Please note that requests for investor relations materials should be sent to ir@homestreet.com.

37

Director Compensation

Non-Employee Director Compensation

All directors of the Company also serve as directors of HomeStreet Bank. As more fully described below, non-employee director compensation changed effective June 1, 2017. We believe that our overall non-employee director compensation program is reasonable and appropriate based on our review of peer financial institution data and the data provided by Pearl Meyer, the HRCG Committee’s outside compensation consultant.

Compensation Through May 31, 2017

From January 1, 2017 through May 31, 2017, the non-employee directors received an annual retainer of $40,000. Committee chairs each earned an additional annual retainer of $10,000 for each committee of the Board they chaired, and the lead independent director also earned an additional $10,000 annual retainer. Each non-employee director also earned a fee of $1,000 per board meeting attended (other than for short, telephonic board meetings for which the fee was $500 per meeting) and $500 per committee meeting attended (other than for short, telephonic committee meetings for which the fee was $250 per meeting). Annual retainer fees were paid on a quarterly basis, and were paid one-half in cash and one-half in fully vested stock, subject to any individual director’s election to receive more than 50% of such fees in stock (up to 100%). Meeting fees were paid in cash, subject to any individual director’s election to receive any portion of such fees in fully vested stock (up to 100%).

Compensation Beginning June 1, 2017

During the first half of 2017, the HRCG Committee reviewed with Pearl Meyer data regarding non-employee director compensation, historical director attendance records and the average frequency of Board meetings. The HRCG Committee then recommended to the Board that the Company eliminate the per-meeting fees for Board meetings and increase the annual retainer paid to non-employee directors both to increase the total non-employee director compensation to a more market competitive level and to approximate the per-meeting fees that would otherwise have been received by directors for attendance at Board meetings. This new compensation model was approved by the Board and became effective on June 1, 2017. As a result, the compensation for non-employee directors changed to an annual retainer of $64,000 per year, with a minimum of $30,000 of that fee being paid in fully vested stock (subject to any individual director’s election to receive more of the fees in fully vested stock, up to 100% of all fees). The additional annual retainer amounts for committee chairs and the lead independent director, as well as the per-meeting fees for attendance at committee meetings, remain in place. All annual retainer fees are paid on a quarterly basis, and fees that are paid in fully vested stock are granted under the Amended and Restated 2014 Equity Incentive Plan, as amended (the “2014 Plan”), with the number of shares granted determined based on dividing the amount of fees to be paid by the per-share closing price of Company common stock on the last business day prior to grant, rounding down to the nearest whole number and paying any fractional share amount in cash. Beginning in January 2018, directors have been able to elect to receive some or all of their stock compensation in the form of vested deferred stock awards that are settled upon the termination of their service on the Board or at another future date of the director’s choosing.

38

Director Stock Ownership Guidelines

In October 2016, the Board amended the Principles of Corporate Governance to provide stock ownership guidelines for non-executive directors. Under these guidelines, each non-executive director is expected to own no less than $100,000 in shares of Company common stock, valued based on the closing price at acquisition of such stock, at all times from and after the third anniversary of such director’s appointment or election to the Board. Directors are not required to acquire additional stock to increase their holdings to $100,000 in the event of a decline in the stock value. However, if a sale or other transfer from a director’s account results in the director owning less than $100,000 in shares of the Company’s common stock, the director is then required to re-establish his or her ownership level at a minimum of $100,000. Stock received by non-executive directors as part of their director compensation may be counted toward the $100,000 accumulation. As of the date of this Proxy Statement, all directors are in compliance with our stock ownership guidelines.

Directors’ Deferred Compensation Plan

In 1999, we adopted a plan to permit directors to defer all or a portion of their fees received for services as a director that would otherwise be payable in cash (with a minimum $2,500 deferral in a plan year for those who elect to make such deferrals). Interest earned on participant deferrals is equal to the average five-year daily treasury rate for the quarter. A participant or his or her beneficiary will begin receiving a distribution of his or her deferrals for a particular plan year upon the earliest of (1) a future date specified by the participant, (2) the participant’s death or (3) the date the participant ceases to be a director. The form of payment includes either a single lump sum payment or annual installment payments over a period of up to ten years. The participant has a limited ability to change these elections. None of our directors participated in the plan during 2017, and there are no current account balances from prior deferrals.

Compensation for Employee Directors

Employee directors do not receive compensation for serving on our Board. Accordingly, Mark Mason, who serves as Chairman and is an executive of the Company, is not paid any additional retainer or compensation for his services as a director and Chairman.

39

2017 Director Compensation Table

The following table shows the compensation earned by, or paid to, our non-employee directors for 2017, including Timothy R. Chrisman, who resigned from his role as a director effective January 22, 2018. This table includes all compensation earned or paid to all directors who were on our Board during any portion of 2017.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott M. Boggs	58,317	40,833	—	—	—	—	99,150
Timothy R. Chrisman(1)	50,417	30,833	—	—	—	—	81,250
David A. Ederer	54,400	30,900	—	—	—	—	85,301
Victor H. Indiek	45,917	30,833	—	—	—	—	76,750
Thomas E. King	53,917	30,833	—	—	—	—	84,750
George “Judd” Kirk	45,650	25,650	—	—	—	—	71,301
Douglas I. Smith	47,100	30,600	—	—	—	—	77,701
Donald R. Voss	52,489	30,833	—	—	—	—	83,282

(1)	Does not include any compensation received by Chrisman & Company, Inc. (“Chrisman & Company”) an entity controlled by Mr. Chrisman. For more on the payments made to Chrisman & Company, please see the discussion in “Certain Relationships and Related Transactions” below. Mr. Chrisman resigned from the Board in January 2018.
(2)	The following directors elected to receive all or a portion of their cash fees in stock: Mr. Ederer, $42,400, Mr. Kirk, $45,650 and Mr. Smith, $47,100.
(3)	The amounts shown represent the aggregate grant date fair value for the stock awards granted in fiscal 2017, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). For details of all assumptions made in such calculations, see Note 16 to our financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2017.
(4)	Stock awards granted to non-employee directors in fiscal 2017 consist of shares of common stock granted quarterly to our non-employee directors as part of their individual annual retainer. All awards vest immediately upon grant. Therefore directors do not hold any unvested stock awards as of December 31, 2017.

40

EXECUTIVE OFFICERS

The names of the executive officers of HomeStreet and its wholly owned subsidiary HomeStreet Bank, their ages, their positions with the Company and HomeStreet Bank and other biographical information as of April 5, 2018, are set forth below, except for the biographical information for Mr. Mason, which is included above under Proposal 1, Election of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position at HomeStreet	Position at HomeStreet Bank
Mark K. Mason	58	Chairman, Chief Executive Officer, President	Chairman, Chief Executive Officer, President
Mark R. Ruh	51	Executive Vice President, Chief Financial Officer	Executive Vice President, Chief Financial Officer
Richard W.H. Bennion	68	Executive Vice President	Executive Vice President, Residential Construction and Affiliated Businesses
Rose Marie David	54	—	Senior Executive Vice President, Mortgage Lending Director
William D. Endresen	63	—	Executive Vice President, Commercial Real Estate and Commercial Capital President
Godfrey B. Evans	64	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
Troy Harper	50	Executive Vice President, Chief Information Officer	Executive Vice President, Chief Information Officer
Jay C. Iseman	59	Executive Vice President, Chief Credit Officer	Executive Vice President, Chief Credit Officer
Paulette Lemon	62	—	Executive Vice President, Retail Banking Director
Edward C. Schultz	68	—	Executive Vice President, Director of Commercial Banking
David H. Straus	71	—	Senior Executive Vice President, Commercial Banking Director
Pamela J. Taylor	66	Executive Vice President, Human Resources Director	Executive Vice President, Human Resources Director
Darrell van Amen	52	Executive Vice President, Chief Investment Officer & Treasurer	Executive Vice President, Chief Investment Officer & Treasurer
Mary Vincent	59	Executive Vice President, Chief Risk Officer	Executive Vice President, Chief Risk Officer

Mark R. Ruh, Executive Vice President, Chief Financial Officer of HomeStreet, Inc. and HomeStreet Bank. Mr. Ruh joined HomeStreet in January 2017 and served as our Senior Vice President, Corporate Development and Strategic Investments until September 2017 when he was appointed Executive Vice President, Chief Financial Officer. Mr. Ruh held the position of Interim Chief Financial Officer from April 24, 2017 until his appointment as Executive Vice President, Chief Financial Officer in September 2017. Prior to joining HomeStreet, Mr. Ruh was a Managing Director at Commerce Street Investment Management, an SEC-registered investment advisor managing private equity and credit opportunity funds investing in financial institutions and collateralized debt obligations, and was the Chief Financial Officer of Mission Community Bancorp in San Luis Obispo, California from 2011 to 2012. He also served as a director of Mountain Commerce Bancorp in Knoxville, Tennessee in 2016 and early 2017. Mr. Ruh holds a bachelor’s degree in industrial engineering from The Pennsylvania State University and two degrees from Northwestern University, a masters of business administration from the Kellogg School of Management and a masters of engineering management.

41

Richard W.H. Bennion, Executive Vice President of HomeStreet, Inc., and HomeStreet Bank. Mr. Bennion joined HomeStreet in 1977 and since 2013 has served as HomeStreet Bank’s Executive Vice President and Residential Construction and Affiliated Businesses Director. Additionally, since 2005 he has served as Chair of the Board of Managers of Windermere Mortgage Services Series LLC, an affiliated business arrangement of HomeStreet Bank. From 1981 to 1995, Mr. Bennion managed HomeStreet Bank’s Seattle Metro, Tacoma and Federal Way mortgage branches, and from 1995 to 2013, Mr. Bennion served as Executive Vice President and Residential Lending Director. He has served on the Residential Board of Governors of the Mortgage Bankers Association since 2012, and he served as a member of the Mortgage Bankers Association board of directors from 2014 through 2017. Mr. Bennion is past president of the Puget Sound Mortgage Lenders Association and Washington Mortgage Bankers Association (“WMBA”) and is current Chair of WMBA. Mr. Bennion also served as a member of the Fannie Mae Western Business Center Customer Advisory Board from 2003 until 2017, and he was Chair of the Housing Partnership of Seattle and King County, a nonprofit organization, from 2001 to 2007. He has served on the University of Washington Milgard School of Business Executive Council since 2004, where he is the current chair. Mr. Bennion holds a bachelor’s degree in history and China regional studies from the University of Washington and a masters of business administration degree from the University of Washington, and he is a graduate of the School of Mortgage Banking.

Rose Marie David, Senior Executive Vice President, Mortgage Lending Director of HomeStreet Bank. Ms. David has over 30 years of experience in the mortgage lending industry. She joined HomeStreet Bank in March 2012, coming from MetLife Home Loans where she was Pacific Northwest Regional Sales leader from 2011 to 2012 and Seattle District Manager from 2006 to 2011. She was promoted to Senior Vice President and Retail Mortgage Production Leader of HomeStreet Bank in August 2012, Executive Vice President for Single Family Lending in 2013 and Senior Executive Vice President for Single Family Lending in 2015. In that role, Ms. David is responsible for growing the residential mortgage banking franchise and oversees mortgage production, operations and servicing. Prior to working at MetLife Home Loans, she owned a mortgage brokerage for several years, moving to First Horizon with the sale of her brokerage. Ms. David holds a bachelor’s degree in finance from the University of Utah.

William D. Endresen, Executive Vice President, Commercial Real Estate and Commercial Capital President of HomeStreet Bank.  Mr. Endresen has been a veteran of the commercial lending industry for over 40 years, and joined HomeStreet Bank in March 2015 as Executive Vice President, President of the HomeStreet Commercial Capital division of HomeStreet Bank.  In April 2016, Mr. Endresen was promoted to his current position to lead the combined commercial real estate lending and operation teams of HomeStreet Bank.  In 1996, Mr. Endresen founded IMPAC Commercial Capital Corporation, a private company that originated small balance multifamily loans through brokers on a wholesale basis, and IMPAC Commercial Holdings, a publicly traded real estate investment trust, and he served as president of those entities from 1996 to 1999. He was SVP Managing Director of Fidelity Federal Bank from 1999 to 2002 until the sale of the bank and then returned to the position of president of IMPAC Commercial Capital Corporation from 2002 until 2015. Mr. Endresen studied business at Fullerton College.

42

Godfrey B. Evans, Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary of HomeStreet, Inc. and HomeStreet Bank. Mr. Evans joined HomeStreet in November 2009 as Executive Vice President, General Counsel and Corporate Secretary. In March 2010, Mr. Evans was named Chief Administrative Officer. Mr. Evans is responsible for the delivery and management of all legal services to HomeStreet Bank and the Company, administrative management oversight of (1) the Corporate Real Estate and Facilities Group, (2) Risk and Regulatory Affairs Department and (3) the Community Relations Group. Mr. Evans has over 20 years of experience as a general counsel of a public company. Prior to joining the executive team at HomeStreet, Mr. Evans was the managing director of the bankruptcy and restructuring practice group at Marshall & Stevens beginning in 2008. Mr. Evans served as interim general counsel and chief restructuring officer for Chapeau, Inc., a cogeneration manufacturing company, from 2008 to 2009. From 2002 to 2008, Mr. Evans served as a practicing attorney and as a project professional for Resources Global Professionals, and from 1987 to 2002, served as executive vice president, chief administrative officer, general counsel and corporate secretary for Fidelity Federal Bank and its publicly traded holding companies, Bank Plus Corporation and Citadel Holding Corporation. Mr. Evans began his law practice at Gibson, Dunn & Crutcher LLP where he practiced from 1982 to 1987. Mr. Evans is admitted to practice law in California and in Washington, D.C. Mr. Evans holds a bachelor’s degree and a master’s degree in architecture from the University of California, Berkeley and a juris doctorate from Loyola Law School in Los Angeles.

Troy Harper, Executive Vice President, Chief Information Officer of HomeStreet, Inc. and HomeStreet Bank. Mr. Harper joined HomeStreet Bank in our corporate information security department in 2013. He was promoted to Senior Vice President, Chief Information Officer in June 2015 and further promoted to Executive Vice President of the Company and HomeStreet Bank in November 2017. In his role as Chief Information Officer, Mr. Harper is responsible for the delivery and management of Information Technology Services and Business Systems Support, Corporate Security and Corporate Information Security for the Company and HomeStreet Bank. In his 25 years of technology management for financial institutions, Mr. Harper worked for the FDIC, held CIO and divisional CIO roles for Pierce Commercial Bank and CGI Group, and provided management consulting and technology outsourcing services with Deloitte Consulting LLP. Mr. Harper holds a bachelor’s degree in finance and accounting management from Northeastern University.

Jay C. Iseman, Executive Vice President, Chief Credit Officer of HomeStreet, Inc. and HomeStreet Bank. Mr. Iseman joined HomeStreet Bank in August 2009 and currently serves as Executive Vice President and Chief Credit Officer of the Company and HomeStreet Bank. From January 2016 through November 2017, Mr. Iseman also served as Chief Risk Officer of the Company and HomeStreet Bank. Prior to his current position and since joining the Company in 2009, Mr. Iseman has served as Senior Vice President, Credit Administration and Vice President, Special Assets Group and OREO Group Manager and Income Property Credit Administrator. Mr. Iseman served as senior vice president and senior portfolio manager of commercial special assets with Strategic Solutions, Inc., a subsidiary of Bank of America between 2008 and 2009. Mr. Iseman holds a bachelor’s degree in business administration and economics from Seattle Pacific University and a certificate of advanced study in international finance and marketing from the Thunderbird School of Global Management.

Paulette Lemon, Executive Vice President, Retail Banking Director of HomeStreet Bank. Ms. Lemon joined HomeStreet Bank in 1985. Prior to her promotion to Executive Vice President, Retail Banking Director of HomeStreet Bank in 2015, Ms. Lemon served from 2001 as Senior Vice President, Retail Banking Director and as Vice President, Retail Bank Operations Manager prior to 2001. She holds a bachelor’s degree in business administration from Western Washington University and she graduated with honors from the National School of Banking through Fairfield University. She is also on the board of directors of Childhaven, a non-profit organization.

43

David H. Straus, Senior Executive Vice President, Commercial Banking Director of HomeStreet Bank. Mr. Straus, who has more than 40 years of banking experience, joined HomeStreet in November 2013. Before joining HomeStreet Bank, Mr. Straus founded Fortune Bank, a community bank headquartered in Seattle, in 2006. Prior to that, Mr. Straus held various executive leadership positions including president of business banking for Washington at Wells Fargo from 2003 to 2006 and president and chief operating officer at Pacific Northwest Bank, a $3 billion commercial bank headquartered in Seattle, from 2002 to 2003. Prior to his experience at Pacific Northwest Bank and Wells Fargo, Mr. Straus also served in multiple leadership roles at First Interstate and Old National Bank/U.S. Bancorp. Mr. Straus is a past chairman of the Washington Bankers Association and formerly served as a member of the board of United Way of King County. He is the past board chairman of Pioneer Human Services, past president of Risk Management Associates and past board member of the Boys and Girls Club of King County. Mr. Straus is a graduate of University of Denver and received an MBA from the University of Arizona. In addition, he is a graduate of Pacific Coast Banking School and Leadership Tomorrow of King County.

Pamela J. Taylor, Executive Vice President, Human Resources Director of HomeStreet, Inc. and HomeStreet Bank. Ms. Taylor joined HomeStreet Bank in 1998 as Senior Vice President and Human Resources Director and was promoted to Executive Vice President and Human Resources Director of both HomeStreet Bank and the Company in 2015. She holds a senior professional human resource certification from the Society for Human Resource Management and a bachelor’s degree in English from California State University, Northridge. Prior to joining HomeStreet, Ms. Taylor served as executive vice president, human resource director for MetLife Capital Corporation from 1986 to 1998. Ms. Taylor is a past board chair for the Seattle American Cancer Society, and a past member of the following organizations: human resource committee of the board of the YMCA, University of Washington Extension Program advisory committee, board of the University of Washington Executive Development Program and curriculum committee for Leadership Tomorrow.

Darrell van Amen, Executive Vice President, Chief Investment Officer and Treasurer of HomeStreet, Inc. and HomeStreet Bank. Mr. van Amen joined HomeStreet Bank in 2003 and currently serves as Executive Vice President and Treasurer of HomeStreet Bank as well as Executive Vice President and Chief Investment Officer and Treasurer of the Company, a position he assumed in 2012. Prior to his current position with HomeStreet Bank, he was the Vice President, Asset/Liability Manager and Treasurer of HomeStreet Bank and the Company from 2003 to 2010. Mr. van Amen is also a director of Habitat for Humanity Seattle/King County and serves on the Seattle University Advisory Board. He holds a bachelor’s degree in economics from Weber State University and a master’s degree in economics from Claremont Graduate University.

Mary Vincent, Executive Vice President, Chief Risk Officer of HomeStreet, Inc. and HomeStreet Bank. Ms. Vincent joined HomeStreet Bank in 1987 and in November 2017 became Executive Vice President, Chief Risk Officer of both the Company and HomeStreet Bank. Ms. Vincent has held numerous senior-level risk management related positions at HomeStreet Bank, including Compliance Officer, Bank Secrecy Act Officer and most recently Senior Vice President, Compliance and Regulatory Affairs Director, a position that she held from 2012 until her promotion to Chief Risk Officer. Prior to joining HomeStreet, Ms. Vincent worked for six years in regulatory examination and supervision with several regulatory agencies. She is a member of the Seattle chapter of the Risk Management Association and a past officer and finance committee chair of Soroptimists International of Seattle. Ms. Vincent holds a bachelor’s degree in finance from the University of Washington and is a graduate of the Pacific Coast Banking School.

44

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

Introduction

Our executive compensation program is designed to attract and retain individuals with the skills and qualifications to manage and lead the Company effectively. The overarching goal of our program is to motivate our leaders to contribute to the achievement of our financial goals and to focus on long-term value creation for our shareholders.

In this CD&A, we review the objectives and elements of the Company’s executive compensation program and discuss the 2017 compensation earned by our named executive officers listed below (“NEOs”). It also describes the process followed by the HRCG Committee for making pay decisions, as well as its rationale for specific decisions related to 2017.

2017 NEOs:

Name	Title
Mark K. Mason	Chairman, President and Chief Executive Officer
Mark Ruh[1]	Executive Vice President, Chief Financial Officer
Godfrey Evans	Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary
Rose Marie David	Senior Executive Vice President, Mortgage Lending Director
William Endresen	Executive Vice President, Commercial Real Estate and Commercial Capital President
Melba Bartels[2]	Former Senior Executive Vice President, Chief Financial Officer

[1]	Effective September 11, 2017, the Board of Directors appointed Mr. Ruh to the role of Executive Vice President, Chief Financial Officer. Mr. Ruh previously held the position of Senior Vice President, Corporate Development and Strategic Investments for HomeStreet Bank and served as Interim Chief Financial Officer from the time of Ms. Bartels’s resignation until being named Executive Vice President, Chief Financial Officer.
[2]	Effective April 23, 2017, Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer.

Executive Summary

2017 Business Highlights

In 2017, the Company continued executing our growth and diversification strategy toward our goal of building a regional bank with representation in major coastal markets in the Western United States. We have been growing our Commercial and Consumer Banking Segment to diversify the Company’s revenue and lessen the volatility on our earnings resulting from relying on the more seasonal and cyclical results from the Mortgage Banking Segment, and in 2017, we achieved record net income in the Commercial and Consumer Banking Segment while improving asset quality. We have also continued to grow total assets, loans and deposits in accordance with our strategic plan, and in 2017 primarily accomplished this growth organically, with the acquisition of one retail deposit branch in El Cajon, California. Our acquisitions of Yakima National Bank and Fortune Bank in 2013, Simplicity Bank in 2015, and Orange County Business Bank and the purchase of substantially all of the assets and certain liabilities of The Bank of Oswego in 2016 provided us with new markets, customers, product lines, and employees, and also contributed significantly to our success in 2017.

At the end of 2016 and again in 2017, our Mortgage Banking Segment experienced lower than expected single-family loan origination volume due to a lack of housing inventory in our primary markets, compounded by interest rate increases that reduced demand for mortgage refinances. In response to this environment, we implemented a restructuring plan in our Mortgage Banking Segment that places our focus on building a more efficient operation, while retaining the ability to meet the origination and servicing needs of our mortgage-lending customers. In connection with our Mortgage Banking Segment restructuring plan, we reduced staffing, closed, consolidated or reduced space in several single-family lending centers and streamlined single-family lending senior leadership.

45

During 2017, the Company placed 80th on Fortune’s 100 Fastest Growing Companies for 2017 and HomeStreet Bank was recognized as a top corporate philanthropist by the Puget Sound Business Journal.

2017 Financial Highlights

Our consolidated results in 2017 were impacted by lower net income in our Mortgage Banking Segment, which was offset in part by higher net income in our Commercial and Consumer Banking Segment.

●	Consolidated net income for 2017 was $68.9 million, including a one-time benefit related to the Tax Cuts and Jobs Act legislation passed in December 2017 and restructuring and acquisition-related expenses. Consolidated net income for 2016 was $58.2 million, including acquisition-related expenses.

●	Consolidated return on equity (“ROE”) for 2017 was 10.20% for 2017, compared to 10.27% in 2016.

●	Commercial and Consumer Banking Segment Results:

○	Net income was $42.1 million for 2017, an increase of $11.3 million from $30.8 million in 2016, driven by organic loan growth of 18% and improved operating efficiency.

○	Return on average shareholders’ equity increased from 6.6% in 2016 to 7.8% in 2017.

○	Deposit balances increased by 7.5% from $4.4 billion in 2016 to $4.8 billion in 2017, primarily due to increases in business money market deposits.

○	Non-mortgage lending volume increased by $188 million from $2.56 billion in 2016 to $2.75 billion in 2017.

●	Mortgage Banking Segment Results:

○	Net income decreased from $27.4 million in 2016 to $26.9 million in 2017.

○	Return on equity decreased from 26.8% in 2016 to 19.6% in 2017.

Prudent Capital Management. During 2017, we maintained our regulatory capital ratios above the minimums required to be considered “Well Capitalized” (as defined in the Federal Deposit Insurance Act prompt corrective active regulations, to which we are subject) at both the Company and at HomeStreet Bank. At December 31, 2017, our capital ratios were:

●	Total Risk-Based Capital Ratio of 11.61% and 14.02% at the Company and HomeStreet Bank, respectively; and

●	Tier 1 Leverage Ratio of 9.12% and 9.67% at the Company and HomeStreet Bank, respectively.

Additionally, our shareholders’ equity per share increased from $23.48 at December 31, 2016 to $26.20 at December 31, 2017.

46

2017 Executive Compensation Highlights

Our executive compensation program is designed to reinforce the link between the interests of our NEOs and our shareholders. Historically, the structure of our program has been designed to support our growth objectives and the need to keep our most senior leaders focused on the execution of our business strategy. The components of our compensation program remain focused on meaningful performance-based compensation including short-term (annual) and long-term incentives based on Company performance as measured against the strategic plan. Based on our performance, and consistent with the design of our program, the HRCG Committee made the following executive compensation decisions for fiscal 2017:

●	Base Salaries: Base salaries were adjusted for most NEOs in March 2017 as part of our annual enterprise-wide review process. The average salary increase for the NEOs other than Ms. David was 5.77% (7.69% for Mr. Mason) in recognition of their performance and leadership in 2016 and, in the case of Mr. Evans, an increase in his duties and responsibilities. Ms. David is not included in the average as she received a base salary increase effective January 1, 2017 that was significantly outside of the normal range as part of the restructuring of components of her incentive pay package. For details of all NEO base salary adjustments, please refer to page 54.

●	2017 Annual Incentives: We maintain a short-term, cash-based incentive plan for non-commissioned officers called the 2017 Annual Incentive Plan (the “Annual Incentive Plan”). Based on our 2017 financial performance, the corporate component of the Annual Incentive Plan attained 76.86% of target performance, which resulted in a reduced payout, consistent with Company performance, for the corporate component of the incentive plan for our non-commissioned NEOs. Our commissioned NEOs are eligible for annual incentive awards under separate arrangements, as discussed below. For details about payouts, please refer to page 55.

●	Long Term Incentives: In 2017, the NEOs received long-term incentive awards in the form of 50% time-based restricted stock units (“RSUs”) and 50% performance-based share units (“PSUs”). In addition, PSUs for the 2015-2017 performance period were earned and vested at 61.67% of target. For details about payouts, please refer to page 59.

The HRCG Committee also recommended and the Board approved, the following one-time equity awards in 2017 for certain NEOs:

●	On March 8, 2017, Mr. Mason’s and Mr. Evans’s employment agreements were amended to remove their rights to have excise taxes grossed up in the event of a change in control to promote better corporate governance and increase shareholder value in the event of a change in control. In exchange for agreeing to these amendments, Mr. Mason and Mr. Evans each received an equity award in the form of RSUs. The RSU grant for Mr. Mason had a grant date fair value of $300,000, while the RSU grant for Mr. Evans had a grant date fair value of $150,000, which amounts were determined by the HRCG Committee, after consultation with a tax advisor and the HRCG Committee’s independent compensation consultant, to be appropriate consideration for the rights relinquished by Mr. Mason and Mr. Evans. These RSUs vest in three equal installments on each of the first three anniversaries of the grant date, subject to the executive’s continued employment through the applicable vesting date.

●	On September 11, 2017, Mr. Ruh was promoted to Executive Vice President and Chief Financial Officer. Upon this promotion, he was granted RSUs with a grant date fair value of $100,000 which vest ratably over three years, subject to Mr. Ruh’s continued employment through the applicable vesting date.

47

2017 Shareholder Engagement

Our Board values shareholder feedback on our executive compensation practices. We routinely engage with our shareholders, allowing them opportunities to voice their opinions on executive compensation and corporate governance matters, among other things. Shareholders broadly supported our compensation program and practices.

For more on our shareholder engagement experiences in 2017, including engagement on corporate governance matters and our responses to our shareholders’ concerns, please see “Shareholder Engagement” on page 27 of this Proxy Statement.

2017 Advisory Vote on Executive Compensation

The Company was an “Emerging Growth Company” from the passage of the Jumpstart Our Business Startups Act, or “JOBS Act,” in 2012 through the end of 2017, and was therefore eligible in prior years to take advantage of certain exemptions from various reporting requirements. These include, but are not limited to, reduced disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a specific form of CD&A, as well as exemptions from certain requirements under the Dodd-Frank Act, including the requirement to hold a non-binding advisory vote on executive compensation. As of December 31, 2017, we are no longer an “Emerging Growth Company.” Accordingly, at the Annual Meeting, we will ask shareholders to approve, on an advisory (non-binding) basis, a “say-on-pay” vote and to separately approve, on an advisory (non-binding) basis, the frequency of the “say-on-pay” vote for the first time since our 2012 annual meeting of shareholders. Please see “Proposal 2: Advisory (Non-Binding) Vote on Executive Compensation” and “Proposal 3: Advisory (Non-Binding) Vote on Frequency of Future Advisory (Non-Binding) Shareholder Votes on Executive Compensation” in this Proxy Statement.

Summary of Executive Compensation Practices

Our executive compensation program includes the following practices and policies, which we believe promote sound compensation governance and are in the best interests of our shareholders and NEOs:

What we do		What we don’t do
☑	Engage with and consider shareholder input in designing our executive pay programs	☒	No short-selling, hedging or pledging of Company’s securities; these are prohibited by our insider trading policy
☑	Short-term incentives that are designed to be aligned with short-term objectives	☒	No employment arrangements that provide for multi-year guaranteed salary increases or non-performance based cash incentive awards for executive officers
☑	PSU awards that are designed to be aligned with long-term objectives and the creation of shareholder value	☒	No supplemental executive retirement plans
☑	Substantial portion of compensation opportunity is variable	☒	Grant exclusively time-based awards to our executive officers
☑	Our CEO’s equity awards vest over at least a three-year period	☒	No severance benefits to our executive officers exceeding three times base salary and their annual cash incentive award
☑	Independent, external compensation consultant	☒	No “golden parachute” excise tax gross-ups
☑	Clawback features are incorporated into the short-term annual cash incentive programs for all executive officers	☒	No repricing, buyout or exchange of underwater stock options
☑	Use of multiple performance measure and caps on potential incentive payments	☒	No excessive perquisites
☑	2014 Plan requires minimum one-year vesting period for 95% of share-based awards granted under the 2014 Plan	☒	Our currently outstanding unvested equity awards are not subject to single trigger acceleration of vesting in the event of a change in control
☑	Annual risk assessment of incentive compensation programs
☑	Double-trigger acceleration of vesting for all currently outstanding unvested equity awards in connection with a change in control

48

What Guides Our Program

Compensation Philosophy and Practices

Our executive compensation program is designed to achieve the following objectives:

●	Align the interests of executives and shareholders by linking a significant portion of executive compensation to the Company’s short-term and long-term financial performance.

●	Reward and motivate appropriate executive behavior that produces strong financial results, while managing risks and promoting regulatory compliance.

●	Attract and retain the most qualified and experienced individuals available to further the Company’s success.

●	Provide levels of compensation competitive with those offered by our peers and competitors which are consistent with the Company’s level of performance.

These objectives serve to assure our long-term success and are built on the following compensation principles:

●	Executive compensation is managed from a total compensation perspective (i.e., base salary, short- and long-term incentives, and retirement are reviewed together).

●	All elements of compensation are compared to the total compensation packages of a comparator peer group, which includes banks of similar assets and business lines.

●	In addition to comparator peer group information, each NEO’s experience level, skills, scope of responsibility and performance is factored into the decision for compensation.

49

Elements of the Executive Compensation Program

The three main elements of the Company’s executive compensation program are base salary, short-term incentives, and long-term incentives, each of which is described below:

Compensation Element	Fixed or At-Risk	Annual or Long-Term	Cash or Equity	Purpose	Key Features
Base Salary	Fixed	Annual	Cash	To attract and retain the best talent and recognize individual talent.	Reviewed against individual’s level of skill, experience, and responsibilities using comparison data from a group of similarly sized industry peers.
Annual Incentive Plan Award	At-Risk	Annual	Cash	To motivate performance to meet near-term goals.	Delivered based on 50% corporate results and 50% individual results; or 50% business unit results and 50% individual results.[1]
Commission Awards	At-Risk	Short-Term	Cash	To incentivize key business leaders to generate profitable, quality loans for HomeStreet Bank.	Short-term commissions are delivered 50% loan volume and 50% profitability or 40% loan volume and 60% profitability depending on position, with a deduction for non-quality loans produced.
RSUs[2]	At-Risk	Long- Term	Equity	Aligns interests of our NEOs with those of our shareholders. Also supports our leadership retention objectives.	Total annual long-term incentive award is 50% RSUs, which vest ratably over three years, subject to the executive’s continued employment through the applicable vesting date, other than in the case of retirement, death or disability in which case a pro-rated number of shares would be calculated.
PSUs	At-Risk	Long- Term	Equity	Motivates and incentivizes sustained performance over the longer term with a goal of generating a total ROTE[3] that is comparable or exceeds our peer group.	Total annual long-term incentive award is 50% PSUs measured over three years against ROTE[3] targets set at the beginning of the performance period. PSUs vest only if the executive has not terminated employment with the Company (other than for retirement, death or disability) prior to the date the HRCG Committee certifies the achievement of performance goals following the performance period.

[1]	Pertains to non-commissioned NEOs only. Commissioned NEO key features are described on page 58.
[2]	We have also granted RSUs outside of our annual compensation program in connection with promotions of executives and as consideration for removing excise tax gross-up provisions in certain executive employment agreements.
[3]	“ROTE” is Return on Tangible Equity; tangible equity is determined by removing goodwill and identifiable intangible assets (other than loan servicing rights) from shareholders’ equity.

50

Target Total Direct Compensation

The charts below show the target total direct compensation of our CEO and our other NEOs for fiscal year 2017. These charts illustrate that a significant portion of target total direct compensation is variable (60% for our CEO and an average of 69% for our other continuing NEOs, including commissioned NEOs). These charts do not include RSUs granted in connection with Mr. Ruh’s promotion to Executive Vice President, Chief Financial Officer or RSUs granted as consideration for removing excise tax gross-up provisions from executive employment agreements for Mr. Mason and Mr. Evans. In addition, compensation for Ms. Bartels, who served as our Senior Executive Vice President, Chief Financial Officer until April 23, 2017, is not included.

CEO COMPENSATION MIX	OTHER NEO COMPENSATION MIX(1)

(1) Reflects the compensation mix for non-commissioned NEOs, excluding Ms. Bartels. Commissioned NEO compensation mix is shown below.

51

The 2017 compensation mix for our Commission NEOs (Ms. David and Mr. Endresen) is shown below.

The Decision-Making Process

Role of the HRCG Committee. The HRCG Committee oversees the executive compensation program for our NEOs. The HRCG Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the HRCG Committee’s authority and responsibilities are specified in the HRCG Committee’s charter, which may be accessed at our website, www.homestreet.com.

Pearl Meyer, acting as the Company’s independent, external compensation consultant, provides peer market data to the HRCG Committee, which in turn discusses the elements of the CEO’s compensation in executive session. The HRCG Committee makes a recommendation to the full Board for discussion and final approval. At the HRCG Committee’s request, the HR Director may attend the executive session to answer questions from the HRCG Committee. The HRCG Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the HRCG Committee.

Role of the CEO. The CEO does not provide recommendations concerning his own compensation, nor is he present during discussions of the HRCG Committee concerning his own compensation.

The CEO provides recommendations to the HRCG Committee on compensation for the other NEOs which is assessed alongside peer market data and trends provided by Pearl Meyer. The following recommendations are made to the HRCG Committee for each NEO:

●	Base salary adjustments, taking into account comparator peer group data, and the NEO’s individual performance and role within the Company.

●	Performance metrics, and award schedule for short-term opportunities under our Annual Incentive Plan and commission plans, with performance targets being set relative to the projected business cycle and strategic business plan.

●	Long-term incentive awards, including developing and providing specific recommendations on types of awards to be granted annually; performance measures, threshold, target and maximum performance metrics and aggregate number of shares to be awarded.

52

Use of Independent Consultants and Advisors. The HRCG Committee engaged Pearl Meyer as its independent, external compensation consultant during 2017. Pearl Meyer provides executive and board compensation consulting services to the HRCG Committee and does not provide any other services to the Company. The HRCG Committee has assessed the independence of Pearl Meyer pursuant to the Nasdaq rules, and the Company concluded that Pearl Meyer’s work for the HRCG Committee did not raise any conflict of interest. The primary responsibilities of the independent, external compensation consultant were to:

●	Provide the HRCG Committee with independent and objective market data;

●	Conduct a compensation analysis;

●	Recommend potential changes to the comparator peer group;

●	Review incentive plan design and changes;

●	Provide advice on compensation strategy and potential risks associated with compensation plan designs; and

●	Review and advise on pay programs and pay levels.

These services are provided as requested by the HRCG Committee throughout the year.

The Role of Benchmarking and Market Data. The companies comprising the comparator peer group are reviewed and selected annually by the HRCG Committee to assess continued relevance, with data provided to the HRCG Committee by the independent, external compensation consultant. The HRCG Committee targets between 16 and 20 companies for the Company’s comparator peer group. The companies comprising the comparator peer group are selected based on the following considerations:

●	Size Characteristics:

○	Assets: ⅓ to 3 times HomeStreet

○	Operating Revenue: ¼ to 2 times HomeStreet

○	Select banks such that HomeStreet is positioned reasonably among the peers when balancing the above criteria

●	Geography:

○	Preference given to companies in the Western United States

○	Consideration of banks further east if their size and business model characteristics are compelling

●	Operations:

○	Reasonably similar loan mix to HomeStreet

○	Reasonably similar ratio of non-interest income to operating revenue

The comparator peer group used for our 2017 compensation review, which was approved by the HRCG Committee, remained unchanged from the comparator group used for our 2016 compensation review, and consisted of the following companies:

● Ameris Bancorp	● First Interstate BancSystem, Inc.
● Banc of California, Inc.	● Glacier Bancorp, Inc.
● Banner Corporation	● Heritage Financial Corporation
● BofI Holding Company, Inc.	● National Bank Holdings Corporation
● Cascade Bancorp	● Pacific Premier Bancorp, Inc.
● Central Pacific Financial Corp	● Renasant Corporation
● CoBiz Financial Inc.	● TriCo Bancshares
● Columbia Banking System, Inc.	● Tompkins Financial Corporation
● CVB Financial Corp.	● Westamerica Bancorporation

The HRCG Committee establishes base salaries, variable cash incentive awards, and long-term, equity-based incentive awards on a case-by-case basis for each NEO taking into account, among other things, individual and Company performance, length of service, market data, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning and current compensation governance practices. While the HRCG Committee reviews and discusses both peer data and, in some cases, survey data compiled by the HRCG Committee’s outside compensation consultant, the HRCG Committee does not tie individual compensation to specific target percentiles as compared to our peer group.

53

2017 Executive Compensation Program in Detail

Base Salary

Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions, the HRCG Committee considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The HRCG Committee takes into account factors such as relevant market data, individual performance and contributions, and length of service. The HRCG Committee determined the appropriate annual base salary rate for each NEO as follows:

Name	2016 Base Salary	2017 Base Salary	% Adjustment
Mark Mason[1]	$650,000	$700,000	7.69%
Mark Ruh[2]	—	$315,000	—
Godfrey Evans[3]	$270,000	$290,000	7.40%
Rose Marie David[4]	$200,000	$350,000	75.00%
Bill Endresen	$300,000	$315,000	5.00%
Melba Bartels[5]	$379,000	$390,370	3.00%

(1)	Given Mr. Mason’s total remuneration compared to market, the HRCG Committee determined an increase in base salary to $700,000 would bring Mr. Mason closer in line with our peers. In addition, Mr. Mason’s salary increase reflected the HRCG Committee’s determination that his performance in 2016 had significantly contributed to the overall growth and success of the organization, including stock performance for the year ended December 31, 2016 that exceeded the KBW Nasdaq Regional bank index (a 45.6% increase for the Company in 2016 versus the KBW index increase of 35.7% in the same period), considerable progress in improving Commercial and Consumer Banking Segment income, and further diversified HomeStreet Bank’s loan portfolio. In addition, the HRCG Committee increased Mr. Mason’s base salary in recognition of Mr. Mason’s contributions to the growth of the Company through the successful acquisitions of four new branches and the opening of six de novo branches in the year ended December 31, 2016.
(2)	Mr. Ruh was hired January 3, 2017 as Senior Vice President, Corporate Development and Strategic Investments with a base salary of $225,000, which was determined by market analysis using banking salary survey data compiled by Pearl Meyer and after considering his expected duties and responsibilities. Effective April 23, 2017, Mr. Ruh’s base salary was increased to $300,000 as interim CFO. Mr. Ruh was appointed CFO on September 11, 2017 with a base salary of $315,000. Mr. Ruh’s increase in base salary was determined with reference to the peer group market data and compensation paid to his predecessor, Ms. Bartels, and after considering his increase in expected duties and responsibilities.
(3)	Mr. Evans’s base salary was increased in 2017 to reflect an increase in his duties and responsibilities as oversight of the Company’s corporate real estate and facilities management was transferred to Mr. Evans in his role as Chief Administrative Officer in mid-2016. This salary adjustment was recommended as being in better alignment with median market data for an officer with the level and complexity of responsibilities assigned to Mr. Evans.
(4)	Ms. David’s total direct compensation was re-evaluated in 2017 to be more heavily weighted on base salary than commission due to extreme fluctuations in single family lending and to provide stability of income given the volatility and uniqueness of the business unit. Ms. David’s new base salary was increased commensurate with the decrease in incentive opportunity and included an adjustment based on market competitiveness.
(5)	Ms. Bartels’s compensation was aligned with the qualifications and expected duties and responsibilities for her position. Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017.

54

Annual Incentive Plan Awards (Short-Term Incentives)

All of our NEOs are eligible to receive annual incentive awards, which are designed to focus executives on short-term financial and strategic goals that are designed to contribute to long-term value.

The non-commissioned NEOs are eligible to participate in the Annual Incentive Plan, which provides an opportunity to receive an annual incentive award that is contingent on achieving pre-defined annual corporate objectives, as well as individual goals. Commissioned NEOs are eligible for annual incentive awards under separate arrangements, which provide for payout opportunities based on their respective business units’ performance results.

Non-Commissioned Incentive Plan Awards. The Annual Incentive Plan provided our non-commissioned NEOs with the opportunity to earn a performance-based annual cash incentive award. Actual bonus payouts depend on the achievement of pre-established performance objectives and can range from 0% to 150% of target award amounts.

Target annual incentive opportunities are expressed as a percentage of base salary, and were established by the HRCG Committee based on the NEO’s level of responsibility and his or her ability to impact overall results. The HRCG Committee also considers market data in setting target award amounts. 2017 target award opportunities for the non-commissioned NEOs were as follows:

Non-Commissioned NEO*	Target Opportunity as % of Base Salary
Mark Mason	75%
Mark Ruh	45%
Godfrey Evans	45%
Melba Bartels*	50%

*	Effective as of April 23, 2017, Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer which resulted in the forfeiture of any annual incentive she may have otherwise earned in 2017. For information about the 2017 compensation she received, please refer to the “2017 Summary Compensation Table.”

Actual awards for the CEO are assessed by the HRCG Committee based on his performance against corporate financial goals and his individual performance. Actual awards for the other NEOs are based on the achievement of corporate or business unit financial goals and individual performance objectives as assessed and recommended by the CEO and approved by the HRCG Committee. For 2017, the Compensation Committee established the following balance between corporate and individual goals:

Non-Commissioned NEO	Corporate Goals Weight	Individual Goals Weight
Mark Mason[1]	80%	20%
Mark Ruh	50%	50%
Godfrey Evans	50%	50%
Melba Bartels[2]	50%	50%

(1)	Mr. Mason’s corporate goal achievements are more heavily weighted because he is responsible for Company-wide results as CEO. The other NEOs have a more limited ability to impact certain of the corporate goals, especially those that are based on segment-level results such as ROTE for Commercial and Consumer Lending, mortgage loan volume or credit quality.
(2)	Effective as of April 23, 2017, Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer, which resulted in the forfeiture of any short-term cash incentive awards she may have otherwise earned in 2017.

55

Corporate Performance Goals, Metrics and Results. At the beginning of each plan year, the HRCG Committee approves the corporate financial measures and threshold, target and maximum goals for the Plan. The 2017 financial performance metrics were chosen to be in alignment with our 2017-2019 Strategic Plan as approved by the Board. The measures are designed to support our continuing efforts in increasing our financial strength, developing a profitable Commercial and Consumer Banking Segment through organic growth and strategic acquisitions while continuing to build market share in the Mortgage Banking Segment. We use core results to more accurately measure management’s performance against our operating plan. Core results adjust our actual results for nonrecurring revenue and expense items such as the impact of tax reform and merger and acquisition expenses. Here are the performance measures we used for 2017 and why:

●	Overall Core ROTE: ROTE means return on tangible equity. Tangible equity is determined by removing goodwill and identifiable intangible assets (other than loan servicing rights) from shareholders’ equity. Core returns are calculated by excluding the expenses and revenues related to mergers and acquisitions, the expenses of the expansion in new markets, and the impact of tax law changes.

●	Mortgage Lending ROTE: Mortgage lending is a core business for HomeStreet Bank. We continue to focus on the long term profitability of this business. Mortgage Lending ROTE is determined using core returns with respect to the Mortgage Banking Segment but is otherwise calculated in the same manner as Overall Core ROTE.

●	Commercial and Consumer ROTE: HomeStreet Bank’s long-term strategy is to grow our Commercial and Consumer Banking Segment, to diversify our balance sheet and broaden our sources of earnings. Commercial and Consumer ROTE is determined using core returns with respect to the Commercial and Consumer Banking Segment but is otherwise calculated in the same manner as Overall Core ROTE.

●	Classified Assets/Total Assets: This is considered a key measure of the quality of HomeStreet Bank’s loan portfolio. Classified assets consists of (1) loans graded substandard, doubtful or loss, and (2) other real estate owned, which is real estate typically acquired through foreclosure or default that is a non-earning asset of HomeStreet Bank. The lower the ratio is of classified assets to total assets, the better the result. Credit risk management remains a major focus of HomeStreet Bank so that management takes a balanced approach to growth, with an appropriate risk/return profile.

●	Core Deposit Growth: Growing core deposits is an important strategy to improve our deposit mix and support asset growth. Increasing core deposits supports the reduction of our proportion of alternative funding and helps us to manage funding costs in a rising rate environment. Core deposits are retail checking, savings and money market account deposits and exclude CDs, servicing deposits, brokered deposits, and other wholesale deposits.

●	Loan Origination (non-Single Family): We seek to grow and diversify our earning assets and reduce earnings volatility by increasing loan production in our Commercial and Consumer Banking Segment. Loan portfolio growth will increase our net interest income, a stable source of revenue.

56

The following table shows the performance measures, assigned weights, and 2017 results, for the corporate component of the Annual Incentive Plan. Overall, core ROTE and non-mortgage lending targets were set above 2016 actual performance while mortgage lending ROTE commercial and consumer ROTE and core deposit growth were set at the same target levels as 2016 based on our 2017 operating plan and given that 2016 actual results were very close to target performance for the two ROTE metrics (26.73% and 8.14%, respectively). Based on the core deposit growth rate for peers in years without acquisition activity, organic growth goals used in 2016 continue to represent appropriate rigor for 2017. Given the Company’s strong performance in 2016, the target goal for classified assets to total assets for 2017 was lower than the target goal for 2016, but the 2017 target goal was higher than the ratio actually achieved in 2016. As a result, in order for the Company to reach the target level in 2017, it would have to have a better ratio than the target ratio set for 2016, but not better than the ratio actually achieved in 2016.

Performance Measure	Weight	Threshold	Target	Stretch	Results
Overall Core ROTE	18.33%	9.28%	12.25%	15.23%	7.43%
Mortgage Lending ROTE	18.33%	10.0%	25.0%	40.0%	-0.43%
Commercial & Consumer Core ROTE	18.33%	6.00%	8.00%	10.0%	9.54%
Classified Assets to Total Assets (1)	10.00%	1.80%	1.12%	0.70%	0.29%
Core Deposit Growth	15.00%	5.0%	10.0%	15.0%	12.71%
Non-Mortgage Lending Volume (in millions) (2)	20.00%	$2,087	$2,981	$3,577	$2,749
Actual Payout as a Percentage of Target:					76.86%

(1)	Calculated by taking the ending value of the sum of nonperforming loans and other real estate owned assets divided by HomeStreet Bank’s total assets.
(2)	Measured by all HomeStreet Bank’s lending volume excluding single family mortgage loans. Lending types included in this category are commercial-related loan types such as commercial real estate, commercial construction and commercial and industrial – both secured and unsecured – as well as non-single family mortgage loan consumer-related types such as residential construction, home equity and consumer – both secured and unsecured.

Corporate performance results between threshold and target and between target and maximum are calculated on a straight-line interpolation basis. Annual incentive awards are calculated based on actual performance as compared to the goals described above. The HRCG Committee has the discretion to reduce or increase the payouts to the extent it determines appropriate to reflect the business environment and market conditions that may affect HomeStreet’s financial and stock price performance. No such discretion was exercised by the HRCG Committee for payouts earned in 2017.

Individual performance goals. Individual performance goals are established at the beginning of each plan year. An NEO’s individual goals may relate to responsibilities, projects and initiatives specific to the executive’s business or function that are not covered in the corporate performance measurements, such as acquisition achievements.

To assess individual performance against the goals, the HRCG Committee selected qualitative goals for the CEO tied to key strategic initiatives, as well as his responsibility in the areas of profitability, diversification, business growth and credit quality. Similarly, the CEO selected qualitative goals for the other non-commissioned NEOs based on the specific department and business goals that support the overall corporate goals.

Mr. Mason’s individual goals included (1) improving the profitability of the Mortgage Banking Segment through operational efficiencies and reduction in cost structure; (2) improving scalability and infrastructure through technology advancements and investments; (3) diversifying net income; (4) achieving satisfactory audits from external regulatory and accountant exams and internal audits; and (5) successfully executing new acquisitions.

Mr. Ruh’s individual goals were focused primarily on a review of costs, systems and capabilities of the departments reporting to him in an effort to streamline, and reduce operating expenses. His specific goals included (1) the effective management of our financial planning and analysis, treasury, accounting, corporate development and investor relations functions; (2) the continued maintenance of our internal controls; and (3) the management of our capital strategy.

Mr. Evans’s individual goals were focused on ensuring the provision of legal services system–wide, expense control in certain administrative departments, and managing and reducing legal and regulatory risks to the Company. His specific goals included (1) reduction in expenses of the legal and other administrative departments reporting to him; (2) restructuring and enhancing the risk and consumer compliance management infrastructure and operations; (3) leading the efforts in addressing the legal aspects of any concerns raised in examinations; and (4) cost effective and timely delivery of corporate real estate and facilities projects.

57

2017 Annual Incentive Plan Results. Based on the corporate results and individual performance achievements described above, the HRCG Committee approved the following Annual Incentive Plan incentive award payouts:

Non-Commissioned NEO	Corporate Component (% of Target Achieved)	Individual Component (% of Target Achieved)	Overall Award (As a % of Target Opportunity)	Actual Payout ($)
Mark K. Mason	76.86%	66.67%*	74.83%	$392,819
Mark Ruh	76.86%	100%	88.43%	$125,350
Godfrey Evans	76.86%	100%	88.43%	$115,401

*	The HRCG Committee determined that Mr. Mason’s achievement for his individual component should be less than target based on the HRCG Committee’s assessment of his qualitative achievements.

Commissioned NEOs Incentive Plan Arrangements

Commissioned NEOs are eligible for annual incentive awards under separate arrangements, which provide for payout opportunities based on their respective business units’ performance results. Specifically, 100% of their respective award opportunities are based on business unit profitability and lending volume, which are weighted, as follows:

Commissioned NEO	Business Unit	Weighting Profitability	Weighting Lending Volume
Rose Marie David	Single Family Lending	50%	50%
Bill Endresen	Commercial Real Estate	60%	40%

Ms. David’s incentive compensation plan consists of two components, volume and profitability, with each weighing 50% of the total incentive. The quarterly volume incentive is paid on achievement relative to five performance tiers calculated in basis points for certain levels of loan origination. One basis point is equal to 1/100th of a percent. The lowest tier pays out 1.75 basis points on purchase loans and 1 basis point on refinance loans for the first $300 million of volume. The highest tier pays out on a declining basis at 0.55 basis points on purchase loans and 0.3 basis points on refinance loans for volume over $975 million. The annual profitability incentive pays out 1.585% of the Company’s Mortgage Banking Segment pre-tax income (post allocations and excluding income and expense for Windermere Mortgage Services Series LLC). The profitability component of Ms. David’s incentive plan has a hold back of 10% of the award until year end to capture performance quality metrics. This remaining 10% of the award is paid out based on reaching specified quality metrics related to satisfactory audit results, compliance with the regulatory and reporting requirements of the Equal Credit Opportunity Act and limiting manufacturing defects in the origination of loans to below 1%. These defects include such areas as underwriting errors, regulatory compliance errors, fraud or misrepresentation by borrowers and unacceptable appraisals. Because the profitability goals were not met, there was no holdback to be paid to Ms. David in 2017. Ms. David received a total of $650,745 under the cash incentive plan in 2017.

Mr. Endresen’s incentive compensation plan consists of two components: volume and profitability. The monthly volume incentive is paid on achievement relative to three performance tiers and is calculated based on the aggregate value of loans originated in the Commercial Real Estate and Commercial Capital Segment, which we refer to as production volume. The lowest tier pays out at 1.90 basis points for the first $80 million in volume. The second tier pays out at 2.85 basis points on production volume over $80 million and up to $100 million. The third tier pays out at 5.55 basis points on production volume over $100 million. The profitability incentive is paid out quarterly at 0.85% of combined HomeStreet Commercial Real Estate and Commercial Capital Segment pre-tax income (post allocations). Although the incentive was earned entirely in 2017, 50% of each quarter’s incentive was withheld and paid at year-end. Additionally, the entire incentive is subject to a discount based on the ratio of Commercial Real Estate and Commercial Capital Segment classified loans to Commercial Real Estate and Commercial Capital Segment total loans as defined by the Credit Administration department of HomeStreet Bank. This incentive discount is intended to encourage loan production consistent with the safety and soundness of HomeStreet Bank and is paid after year-end. Mr. Endresen received a total of $660,143 under the cash incentive plan in 2017.

58

Performance Goals, Metrics and Results. The following table shows the performance measures, and 2017 results, for the commissioned NEOs:

Performance Measure	Target	Results
Single Family Lending
Profitability(1)	$44.90 million	—
Lending Volume(2)	$9.64 billion	$8.09 billion

Commercial Real Estate
Profitability(3)	$36.22 million	$45.73 million
Lending Volume(4)	$1.16 billion	$1.12 billion

(1)	Profitability is a percentage of pre-tax income (after determining allocation of consolidated Company overhead expenses and excluding income and expense for Windermere Mortgage Services)
(2)	Lending volume payout is a five-tiered basis points structure. As the volume tiers increase, the basis point tier payout decreases.
(3)	Profitability is a percentage of the pre-tax income (after determining allocation of consolidated Company overhead expenses) of the Commercial Real Estate and Commercial Capital Business Segments.
(4)	Lending volume consists of a three-tiered basis point payout structure on loan volume paid monthly.

2017 Award Payouts. Based on the performance results described above, the following incentive awards were paid to the commissioned NEOs:

Name	Target Payout ($)	Actual Payout (% Earned)	Actual Payout ($)
Rose Marie David[1]	$1,442,294	$650,745	45%
Bill Endresen[2]	$605,222	$660,143	108%

(1)	Rose Marie David’s actual payout was less than 100% of target due to reduced loan origination volume, the interest rate environment and lack of housing inventory in our primary markets, reducing the demand for refinance and purchase mortgages.

Long-Term Incentives

Under the 2014 Plan, the Company may grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, RSUs, unrestricted stock, PSUs, performance share awards and other performance compensation awards. Since 2014, our long-term incentive compensation has consisted of a combination of RSUs and PSUs.

2017 Target Long-Term Incentive Award Grants. In January 2017, the Company granted long-term incentive awards consisting of 50% RSUs and 50% PSUs as approved by the HRCG Committee. The value of the equity awards determined by the HRCG Committee was based on a target value as a percentage of base salary. The HRCG Committee determines the target by reviewing peer group data and appropriate market data relevant to the banking industry and sets targets at levels intended to create a meaningful opportunity for reward predicated on increasing shareholder value. In addition to considering competitive market data, the HRCG Committee considers an individual’s performance history, an individual’s potential for future advancement and promotions, the Chief Executive Officer’s recommendations for awards other than his own, and the value of existing vested and unvested outstanding equity awards. The relative weight given to each of these factors varies among individuals at the HRCG Committee’s discretion.

59

The table below shows the grant date fair value of long-term incentive awards granted in January 2017 to each of the NEOs:

NEO	RSUs		PSUs[4]		Total Value
	$ Value	# of shares	$ Target Value	# of shares	$	# of shares
Mark Mason[1]	$243,763	9,045	$243,763	9,045	$487,526	18,090
Mark Ruh[2]	$45,033	1,671	$45,033	1,671	$90,066	3,342
William Endresen[1]	$60,072	2,229	$60,072	2,229	$120,144	4,458
Rose Marie David[1]	$20,051	744	$20,051	774	$40,102	1,488
Godfrey Evans[1]	$60,799	2,256	$60,799	2,256	$121,598	4,512
Melba Bartels[3]	$94,756	3,516	$94,756	3,516	$189,512	7,032

(1)	Awards were made in January 2017 as an annual grant of equity compensation. Additional awards of RSUs made to Mr. Mason and Mr. Evans as consideration for the amendment of their employment agreements to remove a provision requiring a gross-up of excise taxes in the event of a change in control are not included in this table.
(2)	Mr. Ruh received an RSU with a grant date fair value of $45,033 and a PSU with a grant date fair value of $45,033 in January 2017 as an annual grant of equity compensation.
(3)	Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017, at which time the awards granted in January 2017 were forfeited.
(4)	PSUs are shown at target grant date fair value.

The number of shares covered by RSUs was determined by dividing the value listed above by the closing price of our common stock on the grant date of January 26, 2017. The target number of shares covered by PSUs was determined by dividing the target value listed above by the closing price on the grant date of January 26, 2017.

The RSUs vest incrementally in three equal installments on the first, second and third anniversaries from the grant date. In each case, the vesting of the award is contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability on the applicable vesting date.

The PSUs are earned and vested based on achieving a specified company performance result and continued employment over the three-year performance period. In each case, the vesting of the award is also contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability prior to the date the HRCG Committee certifies the achievement of the performance goal for the relevant performance period.

2017 Additional RSU Grants. In March 2017, the Company granted additional long-term incentive awards to Mr. Mason and Mr. Evans, in connection with their agreement to relinquish a tax gross-up provision that would apply to change in control benefits paid under their employment agreements. To assist in understanding the value of the excise tax gross-up provision, HomeStreet Bank engaged Deloitte & Touche, LLP (“Deloitte”) to evaluate the gross-up versus a “better after-tax” provision (which is described in greater detail below in the section entitled “Executive Employment Agreements”) over a three-year period (2017-2019) under different stock price scenarios. Deloitte applied multiple assumptions to estimate the results under each scenario. Following Deloitte’s analysis, one of the considerations was to award RSUs equal to the probability-adjusted value of the tax gross-up provision. While potential value of the gross-up protection is difficult to know in advance of a change in control, Deloitte projected that in the 2019 scenario, removing the gross-up provision would result in a reduction in pre-tax payment of between $500,000 and $700,000 in the aggregate to the NEOs. After consideration and discussion with the Company’s compensation consultant, the HRCG Committee granted RSUs to Mr. Mason and Mr. Evans, which vest incrementally on the first, second and third anniversaries from the grant, in consideration for the removal of the contractual gross-up protections in their employment agreements. In each case, the vesting of the award is contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability on the applicable vesting date. The fair market values of these awards were $300,000 for Mr. Mason and $150,000 for Mr. Evans.

60

Promotional RSU Grant. On September 11, 2017, Mr. Ruh was promoted to Executive Vice President and Chief Financial Officer. Upon this promotion, he was granted RSUs with a grant date fair value of $100,000 which vest incrementally on the first, second and third anniversaries from the grant date. In each case, the vesting of the award is contingent on Mr. Ruh’s employment with the Company not having terminated for any reason other than retirement, death or disability on the applicable vesting date. In determining the grant date value of Mr. Ruh’s RSUs, the HRCG Committee reviewed peer data provided by Pearl Meyer and determined that a grant of that size was appropriate given the expected duties and responsibilities of Mr. Ruh’s increased role with the Company.

A Closer Look at PSUs. PSUs are designed to focus the NEOs on financial objectives that support the Company’s three-year strategic plan. The HRCG Committee sets performance measures at the beginning of each year along with threshold, target and maximum performance metrics. These measures and metrics are chosen primarily based on HomeStreet Bank’s strategic plan against the backdrop of comparator peer data as provided by our independent, outside consultant. Payout opportunity ranges from 0% to 150% of target. PSUs are earned and vest at the end of a three-year performance period.

For the 2017-2019 performance period, the HRCG Committee selected Core ROTE as the sole performance measure upon which vesting will be based and established absolute performance requirements at threshold, target, and maximum. Performance results between threshold (0% payout) and target (target payout) and between target and maximum (150% of target payout) are calculated on a straight-line interpolation basis. The target performance level was designed to be achievable, but required the coordinated cross-functional focus and efforts of the executives, while the maximum performance level was designed to be difficult to achieve.

	Threshold	Target	Maximum
Average ROTE performance	9.28%	12.25%	15.23%
Payment as a % of target	0%	100%	150%

Vesting Provisions that Apply to All Equity Grants. In addition to the vesting provisions described above, our 2014 Plan provides that in the event of a change in control (as defined in the 2014 Plan) if the surviving entity does not assume the outstanding awards or place the participants in a similar plan with no diminution in value of awards, all then outstanding equity awards, including RSUs and PSUs, will vest upon the change in control. Additionally, the 2014 Plan provides that if a participant is terminated without cause (as defined in the 2014 Plan) or resigns for good reason (as defined in the 2014 Plan) within 12 months following such change in control, his or her outstanding equity awards will vest upon the termination date. Please see the section entitled “Potential Payments Upon Termination or Change in Control” for more information regarding such provisions and the retirement, death or disability provisions described above.

61

2015-2017 Performance Period Results and Payouts. For the 2015-2017 performance period, PSUs were based on a single measure, Return on Average Equity (“ROAE”) over the performance period of 12 fiscal quarters beginning January 2015 and ending December 31, 2017. The performance results were calculated based on averaging the 12 fiscal quarter’s performance results. The following chart shows the threshold, target and maximum metrics for the 2015-2017 award and performance for this period.

	Threshold	Target	Maximum	Results
Average ROAE Performance	7.0%	10.0%	12.0%	8.85%
Payout as a % of Target	0%	100%	150%	61.67%

At 61.67% achievement, NEOs received the following shares and associated value. Value was determined at the date of vesting on March 14, 2018.

NEO	Target Shares	Shares Vested	Value
Mark Mason	8,463	5,220	$159,210
Mark Ruh*	—	—	—
William Endresen	3,066	1,891	$87,675
Rose Marie David	1,131	698	$21,289
Godfrey Evans	2,787	1,719	$52,429
Melba Bartels*	—	—	—

*	Mr. Ruh and Ms. Bartels did not receive a January 2015 grant because they were not employed by the Company at the time of the grant.

Other Practices, Policies and Guidelines

Clawback Provisions

Our short-term cash incentive plans include a clawback provision in the event of a material restatement of financial results. If the Board reasonably determines that an executive engaged in knowing or intentionally fraudulent or illegal conduct that materially contributed to the need for the restatement, the Board, based on available remedies, will seek recovery or forfeiture from that executive officer of all or a portion of his or her incentive compensation. The clawback amount would be determined by comparing the actual incentive received by the executive officer under the short-term incentive plan during the period prior to the restatement, with the amount that should have been earned had performance been measured on the basis of the restated results. The difference would be recovered from the executive.

Health and Welfare Benefits

All NEOs are provided with the same medical, dental, vision and life insurance programs as all other benefits-eligible employees of the Company on the same terms and conditions as applicable to these employees generally.

401(k) Savings Plan

All employees, including our NEOs, are eligible to make pre-tax contributions under the HomeStreet, Inc. 401(k) Plan (the “401(k) Plan”) and may be eligible to receive a discretionary matching contribution. An employer matching contribution may begin immediately after enrollment in the 401(k) Plan for employees who are at least 18 years of age and meet applicable service requirements. Currently, the Company matches 100% on the first 3% and 50% on the next 2% of deferrals (maximum of 4%). This matching contribution is taxable when the employee withdraws the money whether the employee has contributed on a pre-tax or post-tax basis.

62

Perquisites and Other Personal Benefits

The Company does not have a formal perquisite policy or provide any supplemental executive retirement plans, although the HRCG Committee periodically reviews perquisites for our NEOs. We provide our NEOs with benefits that we believe are reasonable and consistent with our overall compensation program and beneficial to the Company in attracting and retaining qualified executives. Among these are health club memberships and parking as well as relocation benefits for Mr. Endresen and Mr. Ruh, both of whom are transferring from offices in California to our headquarters in Seattle, Washington.

2017 Risk Assessment

It is our belief that a majority of an executive’s total compensation should be variable “at risk” compensation, meaning it is tied to the Company’s financial performance. However, because performance and sales based incentives play a large role in our compensation programs, we strive to ensure that incentives do not result in actions that may conflict with the long-term interests of the Company, our shareholders and our customers. Therefore, the HRCG Committee reviews an evaluation of all of our plans covered under the Sound Incentive Compensation Policies as well as those that have sales components (applicable to executives and employees below the executive level) for attributes that could cause excessive risk-taking or unethical sales practices. The HRCG Committee concluded that our programs and practices do not encourage excessive risk-taking nor do they encourage unethical sales practices that could potentially cause harm to our customers.

Tax and Accounting Considerations

Special rules limit the deductibility of compensation paid to certain of our executive officers. Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), the annual compensation paid to any of these executive officers will be deductible only to the extent that such compensation does not exceed $1,000,000. Historically, there was an exemption to this $1,000,000 limit for compensation that was considered performance-based under Section 162(m). In prior years including fiscal 2017, we generally designed our PSUs with the intent of qualifying for performance-based exemption under Section 162(m), assuming other applicable regulatory requirements were satisfied. The Tax Cuts and Jobs Act, enacted in December 2017, repealed the performance-based compensation exemption with respect to tax years beginning after December 31, 2017 other than with respect to certain written binding arrangements in place on November 2, 2017 that are not later materially modified. While we intend for our PSUs granted prior to November 2, 2017 to qualify for exemption under Section 162(m), we cannot guarantee that such awards will in fact qualify given the fact-based nature of the performance-based compensation exemption under Section 162(m) and the limited availability of binding guidance thereunder. Following the enactment of the Tax Cuts and Jobs Act, tax deductibility will be one of the many factors considered in designing our executive compensation program.

Executive Employment Agreements

We use employment agreements to retain certain executives and the talent, skills, experience and expertise that they provide to the Company, with a goal of protecting the Company and the shareholders and providing necessary stability and skilled leadership for the Company. All NEOs have an employment agreement, with the exception of Ms. David.

63

Such employment agreements provide for the severance benefits summarized in the table below. Incentive amounts for severance purposes are determined as the greater of the executive’s then-current target performance incentive or the performance incentive the executive received in the prior year.

Name	Involuntary Termination without Cause or Resignation for Good Reason	Termination without cause or for Good Reason in Connection with a Change in Control
Mark Mason	2x salary | 2x incentive	2.5x salary | 2.5x incentive
Mark Ruh	2x salary | 2x incentive	2x salary | 2x incentive
Godfrey Evans	2x salary | 2x incentive	2x salary | 2x incentive
William Endresen	1.5x salary | 1x incentive	1.5x salary | 1x incentive

In addition, Mr. Mason and Mr. Evans are each entitled to receive 18 months of continuing health insurance coverage for them and their dependents in the event of an involuntary termination without cause or resignation for good reason, regardless of whether a change in control occurs, or upon a termination of employment for total disability.

Following amendments to certain executive officers’ employment agreements in 2017, including amendments to Mr. Mason’s and Mr. Evans’s employment agreements in March 2017, all employment agreements of the Company with its executive officers now provide that in the event any payment or benefits to be provided to the executive under his employment agreement would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), the executive would be entitled to receive either (a) the full amount of such payment or benefit, taking into account the amount that would actually be received by the executive after application of all taxes and the excise tax imposed by Section 4999 of the Code, or (b) an amount reduced to the minimum extent necessary to avoid such payment or benefit being a “parachute payment”, depending on which alternative provided the executive the highest payment net of tax treatment. Executives would be responsible for any excise tax owing on any “parachute payments” paid under their employment agreements. None of HomeStreet’s employment agreements with any executive or any other employee contains any provision to provide for a gross up of excise tax payments under any circumstances, including a change in control.

In January 2018, we entered into new employment agreements with Mr. Mason, Mr. Evans and Mr. Endresen (the “2018 Employment Agreements”). The 2018 Employment Agreements for Mr. Mason and Mr. Evans are substantially the same as their prior agreements except that the term of the agreements was extended to January 2021, with an automatic renewal for successive one-year terms absent notice from either party not to renew within 180 days before the end of the term. Mr. Mason’s 2018 Employment Agreement provides that he will have an annual base salary of not less than $700,000 and will be eligible for an annual performance-based incentive bonus with a target award equal to 75% of his annual salary, provided that the Board or the HRCG Committee may set a lower or higher bonus amount based on performance and peer group data provided by Pearl Meyer. The change in control provision remains unchanged.

Mr. Evans’s 2018 Employment Agreement provides that he will have an annual base salary of not less than $290,000 and a performance-based incentive bonus with a target equal to 45% of his annual salary, provided that the Board or the HRCG Committee may set a lower or higher bonus amount based on performance and peer group data provided by Pearl Meyer. The change in control provision remains unchanged.

Mr. Endresen’s 2018 Employment Agreement provides that he will have an annual base salary of not less than $315,000 and that he will be eligible for annual performance-based incentive bonuses pursuant to the Company’s incentive bonus compensation plans for executive officers in effect from time to time based on loan production volume, pre-tax, pre-incentive division income, credit quality and other targets that may be established from time to time by the Board or the HRCG Committee. Mr. Endresen is also eligible to participate in the Company’s standard benefits programs and may be awarded additional equity-based compensation. In February 2018, we amended Mr. Endresen’s 2018 Employment Agreement to increase the amount of cash severance Mr. Endresen would receive from one times his incentive amount to one-and-a-half times his incentive amount. The HRCG Committee approved the amendment based on its review of market data for comparable positions provided by Pearl Meyer.

64

We believe that having in place reasonable and competitive post-employment compensation arrangements is essential to attracting and retaining highly qualified executive officers. Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave the Company under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

In determining payment and benefit levels under the various circumstances covered by such post-employment compensation arrangements, the HRCG Committee has drawn a distinction between voluntary terminations of employment, terminations of employment for cause, and involuntary termination of employment in connection with or not involving a change in control of the Company. Payment in the latter circumstances has been deemed appropriate in light of the benefits to us described above, as well as the likelihood that the executive officer’s departure is due, at least in part, to circumstances not within his or her control.

In contrast, we believe that payments are generally not appropriate in the event of a voluntary resignation or termination of employment for cause because such events often reflect either an affirmative decision by the executive officer to end his or her relationship with us or inadequate performance. Accordingly, Ms. Bartels did not receive any severance pay in connection with her voluntary resignation from the Company.

Human Resources and Corporate Governance Committee Report

The information contained in this report shall not be deemed to be “soliciting material” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulations S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The HRCG Committee has reviewed and discussed the CD&A with management. Based on that review and those discussions, the HRCG Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2017.

This report is submitted by the Company’s Human Resource and Corporate Governance Committee consisting of Doug Smith (Chair), Victor Indiek, Thomas King and George “Judd” Kirk.

65

2017 Summary Compensation Table

The following table sets forth certain information regarding the compensation awarded to, earned by, or paid to our named executive officers during 2017 and, to the extent required by SEC executive compensation disclosure rules, 2016 and 2015.

Name and Principal Positions	Year	Salary (1)($)	Bonus ($)	Stock Awards (2)($)	Option Awards ($)	Non-Equity Incentive Plan Compensation (3)	Change in Pension and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation (4)($)	Total ($)
Mark K. Mason Chief Executive Officer	2017	690,385	—	787,574	—	392,819	—	21,181	1,891,958
	2016	637,500	—	412,557	—	588,809	—	23,248	1,662,114
	2015	537,500	500,000	459,330	—	353,579	—	19,381	1,869,790
Melba Bartels Former Senior Executive Vice President, Chief Financial Officer(5)	2017	130,432	—	189,512	—	—	—	10,649	330,593
	2016	379,486	33,000	189,611	—	215,689	—	103,909	921,695
	2015	135,417	75,000	269,204	—	188,622	—	72,249	740,492
Mark R. Ruh Executive Vice President, Chief Financial Officer(6)	2017	280,673	—	190,100	—	125,350	—	29,022	625,145
Rose Marie David Senior Executive Vice President, Mortgage Lending Director	2017	350,000	—	40,102	—	650,745	—	14,740	1,055,587
	2016	200,000	—	40,058	—	1,651,565	—	23,002	1,914,625
	2015	200,000	—	50,133	—	1,227,026	—	14,070	1,491,229
William Endresen Executive Vice President, Commercial Real Estate Lending Director and Commercial Capital President	2017	312,116	—	120,144	—	660,143	—	219,376	1,311,778
	2016	291,634	—	106,014	—	570,048	—	47,277	1,014,973
	2015	—	—	—	—	—	—	—	—
Godfrey B. Evans, Executive Vice President, General Counsel, Chief Administrative Officer	2017	286,154	—	271,662	—	115,401	—	17,472	690,649

(1)	The figures shown for salary represent amounts earned for the fiscal year, whether or not actually paid during such year.
(2)	Amounts represent the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For details of all assumptions made in such calculations, see Note 16 to our financial statements filed with our Annual Report on Form 10-K for the year ended December 31, 2017. The annual stock awards for 2017 comprised 50% RSUs and 50% PSUs for each executive officer receiving annual grants. The grant date for the 2017 RSUs and PSUs for all executive officers was January 26, 2017, with additional grants on March 8, 2017 for Mr. Mason and Mr. Evans for RSUs granted as consideration for the removal of their excise tax gross-up provisions, and on September 11, 2017 for Mr. Ruh for RSUs granted in connection with his promotion. The PSU awards listed above are based on reaching target performance, which was the probable achievement level at the time of grant. The value of the PSUs at their grant date if the Company reached maximum performance for 2017 would be $365,658 for Mr. Mason, $142,125 for Ms. Bartels, $90,121 for Mr. Endresen, $30,076 for Ms. David, $91,199 for Mr. Evans and $45,033 for Mr. Ruh. All of Ms. Bartels’s unvested RSUs and all of her PSUs were forfeited upon her resignation from the Company in April 2017.
(3)	Represents amounts earned for services rendered during the fiscal year, whether or not actually paid during such fiscal year under the Annual Incentive Plan.
(4)	The figure shown for each NEO for 2017 includes: (i) 401(k) matching contributions: Mr. Mason, $8,600, Ms. Bartels, $10,446, Ms. David, $11,140, Mr. Endresen, $13,091, and Mr. Evans, $12,170; (ii) health club membership: Mr. Mason, $3,093 and Mr. Evans, $1,930; (iii) parking: for each of Mr. Mason and Mr. Evans of $1,159, $720 for Ms. David, and $124 for Ms. Bartels; (iv) life insurance premiums: Mr. Mason, $248, Ms. Bartels, $79, Ms. David, $133, Mr. Endresen, $381, Mr. Ruh, $122 and Mr. Evans $381; (v) housing and relocation expenses in connection with transferring their primary office from California to our headquarters in Seattle: Mr. Endresen, $110,112, and Mr. Ruh, $12,465; and (vi) tax restoration payments with respect to such housing and relocation expenses: Mr. Endresen, $41,453, and Mr. Ruh, $7,066.
(5)	Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017. She did not receive any severance benefits in connection with her termination.
(6)	Mr. Ruh joined the Company as Senior Vice President, Corporate Development and Strategic Investments. Concurrent with Ms. Bartels departure from the Company on April 23, 2017, Mr. Ruh assumed the position of Senior Vice President, Interim Chief Financial Officer until September 11, 2017, when he was appointed Executive Vice President and Chief Financial Officer of the Company and HomeStreet Bank.

66

2017 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(3)	Options (#)	Award ($/Sh)	Option Awards
Mark K. Mason		262,500	525,000	787,500	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	9,045	—	—	$243,763
	1/26/2017	—	—	—	—	9,045	13,568	—	—	—	$243,763
	3/8/2017	—	—	—	—	—	—	11,280	—	—	$300,000
Mark R. Ruh		70,875	141,750	212,625	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	1,671	—	—	$45,033
	1/26/2017	—	—	—	—	1,671	2,507	—	—	—	$45,033
	9/11/2017	—	—	—	—	—	—	4,083	—	—	$100,000
Rose Marie David*		—	1,442,294	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—			744	—	—	$20,051
	1/26/2017	—	—	—	—	744	1,116		—	—	$20,051
William Endresen*		—	605,222	—	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	2,229	—	—	$60,072
	1/26/2017	—	—	—	—	2,229	3,344	—	—	—	$60,072
Godfrey B. Evans		62,250	130,500	195,750	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	2,256	—	—	$60,799
	1/26/2017	—	—	—	—	2,256	3,384	—	—	—	$60,799
	3/8/2017	—	—	—	—	—	—	5,640	—	—	$150,000
Melba Bartels		97,593	195,185	292,778	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	3,516	—	—	$94,756
	1/26/2017	—	—	—	—	3,516	5,274	—	—	—	$94,756

(1)	Grants to Mr. Mason, Mr. Ruh, Mr. Evans and Ms. Bartels are under the Annual Incentive Plan. Please see “Annual Incentive Plan Awards (Short-Term Incentives)” above in CD&A for more information. Grants to Ms. David and Mr. Endresen are pursuant to their individual commission plans. For our commissioned NEOs, the annual cash incentives awards are entirely commission-based and do not have a threshold for payment or a cap on the maximum amount that can be paid under the award. The target amount disclosed in this table represents the amount each commissioned NEO was expected to receive under the Company’s 2017 strategic plan at the beginning of fiscal year 2017. Please see “Commissioned NEOs Incentive Plan Arrangements” above in CD&A for more information.
(2)	Represents grants of PSUs under the 2014 Plan. Awards vest ratably on the first, second and third anniversaries of the date of grant. In each case, the vesting of the award is contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability prior to the date the HRCG Committee certifies the achievement of performance goals for the relevant performance period. In addition, such awards may vest in connection with a change in control in certain circumstances. Please see the section entitled “Long-Term Incentives” in the CD&A and the section entitled “Potential Payments Upon Termination or Change in Control” for more information.
(3)	Represents grants of RSUs under the 2014 Plan. Awards vest following determination by the HRCG Committee of satisfaction of performance goals over a three-year performance period ending on December 31, 2019. In each case, the vesting of the award is contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability, on the applicable vesting date. In addition, such awards may vest in connection with a change in control in certain circumstances. Please see the section entitled “Long-Term Incentives” in the CD&A and the section entitled “Potential Payments Upon Termination or Change in Control” for more information.

67

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END

		OPTION AWARDS					STOCK AWARDS
Name	Grant date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)(2)	Market Value Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)(4)
Mark K. Mason	1/29/15	—	—	—	—	—	2,821	$81,668	—	—
	1/29/15(2)	—	—	—	—	—	5,220	$151,119	—	—
	1/28/16	—	—	—	—	—	6,818	$197,381	—	—
	1/28/16	—	—	—	—	—	—	—	10,227	$296.071
	1/26/17	—	—	—	—	—	9,045	$261,852	—	—
	1/26/17	—	—	—	—	—	—	—	9,045	$261,852
	3/8/17	—	—	—	—	—	11,280	$326,556	—	—
Melba Bartels	—	—	—	—	—	—	—	—	—	—
Mark R. Ruh	1/26/17	—	—	—	—	—	1,671	$48,375	—	—
	1/26/17	—	—	—	—	—	—	—	1,671	$48,375
	9/11/17	—	—	—	—	—	4,083	$118,203	—	—
Rose Marie David	1/29/15	—	—	—	—	—	377	$10,914	—	—
	1/29/15(2)	—	—	—	—	—	698	$20,207	—	—
	1/28/16	—	—	—	—	—	662	$19,165	—	—
	1/28/16	—	—	—	—	—	—	—	993	$28,747
	1/26/17	—	—	—	—	—	744	$21,539	—	—
	1/26/17	—	—	—	—	—	—	—	744	$21,539
William Endresen	1/29/15	—	—	—	—	—	1,022	$29,587	—	—
	1/29/15(2)	—	—	—	—	—	1,891	$54,744	—	—
	1/28/16	—	—	—	—	—	1,752	$50,720	—	—
	1/28/16	—	—	—	—	—	—	—	2,628	76,080
	1/26/17	—	—	—	—	—	2,229	$64,530	—	—
	1/26/17	—	—	—	—	—	—	—	2,229	$64,530
Godfrey B. Evans	2/10/12	48,432	—	—	$11.00	2/10/2022	—	—	—	—
	1/29/15	—	—	—	—	—	929	$26,895	—	—
	1/29/15(2)	—	—	—	—	—	1,719	$49,765	—	—
	1/28/16	—	—	—	—	—	1,890	$54,716	—	—
	1/28/16	—	—	—	—	—	—	—	2,835	$82,073
	1/26/17	—	—	—	—	—	2,256	$65,311	—	—
	1/26/17	—	—	—	—	—	—	—	2,256	$65,311
	3/8/17	—	—	—	—	—	5,640	$163,278	—	—

(1)	Includes RSU awards that vest ratably over three years from the date of grant. In each case, the vesting of the award is contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability on the applicable vesting date. In addition, such awards may vest in connection with a change in control in certain circumstances. Amount shown reflects the number of RSUs that had not vested as of December 31, 2017. Please see the section entitled “Long-Term Incentives” in the CD&A and the section entitled “Potential Payments Upon Termination or Change in Control” for more information.
(2)	Also includes PSU awards granted in January 2015. Amount shown reflects the number of PSUs that were earned based on the achievement of a performance goal that was based on ROAE during the three-year performance period covering fiscal years 2015-2017. Such PSUs were not vested as of December 31, 2017, because the vesting of such PSUs was contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability prior to the date that the HRCG Committee certified the achievement of performance goals for the relevant performance period, which certification did not occur until March 14, 2018. In addition, such awards may vest in connection with a change in control in certain circumstances. Please see the section entitled “Long-Term Incentives” in the CD&A and the section entitled “Potential Payments Upon Termination or Change in Control” for more information.

68

(3)	Based on the December 29, 2017 closing market price of the Company’s shares of common stock on Nasdaq of $28.95 per share.
(4)	Includes PSU awards granted 2016 and 2017. Amount shown reflects the target number of PSUs; each award has a maximum value equal to 150% of the target value. Vesting of PSUs is based on achievement of a performance goal that was based on ROTE during a three-year performance period. For PSUs granted in 2016, the performance period covers fiscal years 2016-2018. For PSUs granted in 2017, the performance period covers fiscal years 2017-2019. In each case, the vesting of the award is also contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability prior to the date the HRCG Committee certifies the achievement of performance goals for the relevant performance period. Amounts included in the table are based on target award amounts; each award has a maximum value equal to 150% of the target value. In addition, such awards may vest in connection with a change in control in certain circumstances. Please see the section entitled “Long-Term Incentives” above in the CD&A and the section entitled “Potential Payments Upon Termination or Change in Control” for more information.

The following table sets forth the number of shares acquired from the vesting of RSUs and PSUs by each of the NEOs during fiscal year 2017. The table also presents the value realized upon such vesting, as calculated based on the closing price per share of our common stock on the Nasdaq on the vesting date.

2017 STOCK OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark K. Mason	—	—	16,471	$437,722
Mark R Ruh	—	—	—	—
Rose Marie David	—	—	2,074	$55,163
William Endresen	—	—	1,898	$51,209
Godfrey B. Evans	—	—	5,248	$139,534
Melba Bartels	—	—	1,551	$40,636

69

POTENTIAL Payments Upon Termination OR Change in Control

Employment Agreements

As described above in the “Compensation Discussion and Analysis,” as of December 31, 2017, we had entered into executive employment agreements, which provide for certain severance benefits in the event of a qualified termination with each of the NEOs other than Ms. David.

Severance Provisions.

The agreements provide for payment of severance amounts based on the executive’s annual salary and annual incentive plan award or, in the case of Mr. Endresen, commission-based incentive payments, of between one times and two times base salary and incentive payments. Each of Mr. Mason’s and Mr. Evans’s employment agreements also provides for up to 18 months of continuing health insurance coverage for such executive and his dependents in the event his employment is terminated by the Company or the surviving entity without cause (or by him with good reason).

Change in Control Severance Provision

Such NEO employment agreements also provide for certain severance benefits in the event (1) there is a change in control event (as defined in each executive’s agreement) and (2) the executive is either be terminated by us or the successor company without cause (as defined in each executive’s agreement) or terminate his or her employment for good reason (as defined in each executive’s agreement) within 90 days prior to or 12 months following the change in control (as defined in each executive’s agreement). The agreements provide for payment of severance amounts based on the executive’s annual salary and annual incentive plan award or, in the case of Mr. Endresen, commission-based incentive payments, of between one-and-a-half times and two-and-a-half times base salary and incentive payments. Each of Mr. Mason’s and Mr. Evans’s employment agreements also provides for up to 18 months of continuing health insurance coverage for such executive and his dependents in the event his employment is terminated by the Company or the surviving entity without cause (or by him with good reason) in connection with a change in control. Payments and benefits may be delayed six months following separation from service in connection with a change in control in order to comply with Section 409A of the Code.

Each NEO’s employment agreement contains a “better after-tax” provision, which provides that if any of the payments to the executive constitutes a parachute payment under Section 280G of the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code.

Additional Severance Benefit

In addition, in the event of a termination due to his total disability, each of Mr. Mason and Mr. Evans would receive 18 months of health insurance coverage for himself and his dependents.

Condition to Receiving Severance Benefits

As a condition to receiving any severance benefits under his or her employment agreement to which the executive would not otherwise be entitled, the executive must execute a release of all of his or her rights and claims relating to his or her employment and comply with certain post-termination restrictions, including, among other things, continuing to comply with the terms of his or her proprietary information and non-disclosure agreement, and for a period of six to 18 months, depending on the executive, and complying with certain non-solicitation and non-competition provisions that are set forth in each executive’s employment agreement.

70

2014 Plan

In addition to the severance benefits included in the employment agreements, our 2014 Plan provides that in the event of a change in control (as defined in the 2014 Plan) if the surviving entity does not assume the outstanding awards granted under the 2014 Plan or place the participants in a similar plan with no diminution in value of awards, all then outstanding equity awards will vest upon the change in control. In addition, the 2014 Plan provides that if a participant is terminated without cause (as defined in the 2014 Plan) or resigns for good reason (as defined in the 2014 Plan) within 12 months following such change in control, his or her outstanding equity awards will vest upon the termination date.

2014 Plan Award Agreements

Our standard form of RSU agreement provides that RSUs vest incrementally in three equal installments on the first, second and third anniversaries from the grant date. In each case, the vesting of the award is contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability on the applicable vesting date. If the NEO’s continuous service terminates as a result of the NEO’s death, disability, or retirement on or after age 65, a pro rata portion of the RSUs will vest as of the date of such termination equal to the number of full months from the grant date until the date of such event divided by 36, times the total number of RSUs granted, less the number of RSUs vested as of a previous anniversary date.

Our standard form of PSU agreement provides that PSUs are earned and vested based on achieving a specified company performance over the three-year performance period. In each case, the vesting of the award is also contingent on the NEO’s employment with the Company not having been terminated for any reason other than retirement, death or disability prior to the date the HRCG Committee certifies the achievement of the performance goal for the relevant performance period. If the NEO’s continuous service terminates during the performance period as a result of the NEO’s retirement on or after age 65, the PSUs will vest for that NEO at the end of the performance period in a pro rata portion of the PSUs subject to achievement of the performance goal as if the NEO’s continuous service had not terminated. The pro rata portion will be calculated by multiplying the PSUs thus vested by a fraction, the numerator of which equals the number of full months that the NEO was employed during the performance period and the denominator of which equals 36. If the NEO’s continuous service terminates during the performance period as a result of the NEO’s death or disability, the NEO will vest on a pro-rata basis to the extent PSUs would be vested based on actual performance during the full quarters employed during the performance period. The pro-rata fraction will be calculated by multiplying then-vested PSUs by a fraction, the numerator of which equals the number of full months that the NEO was employed during the performance period and the denominator of which equals 36.

The tables below set forth the value of compensation and benefits that would become payable to each of the NEOs as of December 31, 2017 assuming (1) a change in control had occurred on that date and/or (2)  the NEO experienced a qualifying termination of employment on that date, and in the case of payments made in connection with a change in control without considering the impact of the “better after-tax” provision. The applicable amounts are reported based upon the NEO’s compensation as of such date and based on the Company’s closing stock price of $28.95 on December 29, 2017. In the case of termination benefits, these benefits are in addition to what the NEO would receive in the event of any termination, and the benefits available generally to salaried employees, such as earned but unpaid salary, accrued but unused vacation consistent with the Company’s policy, and reimbursement of reasonable business expenses incurred for activities prior to such date of termination.

71

The actual amounts that would be paid in connection with such events can be determined only at the time of any such event. Due to the number of factors that affect the nature and amount of any benefits provided upon such an event, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the executive’s current base salary.

The benefits payable assuming (1) the applicable NEO is terminated without cause or resigns for good reason on December 31, 2017 and (2) no change in control has occurred, as reported in the below table, are as follows:

●	Cash severance: cash severance amounts consist of (1) between one-and-one-half times and two- times annual base salary, depending on the executive, plus (2) between one time and two times the greater of the executive’s annual cash target incentive or the last annual cash incentive paid to the executive, depending on the executive; and

●	Benefits continuation: for each of Mr. Mason and Mr. Evans, the Company would also pay for health insurance benefits for the executive and his dependents for up to 18 months following termination.

2017 POTENTIAL PAYMENTS UPON TERMINATION OUTSIDE OF A CHANGE IN CONTROL
Cash Severance
Name	Severance Payment	Highest Bonus Amount	Benefit Payments
Mark K. Mason	$1,400,000	$1,177,618	$26,020
Mark R Ruh	$630,000	$283,500	—
Rose Marie David(1)	—	—	—
William Endresen	$630,000	$660,143	—
Godfrey B. Evans	$580,000	$261,000	$23,506
Melba Bartels(2)	—	—	—

(1)	Ms. David does not have an employment agreement and is not entitled to severance benefits in this scenario.
(2)	Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017 and did not receive any severance payments.

The benefits payable assuming (1) the applicable NEO is terminated without cause or resigns for good reason on December 31, 2017, (2) a change in control has occurred and (3) the NEO’s RSUs and PSUs are assumed, as reported in the below table, are as follows:

●	Cash severance: cash severance amounts consist of (1) between one-and-one-half times and two-and-one-half times annual base salary, depending on the executive, plus (2) between one time and two-and-one-half times the greater of the executive’s annual cash target incentive or the last annual cash incentive paid to the executive, depending on the executive;

●	Benefits continuation: for each of Mr. Mason and Mr. Evans, the Company would also pay for health insurance benefits for the executive and his dependents for up to 18 months following termination; and

●	Equity awards: each outstanding equity award under the 2014 Plan that remains subject to vesting provisions will vest in full, with PSUs vesting at target levels.

72

2017 POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL
Cash Severance				Intrinsic Value of Accelerated Awards if Awards are Assumed (1)
Name	Severance Payment	Highest Bonus Amount	Benefit Payments	Vesting of RSUs	Vesting of PSUs	Total
Mark K. Mason	$1,750,000	$1,472,023	$26,020	$867,458	$802,928	$4,918,429
Mark R Ruh	$630,000	$283,500	—	$166,578	$48,375	$1,128,453
Rose Marie David(2)	—	—	—	$51,618	$83,029	$134,647
William Endresen	$630,000	$660,143	—	$144,837	$229,371	$1,664,351
Godfrey B. Evans	$580,000	$261,000	$23,506	$310,199	$228,068	$1,445,773
Melba Bartels(3)	—	—	—	—	—	—

(1)	Based on the December 29, 2017 closing market price of the Company’s shares of common stock on Nasdaq of $28.95 per share. In the event awards granted under the 2014 Plan are assumed or replaced and the executive officer is terminated without cause or resigns for good reason within 12 months of the change in control, such RSUs and PSUs will become immediately vested at the time of the date of termination. PSUs will vest at 100% of target levels.
(2)	Ms. David does not have an employment agreement. For purposes of this disclosure, we have assumed Ms. David would be treated as all other employees who are not contractually entitled to severance benefits who are terminated without cause or resign for good reason within 12 months following such change in control.
(3)	Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017 and did not receive any severance payments and ceased to be eligible for any change in control payments as of the date of her resignation.

The benefits payable assuming a change in control occurred in December 31, 2017 where the surviving entity does not assume the outstanding awards or place the participants in a similar plan with no diminution in value of awards, as reported in the below table, are as follows:

●	Equity awards: each outstanding equity award under the 2014 Plan that remains subject to vesting provisions will vest in full, with PSUs vesting at target levels.

2017 POTENTIAL PAYMENTS UPON A CHANGE IN CONTROL WHERE AWARDS ARE NOT ASSUMED
	Intrinsic Value of Accelerated Awards (1)
	Vesting of RSUs	Vesting of PSUs	Total
Mark K. Mason	$867,458	$802,928	$1,670,386
Mark R Ruh	$166,578	$48,375	$214,953
Rose Marie David	$51,618	$83,029	$134,647
William Endresen	$144,837	$229,371	$374,208
Godfrey B. Evans	$310,199	$228,068	$1,445,773
Melba Bartels(2)	—	—	—

(1)	Based on December 29, 2017 closing market price of the Company’s common stock on Nasdaq of $28.95 per share. Under the 2014 Plan, all RSUs and PSUs will become immediately vested at the time of a change in control if the acquiring company does not assume or replace such awards.
(2)	Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017 and ceased to be eligible for any change in control payments as of the date of her resignation.

73

The benefits payable assuming the applicable NEO’s termination of employment on December 31, 2017 due to retirement, death or disability as reported in the below table are as follows:

●	Equity awards: each outstanding equity award under the 2014 Plan that remains subject to vesting provisions will vest on a pro-rata basis (as described above), with PSUs vesting based on actual performance during the full quarters employed during the performance period.

●	Benefits continuation: for each of Mr. Mason and Mr. Evans, the Company would also pay for health insurance benefits for the executive and his dependents for up to 18 months.

2017 POTENTIAL PAYMENTS UPON RETIREMENT, DEATH OR DISABILITY
Vesting of RSUs(1)				Vesting of PSUs(1)(2)			Benefit Payments
Name	Retirement(3)	Death	Disability	Retirement(3)	Death	Disability	Disability
Mark K. Mason	—	$326,990	$326,990	—	$507,378	$507,378	$26,020
Mark R Ruh	—	$24,665	$24,665	—	—	—	—
Rose Marie David	—	$25,418	$25,418	—	$56,829	$56,829	—
William Endresen	—	$67,656	$67,656	—	$152,190	$152,190	—
Godfrey B. Evans	—	$110,560	$110,560	—	$150,887	$150,887	$23,506
Melba Bartels(4)	—	—	—	—	—	—	—

(1)	Based on the December 29, 2017 closing market price of the Company’s common stock on Nasdaq of $28.95 per share.
(2)	While PSUs vest pro rata based on actual performance during the full quarters employed during the performance period, the actual results cannot be determined until the HRCG certifies the achievement of the performance goal following the end of the relevant performance period. Therefore, PSUs reported in this table reflect the target level of performance goals for PSUs where the performance period ends December 31, 2018 and December 31, 2019.
(3)	None of the NEOs are retirement eligible under the terms of their outstanding RSUs and PSUs.
(4)	Ms. Bartels resigned from her position as Senior Executive Vice President, Chief Financial Officer effective April 23, 2017, and her outstanding unvested equity awards terminated on of the date of her resignation.

RATIO OF CEO PAY TO MEDIAN EMPLOYEE PAY

Prior to 2017, our Company qualified as an “emerging growth company” and, accordingly, we were able to provide reduced disclosure in the area of executive compensation pursuant to applicable SEC disclosure rules. As our Company ceased to qualify as an “emerging growth company” in 2017, we are providing for the first time a “Compensation Discussion and Analysis.” In accordance with Item 402(u) of Regulation S-K, we are not providing pay ratio disclosure until 2019 based on the transition relief available for emerging growth companies.

74

PROPOSAL 2
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Overview

For our 2013 annual meeting of shareholders through our 2017 annual meeting of shareholders, we were not required to request an advisory (non-binding) vote on named executive officer compensation because we were considered an “Emerging Growth Company” under the Jumpstart Our Business Startup Act. As of December 31, 2017, we are no longer an Emerging Growth Company. Accordingly, as required pursuant to Section 14A of the Exchange Act, we are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this Proxy Statement. In accordance with the requirements of the SEC, we are providing you the opportunity, as a shareholder, to endorse or not endorse our executive pay program through the following non-binding resolution:

“RESOLVED, that the compensation paid to the named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables and related materials included in the proxy statement, is hereby approved.”

We believe that our compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. Our compensation program is designed to motivate our leaders to contribute to the achievement of our financial goals and to focus on long-term value creation for our shareholders. We invite you to consider the details of our executive compensation provided under “Executive Compensation—Compensation Discussion & Analysis” in this Proxy Statement. That section provides you with information about the structure of our executive compensation and the objectives that our compensation program is intended to achieve.

Because your vote is advisory, it will not be binding upon the Board. However, the HRCG Committee values the opinions that our shareholders express in their votes, and will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The proposal on the advisory (non-binding) vote to approve named executive officer compensation requires the affirmative vote “FOR” of a majority of the shares present and voting on this matter.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR APPROVAL OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE COMPENSATION TABLES AND RELATED MATERIALS INCLUDED IN THIS PROXY STATEMENT.

75

PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF FUTURE
ADVISORY (NON-BINDING) SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

Overview

As required pursuant to Section 14A of the Exchange Act, we are providing shareholders the opportunity to vote, on a non-binding basis, to advise our Board on how frequently we should hold an advisory vote on the compensation of our named executive officers. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years. Under applicable law and implementing regulations, shareholders must vote on the compensation paid to named executive officers at least every three years, and a vote on the frequency of such vote must occur every six years.

The Board believes that an annual vote on compensation provides the highest level of accountability and direct communication with our shareholders by giving shareholders the opportunity to express their views on executive compensation through an advisory (non-binding) vote to approve such compensation as presented in the accompanying proxy statement for the applicable shareholders meeting. The Board also believes this approach will provide closer to real-time feedback, by providing shareholders an opportunity to give us their direct input on our compensation philosophy, policies and practices, and better allows management and the HRCG Committee to measure how it has responded to the prior year’s vote. Administratively and from a corporate governance perspective, preparing for an annual vote would lend itself to procedural consistency from year to year.

Because this vote is advisory, it will not be binding upon the Board. However, the HRCG Committee values the opinions that our shareholders express in their votes and will take into account the outcome of the vote in determining the frequency in which a shareholder vote on executive compensation will be held. This decision will be published in a Form 8-K to be filed by the Company no later than 150 days after the date of the Annual Meeting.

Vote Required and Board Recommendation

The frequency of the vote on executive compensation will be based upon which option receives the greatest number of votes. Shareholders will have the opportunity to vote for the options of “ONE YEAR”, “TWO YEARS”, “THREE YEARS” or “ABSTAIN”.

FOR THE REASONS DESCRIBED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR ONE YEAR FOR THE FREQUENCY OF FUTURE ADVISORY (NON-BINDING) SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION.

Your vote is to choose the frequency of the vote (one, two or three years), not to approve or disapprove the Board’s recommendation.

AUDIT COMMITTEE REPORT

As more fully described in the Audit Committee Charter, the Audit Committee, which consists solely of directors who satisfy applicable independence requirements of Nasdaq and SEC rules, is responsible for overseeing the integrity of the Company’s financial reporting process, financial statements and internal accounting controls.

The Audit Committee is also directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm to perform quarterly reviews and an annual audit of the Company’s financial statements. Deloitte served as the Company’s independent registered public accounting firm for 2017 and conducted an audit of the Company’s consolidated financial statements for fiscal year 2017.

76

In fulfilling its responsibilities, the Audit Committee has:

●	Reviewed and discussed the adequacy and effectiveness of the Company’s internal controls over financial reporting with management and Deloitte;

●	Reviewed and discussed the Company’s critical accounting policies, practices, and estimates with management and Deloitte;

●	Reviewed and discussed the Company’s audited financial statements with management and Deloitte;

●	Discussed with Deloitte matters required by Auditing Standards No. 1301 (Communications with Audit Committees);

●	Reviewed written communications from Deloitte as required by Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence); and

●	Reviewed written communications from Deloitte regarding their internal quality control procedures including the results of internal and peer reviews and PCAOB inspections.

Based on its review and discussions, the Audit Committee recommended to the full Board that the audited consolidated financial statements for the year ended December 31, 2017 be included in the Company’s 2017 Annual Report on Form 10-K filed with the SEC.

In determining whether to engage or re-engage an audit firm, the Audit Committee annually considers, among other factors, the firm’s qualifications, performance and independence, including that of the lead partner, to determine whether the firm will serve in the best interest of the Company and its shareholders. In deciding whether to re-engage Deloitte, the Audit Committee also reviewed the non-audit services provided by Deloitte, the fees the Company paid for these non-audit services, and whether the provision of these services is compatible with maintaining the independence of the independent registered public accounting firm.

In addition, as part of the appointment process and in accordance with regulatory guidance and Deloitte’s policies regarding audit partner rotation requirements which limit the number of consecutive years an individual partner may serve as a lead or concurring audit partner, the Audit Committee selected a new lead audit partner effective for fiscal year 2018 to replace the lead audit partner who had served in that capacity for the past five years. Prior to making this selection, the Audit Committee met with the candidate and discussed his background, experience and independence, and determined he was qualified to serve in the role of lead audit partner.

Based on the foregoing, the Audit Committee has retained Deloitte as the Company’s independent registered public accounting firm for fiscal year 2018.

Submitted by the Audit Committee of the Board of Directors of HomeStreet, Inc.

Scott M. Boggs, Chair

David A. Ederer

Thomas E. King

Douglas I. Smith

Donald R. Voss

77

PROPOSAL 4
ADVISORY (NON-BINDING) RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2018. We have used Deloitte as our independent registered public accounting firm since January 1, 2013.

Shareholder ratification of the appointment of Deloitte is not required by our Bylaws or other applicable legal requirements. However, the Board considers it desirable for shareholders to pass upon the selection of auditors as a matter of good corporate practice. We are submitting this proposal to our shareholders on an advisory (non-binding) basis, and the outcome of the vote will not be binding on the Company. In the event that this appointment of Deloitte as our independent registered public accounting firm is not ratified by our shareholders at the Annual Meeting, the appointment of Deloitte as our independent registered public accounting firm will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of Deloitte are expected to be present at the Annual Meeting and will be given the opportunity to make a statement at the Annual Meeting if they desire to do so and respond to appropriate questions.

Fees of Independent Registered Public Accounting Firm

The following table presents fees billed for professional audit services and other services rendered to the Company by Deloitte for the years ended December 31, 2017 and December 31, 2016. Amounts in this table are presented in thousands.

	Fiscal Year Ended
	December 31, 2017	December 31, 2016

Audit Fees (1)	$1,783	$1,833
Audit-Related Fees (2)	69	232
Tax Fees (3)	208	225
All Other Fees(4)	—	—
Total	$2,060	$2,290

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and for the review of our quarterly financial statements, as well as services that generally only our independent registered public accounting firm can reasonably provide, including statutory audits and services rendered in connection with SEC filings.
(2)	Audit-Related Fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements in connection with acquisition transactions completed by the Company during the reported fiscal year.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees billed for products and services provided by the principal accountant other than the Audit Fees, Audit-Related Fees and Tax Fees.

Pre-Approval of Audit and Non-Audit Services

It is the responsibility of HomeStreet’s Audit Committee to pre-approve all audit and non-audit services provided by our independent auditor. The Audit Committee has adopted a policy authorizing certain permissible audit and non-audit services to be performed by our independent auditor with subsequent reporting and oversight required by the Audit Committee. Permissible services, not pre-approved pursuant to this policy, require specific review and approval prior to the engagement by the Audit Committee, or a designated member. All services rendered by and fees paid to our independent auditor are reported to and monitored quarterly by the Audit Committee. The Audit Committee considers whether the provision of related audit services is compatible with maintaining the independent registered public accounting firm’s independence. To assist the Audit Committee in its oversight responsibilities, the pre-approval policy identifies the three basic principles of independence with respect to services provided by the independent registered public accounting firm, as well as the non-audit services the independent registered public accounting firm is prohibited from providing. All services provided by Deloitte in each of the last two fiscal years were pre-approved by the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

78

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in “Executive Compensation” above, the following is a description of each transaction since January 1, 2017, and each proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeds or will exceed $120,000; and

●	any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than a tenant or employee), had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation” and “Corporate Governance—Director Compensation.”

Loans

From time to time, HomeStreet Bank makes loans to directors, executive officers, principal shareholders, and their related interests (collectively, “insiders”) in the ordinary course of business. These loans are subject to the Federal Reserve Board’s Regulation O, which requires that they be made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for non-insiders. Loans to immediate family members not living in the director, officer, or principal shareholder’s home are not subject to Regulation O; however, HomeStreet Bank’s Corporate Compliance department reviews these loans to ensure they meet the same qualifications listed above. With the exception of the two loans listed below, all such loans originated in 2017 comply with these provisions and do not involve more than the normal risk of collectability or present other features unfavorable to us.

Home Loans to Employees, Officers, and Directors Program

As a benefit of employment, HomeStreet Bank offers reduced closing costs to certain employees under the Home Loans to Employees, Officers, & Directors program. This program is offered to all permanent HomeStreet employees working 20 hours or more (“eligible employees”) for the financing of the employee’s primary or secondary residence. Employees may receive the closing cost credit on eligible home loan transactions once every 12 months. The amount of credit received depends upon the size and type of loan. Employee loan applications must meet HomeStreet Bank’s normal underwriting standards, and with the exception of discounted fees where applicable, the loan terms are the same as loans to members of the public. The same documentation requirements, including appraisal, credit report, and other third-party documentation, apply. The Home Loans to Employees, Officers, & Directors program is permissible under Regulation O, pursuant to the fact that it is widely available to employees and does not give preference to the insider over other applicants.

79

In 2017, HomeStreet Bank originated two loans to directors or executive officers, or their related interests, under the Home Loans to Employees, Officers, and Directors Program. The following table provides information on these loans:

Related Party	Relationship to HomeStreet Bank	Original Loan Amount ($)	Highest Principal Balance During 2017 ($)	Balance as of 12/31/17 ($)		Principal Paid During 2017 ($)	Interest Paid During 2017 ($)	Interest Rate (%)	Discount Received on Closing Costs (% of loan amount)	Purpose
Mark Mason	Chief Executive Officer, President, and Chairman of the Board	1,300,000	1,300,000	0	[1]	0	0	3.75	0.25	Cash-out refinance to fund improvements on the officer’s primary residence.
Porter Balke	Step-son of Senior Executive Vice President and Mortgage Lending Director Rose Marie David	400,000	400,000	400,000	[2]	0	533.28	4.00	1.00	Purchase of primary residence.

(1)	Mr. Mason’s loan was originated on December 4, 2017 and sold, with the related servicing rights, to a third party prior to December 31, 2017, so we do not know the amount that remains outstanding on this loan. No principal or interest payments were due or paid prior to the sale.
(2)	Mr. Balke’s loan was sold to a government sponsored entity in January 2018. Prepaid interest of $533.28 was paid at closing. No additional principal or interest payments were due or paid prior to December 31, 2017. HomeStreet Bank retains the servicing rights on this loan.

Under HomeStreet Bank’s Related Person Transaction Policies and Procedures, if a loan to an insider or a related person has any terms or conditions not available to the general public, such as an employee discount, approval by the Audit Committee is required. If the loan amount is less than $1 million, the Chair of the Audit Committee has the authority to pre-approve the transaction. Prior to origination, the loans to Mark Mason and Porter Balke listed above were reviewed and approved by the Audit Committee and the Audit Committee Chair, respectively. With the exception of the employee discount, these loans were made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with non-related persons, and were determined not to involve more than the normal risk of collectability or present other features unfavorable to the Company.

Indemnification Agreements

We have entered into indemnification agreements with all of our current and former directors and certain of our current and former executive officers, including Mr. Mason, Mr. Evans and Ms. Bartels. Subject to certain limitations, these agreements require us to indemnify these individuals to the fullest extent permitted under applicable law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceedings against them as to which they could be indemnified.

Consulting Agreements with Chrisman & Company, Inc.

In April 2017, HomeStreet entered into two agreements with Chrisman & Company pursuant to which that entity was engaged to assist in the recruitment of certain senior officers of HomeStreet and HomeStreet Bank. Timothy Chrisman, who was a director of the Company during all of 2017, is the controlling owner, president and chief executive officer of Chrisman & Company.

80

The first of these agreements was a contingent fee search for a Financial Planning and Analysis Director for HomeStreet Bank; Chrisman & Company identified a candidate who was hired by HomeStreet Bank and, therefore, Chrisman & Company earned professional fees equal to 30% of the total expected annual compensation for that position. The second was a retained search agreement for a new Chief Financial Officer of HomeStreet, pursuant to which Chrisman & Company received professional fees equal to 30% of the total annual compensation of our new Chief Financial Officer plus reimbursement of direct expenses and an additional 10% of fees earned to cover indirect expenses. The compensation to Chrisman & Company was payable pursuant to the terms of the agreement regardless of whether or not Chrisman & Company ultimately provided the candidate who was hired for that position. In 2017, Chrisman & Company received professional fees and indirect cost reimbursement pursuant to these two agreements (not including reimbursed direct expenses) totaling $288,600.

Management reviewed these agreements and determined that the terms of the agreements are consistent with the terms offered by one or more third-party providers of recruitment services in one or more arm’s-length transactions. The agreements were approved by the chair of the Audit Committee and then ratified ratification by the full Audit Committee at its next meeting in accordance with the Company’s Related Person Transaction Policies and Procedures.

Mr. Chrisman resigned from our Board in January 2018.

Procedures for Approval of Related Party Transactions

HomeStreet Bank is subject to the requirements of Regulation O, which places certain restrictions on loan transactions between HomeStreet Bank and its directors, executive officers and principal shareholders (or any of their related interests). Regulation O generally defines a principal shareholder as a person that directly or indirectly, or acting through or in concert with one or more other persons, owns, controls or has the power to vote more than 10% of any class of voting shares. HomeStreet Bank surveys Company and Bank directors and senior and executive officers each year to identify their related interests. The Board has adopted a policy for lending to our employees, directors and executive officers to ensure compliance with Regulation O. Loans by HomeStreet Bank to our directors, executive officers, principal shareholders and their related interests that exceed $500,000 in aggregate require the approval of HomeStreet Bank’s board of directors.

Prior to the completion of our initial public offering, in addition to the application of Regulation O to certain related-party transactions, we followed formal conflict of interest policies requiring the review and pre-approval of transactions with a related party by the Chief Executive Officer and Audit Committee where the related party is a director, or by the Chairman, Chief Executive Officer or General Counsel for non-director employees. Since the completion of our initial public offering in February 2012, in accordance with the Audit Committee’s charter, the Audit Committee has reviewed and pre-approved in writing any proposed related party transactions. However, certain types of transactions, including certain loans made in the ordinary course of business, executive officer employment arrangements and director compensation required to be disclosed in our proxy statements, certain charitable contributions, transactions where all shareholders receive a proportional benefit and transactions entered into through a competitive bid prices, may be automatically deemed pre-approved as related party transactions under our Related Person Transaction Policies and Procedures, a copy of which is available on our website at www.homestreet.com. In the case of a loan requiring HomeStreet Bank board approval under Regulation O, review and approval by our Board is still required despite any such pre-approval as a related party transaction.

81

PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of our common stock as of April 5, 2018, by:

●	each of our directors and named executive officers;

●	all of our directors and executive officers as a group; and

●	each person known to us to be the beneficial owner of more than 5% of any class of our securities.

The amounts and percentage of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The SEC has defined “beneficial” ownership of a security to mean, generally, the possession, including shared possession, directly or indirectly, of voting power or investment power. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Unless otherwise indicated, we believe that each of the shareholders listed has sole voting and investment power with respect to their beneficially owned shares of our common stock.

The percentages reflect beneficial ownership as of April 5, 2018, as determined under Rule 13d-3 under the Exchange Act and are based on 26,971,908.6 shares of our common stock outstanding as of that date. In addition, any options exercisable or RSU vesting within 60 days of April 5, 2018 are included in the beneficial ownership of the holder of such option, and the percentage ownership for that holder is calculated by adding the aggregate number of options exercisable or RSUs vesting within 60 days of April 5, 2018 to both the number of shares held by that specific shareholder and the total number of shares outstanding. Unless otherwise set forth in the following table, the address of the listed shareholders is c/o HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101.

Unless otherwise indicated, all ownership interests or voting power referenced herein, either in percentage terms or number of shares, in respect of the Company’s outstanding shares, have been calculated in accordance with Rule 13d-3 under the Exchange Act.

82

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Black Rock Inc. (1) 55 East 52nd Street New York, NY 10022	3,461,203	12.83%

Dimensional Fund Advisors LP (2) 6300 Bee Cave Road Building One Austin, TX 78746	2,265,273	8.40%

NWQ Investment Management Company, LLC(3) 2409 Century Park East, 16th Floor Los Angeles, CA 90067	1,733,193	6.43%

Roaring Blue Lion Capital Management, L.P.(4) Charles W. Griege, Manager 8115 Preston Road, Ste 550 Dallas, TX 75225	1,605,109	5.95%

Vanguard Group (5) PO Box 2600 V26 Valley Forge, PA 19482	1,463,248	5.43%

Mark K. Mason	136,580	*
Mark R. Patterson (6)	90,267	*
Douglas I. Smith (7)	68,678	*
David A. Ederer (8)	38,404.6	*
Scott M. Boggs (9)	19,372.4	*
Thomas E. King (10)	17,567	*
George “Judd” Kirk (11)	20,030.4	*
Victor H. Indiek	9,855.567	*
Donald R. Voss (12)	7,392	*
Rose Marie David	23,009	*
William Endresen (13)	4,913.569	*
Godfrey Evans (14)	91,113	*
Mark Ruh	2,316	*
Melba Bartels	1,551	*
All executive officers and directors as a group (22 persons) (15)	870,040.269	3.20%

*	less than 1.0%
(1)	Based on Schedule 13G/A filed with the SEC on January 19, 2018.

83

(2)	Based on Schedule 13G/A filed with the SEC on February 9, 2018.
(3)	Based on Schedule 13G/A filed with the SEC on February 13, 2018.
(4)	Based on Schedule 13D/A filed with the SEC on March 14, 2018. Roaring Blue Lion Capital Management and Mr. Griege also disclosed in their Schedule 13D/A that they are acting as a group with Ronald Tanemura for purposes of the Annual Meeting; according to the Schedule 13D/A, Mr. Tanemura owns an additional 10,000 shares of the Company’s common stock.
(5)	Based on Schedule 13G/A filed with the SEC on February 9, 2018.
(6)	Includes (a) 267 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date and (b) 9,000 shares held by Mark and Michele Patterson Family Trust U/A dated 8/23/2010; Mr. Patterson and his spouse, Michele Patterson, are co-trustees and beneficiaries and share voting and investment power over the assets of the trust.
(7)	Includes (a) 1,161 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date and (b) 56,300 shares of common stock held jointly by Ann Smith, Mr. Smith’s spouse.
(8)	Includes (a) 803 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date, (b) 1,000 shares held as sole trustee for the Alicia Ruth Apple Trust dated 8/14/1992, and (c) 1,000 shares held as sole trustee for the Lucas James Apple Trust dated 8/14/1992.
(9)	Includes (a) 401 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date and (b) 6,400 shares held jointly with Patricia Boggs, Mr. Boggs’ spouse.
(10)	Includes (a) 312 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date and (b) 17,255 shares owned indirectly through the Thomas E. King Living Trust, of which Mr. King is the sole trustee and beneficiary.
(11)	Includes (a) 1,125 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date and (b) 6,488.4 shares of common stock held jointly by Barbara Kirk, Mr. Kirk’s spouse.
(12)	Includes (a) 357 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date and (b) 1,000 shares held as sole trustee for the Voss Family Trust.
(13)	Includes 450.569 shares held through the 401(k) Plan as of the last statement date of April 5, 2018. Participants in the Company’s 401(k) Plan have the authority to direct voting of shares they hold through the 401(k) Plan.
(14)	Includes 48,432 shares issuable on exercise of options vested as of or within 60 days of April 5, 2018.
(15)	Includes an aggregate of (a) 4,738 shares deemed earned for director compensation as of April 5, 2018 but not yet outstanding as of that date, (b) 193,597 shares issuable on exercise of options vested as of or within 60 days of April 5, 2018, and (c) 14,489.502 shares held through the 401(k) Plan as of the most recent statement date of April 5, 2018. Participants in the Company’s 401(k) Plan have the authority to direct voting of shares they hold through the 401(k) Plan. Does not include shares held by Ms. Bartels who is not an executive officer of the Company as of the date of the table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”), to file with the SEC reports of ownership and reports of changes in ownership of common stock and our other equity securities. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, the Company believes that during fiscal year ended December 31, 2017 all Reporting Persons complied with all applicable requirements other than Mr. Chrisman, who filed a late Statement in Changes of Beneficial Ownership on Form 4 relating to an open market purchase of shares.

84

INFORMATION REGARDING EQUITY COMPENSATION PLANS

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2017 under the 2014 Plan.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Plans approved by shareholders	640,247	(1)	$12.47	(2)	1,074,890	(3)
Plans not approved by shareholders (4)	10,800	(4)	$1.07		—
Total	651,047		$9.80		1,074,890

(1)	Consists of 256,747 shares subject to option grants awarded pursuant to the HomeStreet, Inc. 2010 Equity Incentive Plan (“the 2010 Plan”), 152,209 shares subject to RSUs awarded under the 2014 Plan and 231,291 shares issuable under PSUs awarded under the 2014 Plan, assuming maximum performance goals are met under such awards, resulting in the issuance of the maximum number of shares allowed under those awards.
(2)	Shares issued on vesting of RSUs and PSUs under the 2014 Plan are done without payment by the participant of any additional consideration and therefore have been excluded from this calculation. The weighted average exercise price reflects only the exercise price of the options issued under the 2010 Plan that are still outstanding as of the date of this table.
(3)	Consists of shares remaining available for issuance under the 2014 Plan. The 2010 Plan was terminated when the 2014 Plan was approved by our shareholders on May 29, 2014. While the terms of the 2010 Plan remain in effect for any awards issued under that plan that are still outstanding, new awards may not be granted under the 2010 Plan.
(4)	Consists of two retention equity awards granted outside of the 2010 Plan but subject to its terms and conditions: a non-statutory stock option granted to a senior vice president (who is not an executive officer) for 8,000 shares on November 29, 2011 with an exercise price of $0.75 per share and a non-statutory stock option granted to Darrell van Amen on January 27, 2011 for 2,800 shares at $2.00 per share, which expire ten years from the date of grant and were subject to a four-year vesting schedule. As of December 31, 2017, both awards are fully vested.

OTHER MATTERS

We will bear the cost of preparing, assembling, and mailing the form of proxy, this Proxy Statement and other material which may be sent to shareholders in connection with this solicitation of proxies by our Board and all costs associated with delivering our proxy materials to shareholders. In addition to solicitation of proxies by use of the Internet, telephone and mail, our directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) may solicit the return of proxies by telephone or personal interview.

We will request banks, brokers and other nominees to forward copies of our proxy materials to beneficial owners of shares of our common stock and to request instructions for voting the proxies. We may reimburse such banks, brokers and other nominees for their expenses in connection therewith.

Our Board is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

85

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Company’s 2017 Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”), including financial statements, is being mailed to shareholders with this Proxy Statement. Additional copies of the 2017 Annual Report may be obtained without charge by writing to Investor Relations, HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101. This Proxy Statement, the 2017 Annual Report and other proxy materials are also available on the following cookies-free website that can be accessed anonymously at www.homestreet.com/proxy. The SEC maintains a website located at www.sec.gov that also contains this information. The information on HomeStreet’s website and the SEC’s website are not part of this Proxy Statement.

WE ENCOURAGE YOU TO VOTE ELECTRONICALLY OVER THE INTERNET OR BY CALLING THE TOLL-FREE NUMBER (FOR RESIDENTS OF THE UNITED STATES AND CANADA) LISTED ON YOUR PROXY CARD. PLEASE HAVE YOUR WHITE PROXY CARD IN HAND WHEN GOING ONLINE OR CALLING. IF YOU AUTHORIZE YOUR PROXY ELECTRONICALLY OVER THE INTERNET OR BY CALLING THE TOLL-FREE NUMBER, YOU DO NOT NEED TO RETURN YOUR WHITE PROXY CARD. IF YOU CHOOSE TO AUTHORIZE YOUR PROXY BY MAIL, SIMPLY COMPLETE YOUR WHITE PROXY CARD, AND THEN DATE, SIGN AND RETURN IT IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED.

86

APPENDIX A

ADDITIONAL INFORMATION REGARDING
PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Nominees

The names, ages and principal occupations of the directors and nominees of the Company who are Participants are set forth in the section entitled “Proposal 1 — Election of Directors” under the heading “Nominees for Director” of this Proxy Statement. The business address for the Company’s directors and nominees is HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101.

Officers and Employees

The executive officers of the Company who are Participants are Mark K. Mason, Mark R. Ruh, Godfrey B. Evans, Rose Marie David and William Endresen. The business address for each is HomeStreet, Inc., 601 Union Street, Suite 2000, Seattle, Washington 98101. The principal occupations of the Company’s executive officers are stated under the section entitled “Executive Officers” in this Proxy Statement.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by directors and named executive officers as of April 5, 2018 is set forth in the section entitled “Principal Shareholders” in this Proxy Statement.

A-1

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
Mark K. Mason	3/23/2018	Common Stock	2,208	Disposition
	3/14/2018	Common Stock	5,220	Acquisition
	3/14/2018	Common Stock	1,485	Disposition
	3/8/2018	Common Stock	3,760	Acquisition
	2/1/2018	Common Stock	6,934	Disposition
	1/29/2018	Common Stock	2,821	Acquisition
	1/28/2018	Common Stock	3,409	Acquisition
	1/26/2018	Common Stock	3,015	Acquisition
	5/29/2017	Common Stock	2,780	Acquisition
	3/13/2017	Common Stock	3,361	Disposition
	3/13/2017	Common Stock	4,100	Disposition
	3/8/2017	Common Stock	7,461	Acquisition
	2/6/2017	Common Stock	2,800	Disposition
	1/29/2017	Common Stock	2,821	Acquisition
	1/28/2017	Common Stock	3,409	Acquisition
	7/22/2016	Common Stock	122,772	Acquisition
	7/22/2016	Common Stock	122,773	Acquisition
	5/27/2016	Common Stock	2,780	Acquisition
	4/28/2016	Common Stock	242,168	Acquisition
	4/28/2016	Common Stock	242,168	Disposition
Scott M. Boggs	4/5/2018	Common Stock	401	Acquisition
	1/4/2018	Common Stock	389	Acquisition
	10/10/2017	Common Stock	406	Acquisition
	7/7/2017	Common Stock	383	Acquisition
	4/6/2017	Common Stock	279	Acquisition
	1/4/2017	Common Stock	276	Acquisition
	10/11/2016	Common Stock	371	Acquisition
	7/12/2016	Common Stock	437	Acquisition
David A. Ederer	4/5/2018	Common Stock	803	Acquisition
	1/4/2018	Common Stock	797	Acquisition
	10/10/2017	Common Stock	794	Acquisition
	7/7/2017	Common Stock	824	Acquisition
	4/6/2017	Common Stock	186	Acquisition
	2/2/2017	Common Stock	539	Acquisition
	1/4/2017	Common Stock	197	Acquisition
	10/11/2016	Common Stock	265	Acquisition
	8/10/2016	Common Stock	302	Acquisition
	7/12/2016	Common Stock	249	Acquisition
Victor H. Indiek	4/5/2018	Common Stock	312	Acquisition
	1/4/2018	Common Stock	303	Acquisition
	10/10/2017	Common Stock	315	Acquisition
	7/7/2017	Common Stock	250	Acquisition
	4/6/2017	Common Stock	232	Acquisition
	1/4/2017	Common Stock	197	Acquisition
	10/11/2016	Common Stock	265	Acquisition
	7/12/2016	Common Stock	312	Acquisition
Thomas E. King	4/5/2018	Common Stock	312	Acquisition
	1/4/2018	Common Stock	303	Acquisition
	10/10/2017	Common Stock	315	Acquisition
	7/7/2017	Common Stock	250	Acquisition
	4/6/2017	Common Stock	232	Acquisition
	1/4/2017	Common Stock	197	Acquisition
	10/11/2016	Common Stock	265	Acquisition
	7/12/2016	Common Stock	312	Acquisition
George “Judd” Kirk	4/5/2018	Common Stock	1,125	Acquisition
	1/4/2018	Common Stock	710	Acquisition
	10/10/2017	Common Stock	685	Acquisition
	7/7/2017	Common Stock	523	Acquisition
	4/6/2017	Common Stock	633	Acquisition
	1/4/2017	Common Stock	568	Acquisition
	1/4/2017	Common Stock	537	Acquisition
	10/11/2016	Common Stock	636	Acquisition
	7/12/2016	Common Stock	874	Acquisition

A-2

Name	Date	Title of Security	Number of Shares	Transaction
Mark R. Patterson	4/5/2018	Common Stock	267	Acquisition
Douglas I. Smith	4/5/2018	Common Stock	1,161	Acquisition
	1/4/2018	Common Stock	727	Acquisition
	10/10/2017	Common Stock	740	Acquisition
	7/7/2017	Common Stock	608	Acquisition
	4/6/2017	Common Stock	707	Acquisition
	1/4/2017	Common Stock	616	Acquisition
	10/11/2016	Common Stock	785	Acquisition
	7/12/2016	Common Stock	999	Acquisition
Donald R. Voss	4/5/2018	Common Stock	357	Acquisition
	1/4/2018	Common Stock	303	Acquisition
	10/10/2017	Common Stock	316	Acquisition
	7/7/2017	Common Stock	251	Acquisition
	4/6/2017	Common Stock	233	Acquisition
	1/4/2017	Common Stock	197	Acquisition
	10/11/2016	Common Stock	265	Acquisition
	7/12/2016	Common Stock	312	Acquisition
Mark R. Ruh	2/1/2018	Common Stock	241	Disposition
	1/26/2018	Common Stock	557	Acquisition
	5/2/2017	Common Stock	1,000	Acquisition
	1/26/2017	Common Stock	1,000	Acquisition
Godfrey B. Evans	3/23/2018	Common Stock	605	Acquisition
	3/14/2018	Common Stock	1,719	Acquisition
	3/14/2018	Common Stock	726	Disposition
	3/8/2018	Common Stock	1,880	Acquisition
	2/1/2018	Common Stock	965	Disposition
	1/29/2018	Common Stock	929	Acquisition
	1/28/2018	Common Stock	945	Acquisition
	1/26/2018	Common Stock	752	Acquisition
	5/29/2017	Common Stock	916	Acquisition
	3/13/2017	Common Stock	725	Disposition
	3/8/2017	Common Stock	2,458	Acquisition
	2/3/2017	Common Stock	620	Disposition
	1/29/2017	Common Stock	929	Acquisition
	1/28/2017	Common Stock	945	Acquisition
	5/27/2016	Common Stock	916	Acquisition
Rose Marie David	3/14/2018	Common Stock	698	Acquisition
	1/29/2018	Common Stock	377	Acquisition
	1/28/2018	Common Stock	331	Acquisition
	1/26/2018	Common Stock	248	Acquisition
	5/29/2017	Common Stock	371	Acquisition
	3/8/2017	Common Stock	995	Acquisition
	1/29/2017	Common Stock	377	Acquisition
	1/28/2017	Common Stock	331	Acquisition
	5/27/2016	Common Stock	371	Acquisition
William Endresen	3/23/2018	Common Stock	503	Disposition
	3/14/2018	Common Stock	1,891	Acquisition
	3/5/2018	Common Stock	216	Disposition
	2/27/2018	Common Stock	1,022	Acquisition
	2/1/2018	Common Stock	520	Disposition
	1/28/2018	Common Stock	876	Acquisition
	1/26/2018	Common Stock	743	Acquisition
	5/30/2017	Common Stock	1,000	Disposition
	2/27/2017	Common Stock	1,022	Acquisition
	1/28/2017	Common Stock	876	Acquisition
	5/5/2016	Common Stock	750	Disposition

A-3

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, no Participant or associate of any Participant (i) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of common stock or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a shareholder of the Company or, with respect to a director nominee, as a nominee for director. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-4

Broadridge Corporate Issuer Solutions
C/O HomeStreet, Inc.
P.O. Box 1342
Brentwood, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Election of Class I Directors

Nominees

	For	Against	Withhold	Abstain
1. Scott M. Boggs	☐	☐	☐	☐
2. Mark R. Patterson	☐	☐	☐	☐
3. Douglas I. Smith	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To approve on an advisory (non-binding) basis the compensation of HomeStreet, Inc.'s named executive officers	☐	☐	☐

The Board of Directors recommends you vote for "1 YEAR" for proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. To approve on an advisory (non-binding) basis the frequency of future advisory (non-binding) shareholder votes on executive compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

Proxy cards marked as abstained or withheld in respect of any of the proposals will not be considered votes cast and will have no effect on the outcome of such proposals.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

HomeStreet, Inc.
Annual Meeting of Shareholders
May 24, 2018
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) David A. Ederer and/or Godfrey B. Evans, and each of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of HOMESTREET, INC. that the shareholder(s) are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 A.M., PDT on May 24, 2018, at Hilton Seattle Hotel, located at 1301 Sixth Avenue, Seattle, Washington, 98101, and any adjournment or postponement thereof.

The undersigned hereby revokes all proxies previously given. This proxy, when properly executed, will be voted in the manner directed herein. If this card is properly executed and returned but no such direction is made, the shares will be voted in accordance with the Board of Directors' recommendations: FOR ALL directors on Item 1, FOR Items 2 and 4 and for ONE YEAR on Item 3 and at the discretion of the proxy holders with respect to such other matters as may properly come before the meeting or any postponement thereof to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934.

A copy of our 2017 Annual Report to Shareholders is available at www.homestreet.com/proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement are available at www.proxyvote.com.

Continued and to be signed on reverse side